Document And Entity Information (USD $)	12 Months Ended
	Dec. 31, 2011	Feb. 28, 2012	Jun. 30, 2011
Entity Information [Line Items]
Document Type	8-K
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Entity Registrant Name	Ally Financial Inc.
Entity Central Index Key	0000040729
Current Fiscal Year End Date	--12-31
Entity Filer Category	Non-accelerated Filer
Entity Common Stock, Shares Outstanding		1,330,970
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Public Float			$ 0

Consolidated Statement of Income (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Financing revenue and other interest income
Interest and fees on finance receivables and loans	$ 6,635		$ 6,546		$ 6,471
Interest on loans held-for-sale	332		601		416
Interest on trading assets	19		15		132
Interest and dividends on available-for-sale investment securities	398		356		220
Interest-bearing cash	54		69		98
Operating leases	2,298		3,596		5,435
Total financing revenue and other interest income	9,736		11,183		12,772
Interest expense
Interest on deposits	700		641		677
Interest on short-term borrowings	314		324		465
Interest on long-term debt	5,209		5,701		5,949
Total interest expense	6,223		6,666		7,091
Depreciation expense on operating lease assets	1,038		1,903		3,519
Net financing revenue	2,475		2,614		2,162
Other revenue
Servicing fees	1,358		1,493		1,467
Servicing asset valuation and hedge activities, net	(789)		(394)		(1,104)
Total servicing income, net	569		1,099		363
Insurance premiums and service revenue earned	1,573		1,750		1,861
Gain on mortgage and automotive loans, net	470		1,261		799
(Loss) gain on extinguishment of debt	(64)		(123)		665
Other gain (loss) on investments, net	294		504		162
Other income, net of losses	754		537		190
Total other revenue	3,596		5,028		4,040
Total net revenue	6,071		7,642		6,202
Provision for loan losses	219		442		5,603
Noninterest expense
Compensation and benefits expense	1,574		1,576		1,517
Insurance losses and loss adjustment expenses	713		820		992
Other operating expenses	3,498		3,665		4,999
Total noninterest expense	5,785		6,061		7,508
Income (loss) from continuing operations before income tax expense	67		1,139		(6,909)
Income tax expense (benefit) from continuing operations	179		153		74
Net income (loss) from continuing operations	(112)		986		(6,983)
Income (loss) from discontinued operations, net of tax	(45)		89		(3,315)
Net income (loss)	(157)		1,075		(10,298)
Net (loss) income attributable to common shareholders
Net (loss) income from continuing operations	(112)		986		(6,983)
Preferred stock dividends - U.S. Department of Treasury	(534)		(963)		(855)
Preferred stock dividends	(260)		(282)		(370)
Impact of preferred stock conversion and related amendment	0		(616)		0
Impact of preferred stock amendment	32		0		0
Net loss from continuing operations attributable to common shareholders	(874)	[1]	(875)	[1]	(8,208)	[1]
(Loss) income from discontinued operations, net of tax	(45)		89		(3,315)
Net (loss) income attributable to common shareholders	$ (919)		$ (786)		$ (11,523)
Basic weighted-average common shares outstanding	1,330,970		800,597		529,392
Diluted weighted-average common shares outstanding	1,330,970	[1]	800,597	[1]	529,392	[1]
Basic earnings per common share
Net loss from continuing operations	$ (658)		$ (1,092)		$ (15,503)
(Loss) income from discontinued operations, net of tax	$ (33)		$ 111		$ (6,262)
Net (loss) income	$ (691)		$ (981)		$ (21,765)
Diluted earnings per common share
Net loss from continuing operations	$ (658)		$ (1,092)		$ (15,503)
(Loss) income from discontinued operations, net of tax	$ (33)		$ 111		$ (6,262)
Net (loss) income	$ (691)	[1]	$ (981)	[1]	$ (21,765)	[1]

[1]	Due to the antidilutive effect of converting the Fixed Rate Cumulative Mandatorily Convertible Preferred Stock into common shares and the net loss attributable to common shareholders for 2011, 2010, and 2009, income attributable to common shareholders and basic weighted-average common shares outstanding were used to calculate basic and diluted earnings per share.

Consolidated Statement of Comprehensive Income (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Net income (loss)	$ (157)		$ 1,075		$ (10,298)
Unrealized gains on investment securities
Net unrealized gains (losses) arising during the period	196		320		115
Less: Net realized gains (losses) reclassified to net income (loss)	284		497		(108)
Net change	(88)		(177)		223
Translation adjustments and net investment hedges
Translation adjustments	(237)		165		601
Hedges-net unrealized gains (losses) arising during the period	165		(183)		0
Less: Hedges - Net realized losses reclassified to net income	(8)		(1)		0
Net change	(64)		(17)		601
Cash flow hedges
Net unrealized gains (losses) arising during the period	0		33		1
Defined benefit pension plans
Net gains (losses), prior service costs, and transition obligations arising during the period	(27)		(59)		37
Less: Net gain (loss), prior service costs, and transition obligations reclassified to net income (loss)	(7)		(19)		13
Net change	(20)		(40)		24
Other comprehensive income, net of tax	(172)		(201)		849
Cumulative effect of change in accounting principle (a)	0	[1]	(4)	[1]	0	[1]
Comprehensive income	$ (329)		$ 870		$ (9,449)

[1]	(a)Relates to the adoption of ASU 2009-17, Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities.

Consolidated Balance Sheet (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Assets
Noninterest-bearing	$ 2,475	$ 1,714
Interest-bearing	10,560	9,956
Total cash and cash equivalents	13,035	11,670
Trading assets	622	240
Investment securities	15,135	14,846
Loans held-for-sale, net	8,557	11,411
Finance receivables and loans, net
Finance receivables and loans, net	114,755	102,413
Allowance for loan losses	(1,503)	(1,873)
Total finance receivables and loans, net	113,252	100,540
Investment in operating leases, net	9,275	9,128
Mortgage servicing rights	2,519	3,738
Premiums receivable and other insurance assets	1,853	2,181
Other assets	18,741	17,564
Assets of operations held-for-sale	1,070	690
Total assets	184,059	172,008
Liabilities
Noninterest-bearing	2,029	2,131
Interest-bearing	43,021	36,917
Total deposit liabilities	45,050	39,048
Short-term borrowings	7,680	7,508
Long-term debt	92,794	86,612
Interest payable	1,587	1,829
Unearned insurance premiums and service revenue	2,576	2,854
Reserves for insurance losses and loss adjustment expenses	580	862
Accrued expenses and other liabilities	14,084	12,126
Liabilities of operations held-for-sale	337	680
Total liabilities	164,688	151,519
Equity
Common stock and paid-in capital	19,668	19,668
Mandatorily convertible preferred stock held by U.S. Department of Treasury	5,685	5,685
Preferred stock	1,255	1,287
Accumulated deficit	(7,324)	(6,410)
Accumulated other comprehensive income	87	259
Total equity	19,371	20,489
Total liabilities and equity	184,059	172,008
Variable Interest Entity, Primary Beneficiary [Member]
Assets
Loans held-for-sale, net	9	21
Finance receivables and loans, net
Finance receivables and loans, net	40,935	33,483
Allowance for loan losses	(210)	(238)
Total finance receivables and loans, net	40,725	33,245
Investment in operating leases, net	4,389	1,065
Other assets	3,029	3,194
Assets of operations held-for-sale	0	85
Total assets	48,152	37,610
Liabilities
Short-term borrowings	795	964
Long-term debt	33,143	24,466
Interest payable	14	15
Accrued expenses and other liabilities	405	352
Liabilities of operations held-for-sale	0	45
Total liabilities	$ 34,357	$ 25,842

Consolidated Statement Of Changes In Equity (USD $) In Millions, unless otherwise specified		Total		Common stock and paid-in capital [Member]	Mandatorily convertible preferred stock held by U.S. Department Of Treasury [Member]	Preferred stock [Member]	Retained earnings (accumulated deficit) [Member]	Accumulated Other Comprehensive Income [Member]	Retained earnings [Member]	Accumulated other comprehensive (loss) income [Member]	Members' Interest [Member]	Mandatorily convertible preferred interest held by U.S. Department Of Treasury [Member]	Preferred interests [Member]
Beginning Balance at Dec. 31, 2008		$ 21,854							$ 6,286	$ (389)	$ 9,670	$ 5,000	$ 1,287
Increase (Decrease) in Partners' Capital [Roll Forward]
Capital contributions		1,247									1,247
Net income (loss)		(4,578)							(4,578)
Preferred interest dividends paid to the U.S. Department of Treasury		(160)							(160)
Preferred interests dividends		(195)							(195)
Dividends to members		(119)							(119)
Issuance of preferred interests		7,500										7,500
Other comprehensive income (loss)		497								497
Ending Balance at Jun. 30, 2009	[1]	26,046		10,917	12,500	1,287	1,234	108
Ending Balance at Jun. 30, 2009	[1]	26,046							1,234	108	10,917	12,500	1,287
Increase (Decrease) in Partners' Capital [Roll Forward]
Net income (loss)		(5,720)					(5,720)
Other comprehensive income (loss)		352						352
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Capital contributions		55		55
Preferred stock dividends paid to the U.S. Department of Treasury		(695)					(695)
Preferred stock dividends		(175)					(175)
Dividends to shareholders		(274)					(274)
Issuance of preferred stock		1,250			1,250
Conversion of preferred stock to common equity		0		2,857	(2,857)
Ending Balance at Dec. 31, 2009		20,839		13,829	10,893	1,287	(5,630)	460
Increase (Decrease) in Partners' Capital [Roll Forward]
Net income (loss)		1,075					1,075
Other comprehensive income (loss)		(205)						(205)
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Balance at January 1, 2010, after cumulative effect of adjustments		20,786		13,829	10,893	1,287	(5,687)	464
Capital contributions		15		15
Preferred stock dividends paid to the U.S. Department of Treasury		(963)					(963)
Preferred stock dividends		(282)					(282)
Dividends to shareholders		(11)					(11)
Conversion of preferred stock to common equity	[2]	0		5,824	(5,208)		(616)
Other	[3]	74					74
Cumulative effect of a change in accounting principle, net of tax	[4]	(53)					(57)	4
Ending Balance at Dec. 31, 2010		20,489		19,668	5,685	1,287	(6,410)	259
Increase (Decrease) in Partners' Capital [Roll Forward]
Net income (loss)		(157)					(157)
Other comprehensive income (loss)		(172)						(172)
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Preferred stock dividends paid to the U.S. Department of Treasury		(534)					(534)
Preferred stock dividends		(260)					(260)
Series A preferred stock amendment		0				32	(32)
Other		5	[3]				(5)
Ending Balance at Dec. 31, 2011		$ 19,371		$ 19,668	$ 5,685	$ 1,255	$ (7,324)	$ 87

[1]	Effective June 30, 2009, we converted from a Delaware limited liability company into a Delaware corporation. Each unit of each class of common membership interest issued and outstanding immediately prior to the conversion was converted into an equivalent number of shares of common stock with substantially the same rights and preferences as the common membership interests. Upon conversion, holders of our preferred membership interests also received an equivalent number of preferred stock with substantially the same rights and preferences as the former preferred membership interests.
[2]	Refer to Note 20 to the Consolidated Financial Statements for further detail.
[3]	Represents a reduction of the estimated payment accrued for tax distributions as a result of the completion of the GMAC LLC U.S. Return of Partnership Income for the tax period January 1, 2009, through June 30, 2009.
[4]	Relates to the adoption of ASU 2009-17, Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities.

Consolidated Statement Of Cash Flows (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Operating activities
Net income (loss)	$ (157)		$ 1,075		$ (10,298)
Reconciliation of net income (loss) to net cash provided by (used in) operating activities
Depreciation and amortization	2,713		4,100		5,958
Impairment of goodwill and other intangible assets	0		0		607
Other impairment	40		170		1,516
Changes in fair value of mortgage servicing rights	1,606		872		142
Provision for loan losses	217		469		6,173
(Gain) loss on sale of loans, net	(459)		(1,014)		(192)
Net (gains) losses on investment securities	(294)		(520)		(2)
Loss (gain) on extinguishment of debt	64		123		(665)
Originations and purchases of loans held-for-sale	(60,270)		(73,823)		(88,283)
Proceeds from sales and repayments of loans held-for-sale	61,187		80,093		78,673
Net change in:
Trading assets	(483)		(39)		734
Deferred income taxes	(198)		(272)		(402)
Interest payable	(98)		177		83
Other assets	(311)		1,240		3,711
Other liabilities	1,390		(504)		(1,473)
Other, net	546		(540)		(1,414)
Net cash provided by (used in) operating activities	5,493		11,607		(5,132)
Investing activities
Purchases of available-for-sale securities	(19,377)		(24,116)		(21,148)
Proceeds from sales of available-for-sale securities	14,232		17,872		10,153
Proceeds from maturities of available-for-sale securities	4,965		4,527		4,527
Net (increase) decrease in finance receivables and loans	(16,998)		(17,344)		15,062
Proceeds from sales of finance receivables and loans	2,868		3,138		260
Purchases of operating lease assets	(6,528)		(3,551)		(732)
Disposals of operating lease assets	5,517		8,627		6,612
Proceeds from sale of business units, net	50	[1]	161	[1]	296	[1]
Other, net	1,143	[2]	3,119	[2]	2,098	[2]
Net cash (used in) provided by investing activities	(14,128)		(7,567)		17,128
Financing activities
Net change in short-term borrowings	514		(3,629)		(338)
Net increase in bank deposits	5,840		6,556		10,703
Proceeds from issuance of long-term debt	44,754		39,002		30,679
Repayments of long-term debt	(40,473)		(49,530)		(61,493)
Proceeds from issuance of common stock	0		0		1,247
Proceeds from issuance of preferred stock to the U.S. Department of Treasury	0		0		8,750
Dividends paid	(819)		(1,253)		(1,592)
Other, net	234		869		1,064
Net cash used in financing activities	10,050		(7,985)		(10,980)
Effect of exchange-rate changes on cash and cash equivalents	49		102		(602)
Net (decrease) increase in cash and cash equivalents	1,464		(3,843)		414
Adjustment for change in cash and cash equivalents of operations held-for-sale	(99)	[1],[2]	725	[1],[2]	(777)	[1],[2]
Cash and cash equivalents at beginning of year	11,670		14,788		15,151
Cash and cash equivalents at end of year	13,035		11,670		14,788
Supplemental disclosures
Interest	5,630		5,531		7,868
Income taxes	507		517		355
Noncash items
Increase in finance receivables and loans due to a change in accounting principle	0	[3]	17,990	[3]	0	[3]
Increase in long-term debt due to a change in accounting principle	0	[3]	17,054	[3]	0	[3]
Transfer of mortgage servicing rights into trading assets through certification	266		0		0
Capital contributions from stockholders/members	0		0		34
Conversion of preferred stock to common equity	0		5,208		0
Other disclosures
Proceeds from sales and repayments of mortgage loans held-for-investment originally designated as held-for-sale	241		1,324		1,010
Consolidation of loans, net	0		137		1,410
Consolidation of variable interest entity debt	0		78		1,184
Deconsolidation of loans, net	0		1,969		0
Deconsolidation of variable interest entity debt	$ 0		$ 1,903		$ 0

[1]	The amounts are net of cash and cash equivalents of $88 million at December 31, 2011, and $1.2 billion at December 31, 2010, of business units at the time of disposition.
[2]	Cash flows of operations held-for-sale are reflected within operating, investing, and financing activities in the Consolidated Statement of Cash Flows. The cash balance of these operations is reported as assets of operations held-for-sale on the Consolidated Balance Sheet.
[3]	Relates to the adoption of ASU 2009-17, Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities.

Description Of Business, Basis Of Presentation, And Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Description Of Business, Basis Of Presentation, And Significant Accounting Policies [Abstract]
Description of Business, Basis of Presentation, and Significant Accounting Policies
1.    Description of Business, Basis of Presentation, and Significant Accounting Policies
Ally Financial Inc. (formerly GMAC Inc. and referred to herein as Ally, we, our, or us) is a leading, independent, globally diversified, financial services firm with $184 billion in assets and operations in 32 countries. Founded in 1919, we are a leading automotive financial services company with over 90 years experience providing a broad array of financial products and services to automotive dealers and their customers. We are also one of the largest residential mortgage companies in the United States. We became a bank holding company on December 24, 2008, under the Bank Holding Company Act of 1956, as amended. Our banking subsidiary, Ally Bank, is an indirect wholly owned subsidiary of Ally Financial Inc. and a leading franchise in the growing direct (online and telephonic) banking market, with $39.6 billion of deposits at December 31, 2011.
Residential Capital, LLC
Residential Capital, LLC (ResCap), one of our mortgage subsidiaries continues to be negatively impacted by the events and conditions in the mortgage banking industry and the broader economy that began in 2007. Market deterioration has led to fewer sources of, and significantly reduced levels of, liquidity available to finance ResCap's operations. ResCap is highly leveraged relative to its cash flow and has recognized credit and valuation losses and other charges resulting in a significant deterioration in capital. In the future, ResCap may also continue to be negatively impacted by exposure to representation and warranty obligations, adverse outcomes with respect to current or future litigation, fines, penalties, or settlements related to our mortgage-related activities, and additional expenses to address regulatory requirements. During the fourth quarter of 2011, ResCap recorded a charge of $212 million for penalties imposed by certain of our regulators and other governmental agencies in connection with mortgage foreclosure-related matters. Refer to Note 31 for additional information. ResCap is required to maintain consolidated tangible net worth, as defined, of $250 million at the end of each month, under the terms of certain of its credit facilities. For this purpose, consolidated tangible net worth is defined as ResCap's consolidated equity excluding intangible assets. As a result of the fourth quarter charge, ResCap's consolidated tangible net worth was $92 million at December 31, 2011, and was therefore temporarily reduced to below $250 million. This was, however, immediately remediated by Ally through a capital contribution of $197 million, which was provided through forgiveness of intercompany debt during January 2012. Notwithstanding the immediate cure, the temporary reduction in tangible net worth resulted in a covenant breach in certain of ResCap's credit facilities as of December 31, 2011. ResCap has obtained waivers from all applicable lenders with respect to this covenant breach and an acknowledgment letter from a Government-sponsored Enterprise indicating they would take no immediate action as a result of the breach. In the future Ally may choose not to remediate any further breaches of covenants.
ResCap seeks to manage its liquidity and capital positions and explores initiatives to address its debt covenant compliance and liquidity needs including debt maturing in the next twelve months and other risks and uncertainties. ResCap's initiatives could include, but are not limited to, the following: continuing to work with key credit providers to optimize all available liquidity options; possible further reductions in assets and other restructuring activities; focusing production on conforming and government-insured residential mortgage loans; and continued exploration of opportunities for funding and capital support from Ally and its affiliates. The outcomes of most of these initiatives are to a great extent outside of ResCap's control resulting in increased uncertainty as to their successful execution.
During 2009 and 2010, we performed a strategic review of our mortgage business. As a result of this, we effectively exited the European mortgage market through the sale of our U.K. and continental Europe operations. We also completed the sale of certain higher-risk legacy mortgage assets and settled representation and warranty claims with certain counterparties. The ongoing focus of our Mortgage operations will be predominately the origination and sale of conforming and government-insured residential mortgages and mortgage servicing.
In the future, Ally or ResCap may take additional actions with respect to ResCap as each party deems appropriate. These actions may include Ally providing or declining to provide additional liquidity and capital support for ResCap; refinancing or restructuring some or all of ResCap's existing debt; the purchase or sale of ResCap debt securities in the public or private markets for cash or other consideration; entering into derivative or other hedging or similar transactions with respect to ResCap or its debt securities; Ally purchasing assets from ResCap; or undertaking corporate transactions such as a tender offer or exchange offer for some or all of ResCap's outstanding debt securities, asset sales, or other business reorganization or similar action with respect to all or part of ResCap and/or its affiliates. In this context, Ally and ResCap each typically consider a number of factors to the extent applicable and appropriate including, without limitation, its financial condition, results of operations, and prospects; ResCap's ability to obtain third-party financing; tax considerations; the current and anticipated future trading price levels of ResCap's debt instruments; conditions in the mortgage banking industry and general economic conditions; other investment and business opportunities available to Ally and/or ResCap; and any nonpublic information that ResCap may possess or that Ally receives from ResCap.
ResCap remains heavily dependent on Ally and its affiliates for funding and capital support, and there can be no assurance that Ally or its affiliates will continue such actions or that Ally will choose to execute any further strategic transactions with respect to ResCap or that any transactions undertaken will be successful. Consequently, there remains substantial doubt about ResCap's ability to continue as a going concern. Should Ally no longer continue to support the capital or liquidity needs of ResCap or should ResCap be unable to successfully execute other initiatives, it would have a material adverse effect on ResCap's business, results of operations, and financial position.
Ally has extensive financing and hedging arrangements with ResCap that could be at risk of nonpayment if ResCap were to file for bankruptcy. At December 31, 2011, we had $2.6 billion in funding arrangements with ResCap. This amount included $1.0 billion of senior secured credit facilities, which were fully drawn at December 31, 2011. This amount further included a $1.6 billion line of credit consisting of $1.1 billion in secured capacity, of which $235 million was drawn, and $500 million of unsecured capacity. The unsecured portion is only available after the secured portion has been fully drawn. At December 31, 2011, the hedging arrangements were fully collateralized. Amounts outstanding under the secured financing and hedging arrangements fluctuate. If ResCap were to file for bankruptcy, ResCap's repayments of its financing facilities, including those with us, could be slower. In addition, we could be an unsecured creditor of ResCap to the extent that the proceeds from the sale of our collateral are insufficient to repay ResCap's obligations to us. It is possible that other ResCap creditors would seek to recharacterize our loans to ResCap as equity contributions or to seek equitable subordination of our claims so that the claims of other creditors would have priority over our claims. In addition, should ResCap file for bankruptcy, our $92 million investment related to ResCap's equity position as of December 31, 2011, which did not reflect our recent $197 million capital contribution, would likely be reduced to zero. If a ResCap bankruptcy were to occur and a substantial amount of our credit exposure is not repaid to us, it could have an adverse impact on our near-term net income and capital position, but we do not believe it would have a materially adverse impact on Ally's consolidated financial position over the longer term.
During 2011, ResCap received capital contributions from Ally of $58 million in the form of forgiveness of debt on the line of credit. In January 2012, ResCap received capital contributions of $197 million through additional forgiveness of debt on the line of credit as described above.
Consolidation and Basis of Presentation
The Consolidated Financial Statements include our accounts and accounts of our majority-owned subsidiaries after eliminating all significant intercompany balances and transactions and include all variable interest entities (VIEs) in which we are the primary beneficiary. Refer to Note 11 for further details on our VIEs. Our accounting and reporting policies conform to accounting principles generally accepted in the United States of America (GAAP).
We operate our international subsidiaries in a similar manner as we operate in the United States of America (U.S. or United States), subject to local laws or other circumstances that may cause us to modify our procedures accordingly. The financial statements of subsidiaries that operate outside of the United States generally are measured using the local currency as the functional currency. All assets and liabilities of foreign subsidiaries (excluding Venezuela due to hyperinflation) are translated into U.S. dollars at year-end exchange rates. The resulting translation adjustments are recorded in accumulated other comprehensive income. Income and expense items are translated at average exchange rates prevailing during the reporting period.
Certain amounts in prior periods have been reclassified to conform to the current period presentation. During 2011, interest paid to investors in connection with consumer mortgage loans that are paid off prior to their stated maturity and interest paid to borrowers in connection with escrow deposits, both of which were included in interest on short-term borrowings in prior periods, have been reclassified to servicing fees in the Consolidated Statement of Income. Additionally, interest paid on loans that we repurchase out of Government National Mortgage Association (Ginnie Mae) securitizations, which were included in interest on short-term borrowings, have been reclassified to interest on loans held-for-sale in the Consolidated Statement of Income. These reclassifications had no impact to our consolidated financial position or results of operations.
Use of Estimates and Assumptions
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and that affect income and expenses during the reporting period and related disclosures. In developing the estimates and assumptions, management uses all available evidence; however, actual results could differ because of uncertainties associated with estimating the amounts, timing, and likelihood of possible outcomes.
Significant Accounting Policies
Cash and Cash Equivalents
Cash and cash equivalents include cash on hand and certain highly liquid investment securities with maturities of three months or less from the date of purchase. Cash and cash equivalents that have restrictions on our ability to withdraw the funds are included in other assets on our Consolidated Balance Sheet. The book value of cash equivalents approximates fair value because of the short maturities of these instruments. Certain securities with original maturities less than 90 days that are held as a portion of longer-term investment portfolios, primarily held by our Insurance operations, are classified as investment securities.
Securities
Our portfolio of securities includes government securities, corporate bonds, asset- and mortgage-backed securities (MBS), interests in securitization trusts, equity securities, and other investments. Securities are classified based on management's intent. Our trading assets primarily consist of MBS and retained and purchased interests in certain securitizations. The retained interests are carried at fair value with changes in fair value recorded in current period earnings. All other securities are classified as available-for-sale and carried at fair value with unrealized gains and losses included in accumulated other comprehensive income or loss, on an after-tax basis. Premiums and discounts on debt securities are amortized as an adjustment to investment yield generally over the stated maturity of the security. We employ a systematic methodology that considers available evidence in evaluating potential other-than-temporary impairment of our investments classified as available-for-sale or held-to-maturity. If the cost of an investment exceeds its fair value, we evaluate, among other factors, the magnitude and duration of the decline in fair value. We also evaluate the financial health of and business outlook for the issuer, the performance of the underlying assets for interests in securitized assets, and our intent and ability to hold the investment.
Once a decline in fair value of an equity security is determined to be other-than-temporary, an impairment charge for the credit component is recorded to other gain (loss) on investments, net, in our Consolidated Statement of Income, and a new cost basis in the investment is established. Noncredit component losses of a debt security are recorded in other comprehensive income (loss) when we do not intend to sell the security or it is not more likely than not that we will have to sell the security prior to the security's anticipated recovery. Noncredit component losses are amortized over the remaining life of the debt security by offsetting the recorded value of the asset.
Realized gains and losses on investment securities are reported in other gain (loss) on investments, net, and are determined using the specific identification method.
For information on trading assets refer to Note 6 and for information on investment securities refer to Note 7.
Loans Held-for-sale
Loans held-for-sale may include consumer automobile, consumer mortgage, and commercial receivables and loans. Loans held-for-sale are carried at either fair value because of the fair value option election or lower of cost or estimated fair value. Loan origination fees, as well as discount points and incremental direct origination costs, are initially recorded as an adjustment of the cost of the loan and are reflected in the gain or loss on sale of loans when sold. Fair value is determined by type of loan and is generally based on contractually established commitments from investors, current investor yield requirements, current secondary market pricing, or cash flow models using market-based yield requirements. Our fair value option election loans primarily consist of conforming and government-insured mortgage loans. Refer to Note 8 for information on loans held-for-sale and Note 27 for information on fair value measurement.
Finance Receivables and Loans
Finance receivables and loans are reported at the principal amount outstanding, net of unearned income, premiums and discounts, and allowances. Unearned income, which includes unearned rate support received from an automotive manufacturer on certain automotive loans and deferred origination fees reduced by origination costs, is amortized over the contractual life of the related finance receivable or loan using the effective interest method. Loan commitment fees are generally deferred and amortized over the commitment period. For information on finance receivables and loans, refer to Note 9.
We classify finance receivables and loans between loans held-for-sale and loans held-for-investment based on management's assessment of our intent and ability to hold loans for the foreseeable future or until maturity. Management's intent and ability with respect to certain loans may change from time to time depending on a number of factors including economic, liquidity, and capital conditions. Management's view of the foreseeable future is based on the longest reasonably reliable net income, liquidity, and capital forecast period.
Our portfolio segments are based on the level at which we develop and document our methodology for determining the allowance for loan losses. Additionally, the classes of finance receivables are based on several factors including the method for monitoring and assessing credit risk, the method of measuring carrying value, and the risk characteristics of the finance receivable. Based on an evaluation of our process for developing the allowance for loan losses including the nature and extent of exposure to credit risk arising from finance receivables, we have determined our portfolio segments to be consumer automobile, consumer mortgage, and commercial.

•	Consumer automobile — Consists of retail automobile financing for new and used vehicles.

•	Consumer mortgage — Consists of the following classes of finance receivables.

•	1st Mortgage — Consists of residential mortgage loans that are secured in a first-lien position and have priority over all other liens or claims on the respective collateral.

•	Home equity — Consists of residential home equity loans or mortgages with a subordinate-lien position.

•	Commercial — Consists of the following classes of finance receivables.

•	Commercial and Industrial

•
Automobile — Consists of financing operations to fund dealer purchases of new and used vehicle through wholesale or floorplan financing. Additional commercial offerings include automotive dealer term loans, revolving lines of credit, and dealer fleet financing.

•	Mortgage — Consists primarily of warehouse lending.

•	Other — Consists of senior secured commercial lending and our resort finance portfolio prior to its sale during the third quarter of 2010.

•	Commercial Real Estate

•	Automobile — Consists of term loans to finance dealership land and buildings.

•
Mortgage — Related primarily to activities within our business capital group, which provides financing to residential land developers and homebuilders. These activities are in wind-down and do not represent a material component of our business.

Nonaccrual Loans
Revenue recognition is suspended when any finance receivables and loans are placed on nonaccrual status. Generally, all classes of finance receivables and loans are placed on nonaccrual status when principal or interest has been delinquent for 90 days or when determined not to be probable of full collection. Exceptions include commercial real estate loans that are placed on nonaccrual status when delinquent for 60 days. Revenue accrued, but not collected, at the date finance receivables and loans are placed on nonaccrual status is reversed and subsequently recognized only to the extent it is received in cash or until it qualifies for return to accrual status. However, where there is doubt regarding the ultimate collectability of loan principal, all cash received is applied to reduce the carrying value of such loans. Finance receivables and loans are restored to accrual status only when contractually current and the collection of future payments is reasonably assured.
Generally, we recognize all classes of loans as past due when they are 30 days delinquent.
Troubled Debt Restructurings (TDRs)
When the terms of finance receivables or loans are modified, consideration must be given as to whether or not the modification results in a TDR. A modification is considered to be a TDR when both a) the borrower is experiencing financial difficulty and b) the creditor grants a concession to the borrower. These considerations require significant judgment and vary by portfolio segment. In all cases, the cumulative impacts of all modifications are considered at the time of the most recent modification.
For all classes of consumer loans, various qualitative factors are utilized for assessing the financial difficulty of the borrower. These include, but are not limited to, the borrowers default status on any of its debts, bankruptcy and recent changes in financial circumstances (loss of job, etc.). A concession has been granted when as a result of the modification the creditor does not expect to collect all amounts due, including interest accrued at the original contract rate. Types of modifications that may be considered concessions include but are not limited to extensions of terms at a rate that does not constitute a market rate and a reduction, deferral or forgiveness of principal or interest owed.
In addition to the modifications noted above, in our consumer automobile class of loans we also provide extensions or deferrals of payments to borrowers who we deem to be experiencing only temporary financial difficulty. In these cases, there are limits within our operational policies to minimize the number of times a loan can be extended, as well as limits to the length of each extension, including a cumulative cap over the life of the loan. Before offering an extension or deferral, we evaluate the capacity of the customer to make the scheduled payments after the deferral period. During the deferral period, we continue to accrue and collect interest on the loan as part of the deferral agreement. We grant these extensions or deferrals when we expect to collect all amounts due including interest accrued at the original contract rate.
A restructuring that results in only a delay in payment that is deemed to be insignificant is not a concession and such modification is not considered to be a TDR. In order to assess whether a restructuring that results in a delay in payment is insignificant, we consider the amount of the restructured payments subject to delay in conjunction with the unpaid principal balance or the collateral value of the loan, whether or not the delay is significant with respect to the frequency of payments under the original contract, or the loan's original expected duration. In the cases where payment extensions on our automobile loan portfolio cumulatively extend beyond 90 days and are more than 10% of the original contractual term, we deem the delay in payment to be more than insignificant, and as such, classify these types of modifications as TDRs. Otherwise, we believe that the modifications do not represent a concessionary modification and accordingly, they are not classified as TDRs.
For all classes of commercial loans, similar qualitative factors are considered when assessing the financial difficulty of the borrower. In addition to the factors noted above, consideration is also given to the borrower's forecasted ability to service the debt in accordance with the contractual terms, possible regulatory actions and other potential business disruptions (e.g. the loss of a significant customer or other revenue stream). Consideration of a concession is also similar for commercial loans. In addition to the factors noted above, consideration is also given to whether additional guarantees or collateral have been provided.
For all loans, TDR classification typically results from our loss mitigation activities. For loans held-for-investment that are not carried at fair value and are TDRs, impairment is typically measured based on the differences between the net carrying value of the loan and the present value of the expected future cash flows. The loan may also be measured for impairment based on the fair value of the underlying collateral. If the loan is considered to be collateral dependent, the impairment is required to be measured based on the fair value of the collateral. If the calculated value of the loan or the fair value of the collateral is less than the recorded investment in the loan, we recognize impairment by establishing a valuation allowance.
The financial impacts of modifications that meet the definition of a TDR are reported in the period in which they are identified as TDRs. Additionally, if a loan that is classified as a TDR redefaults within twelve months of the modification, we are required to disclose such instances of redefault. For the purpose of this disclosure, we have determined that a loan is considered to have redefaulted when the loan meets the requirements for evaluation under our charge-off policy except for commercial loans where redefault is defined as 90 days past due.
Our policy is to generally place all TDRs on nonaccrual status until the loan has been brought fully current, the collection of contractual principal and interest is reasonably assured, and six consecutive months of repayment performance is achieved. In certain cases, if a borrower has been current up to the time of the modification and repayment of the debt subsequent to the modification is reasonably assured, we may choose to continue to accrue interest on the debt.
Impaired Loans
All classes of loans are considered impaired when we determine it is probable that we will be unable to collect all amounts due (both principal and interest) according to the terms of the loan agreement.
For all classes of consumer loans, impaired loans are loans that have been modified in troubled debt restructurings.
All classes of commercial loans are considered impaired on an individual basis and reported as impaired when we determine it is probable that we will be unable to collect all amounts due according to the terms of the loan agreement.
For all classes of impaired loans, income recognition is consistent with that of nonaccrual loans discussed above. For collateral dependent loans, if the recorded investment in impaired loans exceeds the fair value of the collateral, a valuation allowance is established consistent with the previous discussion within TDRs above.
Charge-offs
As a general rule, consumer automobile loans are written down to estimated collateral value, less costs to sell, once a loan becomes 120 days past due; and second-lien consumer mortgage loans within our home equity class are charged off at 180 days past due. Consumer first-lien mortgage loans, which consists of our entire 1st mortgage class and a subset of our home equity class that are secured by real estate in a first-lien position are written down to the estimated fair value of the collateral, less costs to sell, once a mortgage loan becomes 180 days past due. Second-lien consumer mortgage loans in bankruptcy that are 60 days past due are fully charged off within 60 days of receipt of notification of filing from the bankruptcy court. Consumer automobile and first-lien consumer mortgage loans in bankruptcy that are 60 days past due are written down to the estimated fair value of the collateral, less costs to sell, within 60 days of receipt of notification of filing from the bankruptcy court. Regardless of other timelines noted within this policy, loans are considered collateral dependent at the time foreclosure proceedings begin and are charged off to the estimated fair value of the underlying collateral, less costs to sell at that time.
Commercial loans are individually evaluated and where collectability of the recorded balance is in doubt are written down to the estimated fair value of the collateral less costs to sell. Generally, all commercial loans, both collateral and noncollateral dependent, are charged off when they are 360 days or more past due.
Allowance for Loan Losses
The allowance for loan losses (the allowance) is management's estimate of incurred losses in the lending portfolios. We determine the amount of the allowance required for each of our portfolio segments based on its relative risk characteristics. The evaluation of these factors for both consumer and commercial finance receivables and loans involves complex, subjective judgments. Additions to the allowance are charged to current period earnings through the provision for loan losses; amounts determined to be uncollectible are charged directly against the allowance, net of amounts recovered on previously charged-off accounts.
The allowance is comprised of two components: specific reserves established for individual loans evaluated as impaired and portfolio-level reserves established for large groups of typically smaller balance homogenous loans that are collectively evaluated for impairment. We evaluate the adequacy of the allowance based on the combined total of these two components. Determining the appropriateness of the allowance is complex and requires judgment by management about the effect of matters that are inherently uncertain. It is possible that others, given the same information, may at any point in time reach different reasonable conclusions.
Measurement of impairment for specific reserves is generally determined on a loan-by-loan basis. Loans determined to be specifically impaired are measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, an observable market price, or the estimated fair value of the collateral less estimated costs to sell, whichever is determined to be the most appropriate. When these measurement values are lower than the carrying value of that loan, impairment is recognized. Loans that are not identified as individually impaired are pooled with other loans with similar risk characteristics for evaluation of impairment for the portfolio-level allowance.
For the purpose of calculating portfolio-level reserves, we have grouped our loans into three portfolio segments: consumer automobile, consumer mortgage, and commercial. The allowance consists of the combination of a quantitative assessment component based on statistical models, a retrospective evaluation of actual loss information to loss forecasts, and could include a qualitative component based on management judgment. Management takes into consideration relevant qualitative factors, including external and internal trends such as the impacts of changes in underwriting standards, collections and account management effectiveness, geographic concentrations, and economic events, among other factors, that have occurred but are not yet reflected in the quantitative assessment component. All qualitative adjustments are adequately documented, reviewed, and approved through our established risk governance processes. Refer to Note 9 for information on the allowance for loan losses.
Consumer Loans
Our consumer automobile and consumer mortgage portfolio segments are reviewed for impairment based on an analysis of loans that are grouped into common risk categories (i.e., past due status, loan or lease type, collateral type, borrower, industry or geographic concentrations). We perform periodic and systematic detailed reviews of our lending portfolios to identify inherent risks and to assess the overall collectability of those portfolios. Loss models are utilized for these portfolios, which consider a variety of factors including, but not limited to, historical loss experience, current economic conditions, anticipated repossessions or foreclosures based on portfolio trends, delinquencies and credit scores, and expected loss factors by loan type.
Consumer Automobile Portfolio Segment
The allowance for loan losses within the consumer automobile portfolio segment is calculated using proprietary statistical models and other risk indicators applied to pools of loans with similar risk characteristics, including credit bureau score, loan-to-value and vehicle type, to arrive at an estimate of incurred losses in the portfolio. These statistical loss forecasting models are utilized to estimate incurred losses and consider a variety of factors including, but not limited to, historical loss experience, estimated defaults based on portfolio trends, delinquencies, and general economic and business trends. These statistical models predict forecasted losses inherent in the portfolio based on both vintage and migration analyses.
The forecasted losses consider historical factors such as frequency (the number of contracts that we expect to default) and loss severity (the expected loss on a per vehicle basis). The loss severity within the consumer automobile portfolio segment is impacted by the market values of vehicles that are repossessed. Vehicle market values are affected by numerous factors including the condition of the vehicle upon repossession, the overall price and volatility of gasoline or diesel fuel, consumer preference related to specific vehicle segments, and other factors. The historical loss experience is updated quarterly to incorporate the most recent data reflective of the current economic environment.
The quantitative assessment component maybe supplemented with qualitative reserves based on management's determination that such adjustments provide a better estimate of credit losses. This qualitative assessment takes into consideration relevant internal and external factors that have occurred but are not yet reflected in the forecasted losses and may affect the credit quality of the portfolio.
Our methodology and policies with respect to the allowance for loan losses for our consumer automobile portfolio segment did not change during 2011.
Consumer Mortgage Portfolio Segment
The allowance for loan losses within the consumer mortgage portfolio segment is calculated by using proprietary statistical models based on pools of loans with similar risk characteristics, including credit score, loan-to-value, loan age, documentation type, product type, and loan purpose, to arrive at an estimate of incurred losses in the portfolio. These statistical loss forecasting models are utilized to estimate incurred losses and consider a variety of factors including, but not limited to, historical loss experience, estimated foreclosures or defaults based on portfolio trends, delinquencies, and general economic and business trends.
The forecasted losses are statistically derived based on a suite of loan-level behavior models linked into a state transition modeling framework. This transition framework predicts various stages of delinquency, default, and voluntary prepayment over the course of the life of the loan. The transition probability is a function of the loan and borrower characteristics and economic variables and considers historical factors such as frequency (the number of contracts that we expect to default) and loss severity (the expected loss on a per loan basis). When a default event is predicted, a severity model is applied to estimate future loan losses. Loss severity within the consumer mortgage portfolio segment is impacted by the market values of foreclosed properties, which is affected by numerous factors, including geographic considerations and the condition of the foreclosed property. The historical loss experience is updated quarterly to incorporate the most recent data reflective of the current economic environment.
The quantitative assessment component is supplemented with qualitative reserves based on management's determination that such adjustments provide a better estimate of credit losses. This qualitative assessment takes into consideration relevant internal and external factors that have occurred but are not yet reflected in the forecasted losses and may affect the credit quality of the portfolio.
Our methodology and policies with respect to the allowance for loan losses for our consumer mortgage portfolio segment did not change during 2011.
Commercial
The allowance for loan losses within the commercial portfolio is comprised of reserves established for specific loans evaluated as impaired and portfolio-level reserves based on nonimpaired loans grouped into pools based on similar risk characteristics and collectively evaluated.
A commercial loan is considered impaired when it is probable that we will be unable to collect all amounts due according to the contractual terms of the loan agreement based on current information and events. These loans are primarily evaluated individually and are risk-rated based on borrower, collateral, and industry-specific information that management believes is relevant in determining the occurrence of a loss event and measuring impairment. Management establishes specific allowances for commercial loans determined to be individually impaired based on the present value of expected future cash flows, discounted at the loan's effective interest rate, observable market price or the fair value of collateral, whichever is determined to be the most appropriate. Estimated costs to sell or realize the value of the collateral on a discounted basis are included in the impairment measurement, when appropriate.
Loans not identified as impaired are grouped into pools based on similar risk characteristics and collectively evaluated. Our risk rating models use historical loss experience, concentrations, current economic conditions, and performance trends. The commercial historical loss experience is updated quarterly to incorporate the most recent data reflective of the current economic environment. The determination of the allowance is influenced by numerous assumptions and many factors that may materially affect estimates of loss, including volatility of loss given default, probability of default, and rating migration. In assessing the risk rating of a particular loan, several factors are considered including an evaluation of historical and current information involving subjective assessments and interpretations. In addition, the allowance related to the commercial portfolio segment is influenced by estimated recoveries from automotive manufacturers relative to guarantees or agreements with them to repurchase vehicles used as collateral to secure the loans.
The quantitative assessment component maybe supplemented with qualitative reserves based on management's determination that such adjustments provide a better estimate of credit losses. This qualitative assessment takes into consideration relevant internal and external factors that have occurred and may affect the credit quality of the portfolio.
Our methodology and policies with respect to the allowance for loan losses for our commercial portfolio segment did not change during 2011.
Securitizations and Variable Interest Entities
We securitize, sell, and service consumer automobile loans, operating leases, wholesale loans, and consumer mortgage loans. Securitization transactions typically involve the use of variable interest entities and are accounted for either as sales or secured financings. We may retain economic interests in the securitized and sold assets, which are generally retained in the form of senior or subordinated interests, interest- or principal-only strips, cash reserve accounts, residual interests, and servicing rights.
In order to conclude whether or not a variable interest entity is required to be consolidated, careful consideration and judgment must be given to our continuing involvement with the variable interest entity. Subsequent to the implementation of ASU 2009-17 on January 1, 2010, in circumstances where we have both the power to direct the activities of the entity that most significantly impact the entity's performance and the obligation to absorb losses or the right to receive benefits of the entity that could be significant, we would conclude that we would consolidate the entity, which would also preclude us from recording an accounting sale on the transaction. In the case of a consolidated variable interest entity, the accounting is consistent with a secured financing, i.e., we continue to carry the loans and we record the securitized debt on our balance sheet. Unrecorded economic interests in consolidated variable interest entities can be determined as the difference between the recognized assets and recognized liabilities.
In transactions where either one or both of the power or economic criteria mentioned above are not met, we then must determine whether or not we achieve a sale for accounting purposes. In order to achieve a sale for accounting purposes, the assets being transferred must be legally isolated, not be constrained by restrictions from further transfer, and be deemed to be beyond our control. If we were to fail any of the three criteria for sale accounting, the accounting would be consistent with the preceding paragraph (i.e., a secured borrowing). Refer to Note 11 for discussion on variable interest entities.
Prior to the implementation of ASU 2009-17, many of our securitizations were executed utilizing qualifying special-purpose entities (SPEs), which were exempt from consideration for consolidation so long as the transaction would otherwise qualify as a sale. Therefore, these transactions were recorded as sales. Additionally, the gain or loss on sale was dependent on the previous carrying amount of the assets involved in the transfer and were allocated between the assets sold and the retained interests based on relative fair values except for certain servicing assets and liabilities, which were initially recorded at fair value on the date of the sale.
Subsequent to the implementation of ASU 2009-17, gains or losses on off-balance sheet securitizations take into consideration the fair value of the retained interests including the value of certain servicing assets or liabilities, which are initially recorded at fair value at the date of sale. The estimate of the fair value of the retained interests and servicing requires us to exercise significant judgment about the timing and amount of future cash flows from the interests. Refer to Note 27 for a discussion of fair value estimates.
Gains or losses on off-balance sheet securitizations and sales are reported in gain (loss) on mortgage and automotive loans, net, in our Consolidated Statement of Income for consumer automobile loans, wholesale loans, and consumer mortgage loans. Declines in the fair value of retained interests, other than servicing, below the carrying amount are reflected in other comprehensive income, or as other (loss) gain on investments, net, in our Consolidated Statement of Income if such declines are determined to be other-than-temporary or if the interests are classified as trading. Retained interests, as well as any purchased securities, are generally included in available-for-sale investment securities, trading investment securities, or other assets. Designation as available-for-sale or trading depends on management's intent. Securities that are noncertificated and cash reserve accounts related to securitizations are included in other assets on our Consolidated Balance Sheet.
We retain servicing responsibilities for all of our consumer automobile loan, operating lease, and wholesale loan securitizations and for the majority of our consumer mortgage loan securitizations. We may receive servicing fees based on the securitized loan balances and certain ancillary fees, all of which are reported in servicing fees in the Consolidated Statement of Income. We also retain the right to service the consumer mortgage loans sold in securitization transactions involving the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), and the Government National Mortgage Association (Ginnie Mae) (collectively the Government-sponsored Enterprises or GSEs) and private investors. We also serve as the collateral manager in the securitizations of commercial investment securities.
Whether on- or off-balance sheet, the investors in the securitization trusts generally have no recourse to our assets outside of customary market representation and warranty repurchase provisions.
Mortgage Servicing Rights
Primary servicing rights represent our right to service consumer residential mortgages securitized by us or through the GSEs and third-party whole-loan sales. Primary servicing involves the collection of payments from individual borrowers and the distribution of these payments to the investors or master servicer. Master-servicing rights represent our right to service mortgage- and asset-backed securities and whole-loan packages issued for investors. Master-servicing involves the collection of borrower payments from primary servicers and the distribution of those funds to investors in mortgage- and asset-backed securities and whole-loans packages. We also purchase and sell primary and master-servicing rights through transactions with other market participants.
We capitalize the value expected to be realized from performing specified mortgage servicing activities for others as mortgage servicing rights (MSRs) when the expected future cash flows from servicing are projected to be more than adequate compensation for such activities. These capitalized servicing rights are purchased or retained upon sale or securitization of mortgage loans. MSRs are not recorded on securitizations accounted for as secured financings.
We measure all mortgage servicing assets and liabilities at fair value. We define our servicing rights based on both the availability of market inputs and the manner in which we manage the risks of our servicing assets and liabilities. We leverage all available relevant market data to determine the fair value of our recognized servicing assets and liabilities.
Since quoted market prices for MSRs are not readily available, we estimate the fair value of MSRs by determining the present value of future expected cash flows using modeling techniques that incorporate management's best estimates of key variables including expected cash flows, prepayment speeds, and return requirements commensurate with the risks involved. Cash flow assumptions are modeled using our internally forecasted revenue and expenses, and where possible, the reasonableness of assumptions is periodically validated through comparisons to market data. Prepayment speed estimates are determined from historical prepayment rates on similar assets or obtained from third-party data. Return requirement assumptions are determined using data obtained from market participants, where available, or based on current relevant interest rates plus a risk-adjusted spread. We also consider other factors that can impact the value of the MSRs, such as surety provider termination clauses and servicer terminations that could result if we failed to materially comply with the covenants or conditions of our servicing agreements and did not remedy the failure. Since many factors can affect the estimate of the fair value of MSRs, we regularly evaluate the major assumptions and modeling techniques used in our estimate and review these assumptions against market comparables, if available. We monitor the actual performance of our MSRs by regularly comparing actual cash flow, credit, and prepayment experience to modeled estimates. Refer to Note 12 for further discussion of our servicing activities.
Repossessed and Foreclosed Assets
Assets are classified as repossessed and foreclosed and included in other assets when physical possession of the collateral is taken regardless of whether foreclosure proceedings have taken place. Repossessed and foreclosed assets are carried at the lower of the outstanding balance at the time of repossession or foreclosure or the fair value of the asset less estimated costs to sell. Losses on the revaluation of repossessed and foreclosed assets are charged to the allowance for loan losses at the time of repossession. Declines in value after repossession are charged to other operating expenses for loans and depreciation on operating lease assets for lease contracts as incurred.
Goodwill and Other Intangibles
Goodwill and other intangible assets, net of accumulated amortization, are reported in other assets. In accordance with applicable accounting standards, goodwill represents the excess of the cost of an acquisition over the fair value of net assets acquired, including identifiable intangibles. Goodwill is reviewed for impairment utilizing a two-step process. The first step of the impairment test requires us to define the reporting units and compare the fair value of each of these reporting units to the respective carrying value. The fair value of the reporting units in our impairment test is determined based on various analyses including discounted cash flow projections using assumptions a market participant would use. If the carrying value is less than the fair value, no impairment exists, and the second step does not need to be completed. If the carrying value is higher than the fair value or there is an indication that impairment may exist, a second step must be performed to compute the amount of the impairment, if any. Applicable accounting standards require goodwill to be tested for impairment annually at the same time every year and whenever an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. Our annual goodwill impairment assessment is performed as of August 31 of each year. Refer to Note 14 for further discussion on goodwill.
Investment in Operating Leases
Investment in operating leases is reported at cost, less accumulated depreciation and net of impairment charges and origination fees or costs. Depreciation of vehicles is generally provided on a straight-line basis to an estimated residual value over the lease term. Rate support payments that we receive from manufacturers are treated as a reduction to the cost-basis in the underlying lease asset and are recognized over the life of the contract as a reduction to depreciation expense. We periodically evaluate our depreciation rate for leased vehicles based on projected residual values. Income from operating lease assets that includes lease origination fees, net of lease origination costs, is recognized as operating lease revenue on a straight-line basis over the scheduled lease term.
We have significant investments in the residual values of assets in our operating lease portfolio. The residual values represent an estimate of the values of the assets at the end of the lease contracts and are initially determined based on residual values established at contract inception by consulting independently published residual value guides. Realization of the residual values is dependent on our future ability to market the vehicles under the prevailing market conditions. Over the life of the lease, we evaluate the adequacy of our estimate of the residual value and may make adjustments to the depreciation rates to the extent the expected value of the vehicle (including any residual support payments) at lease termination changes. In addition to estimating the residual value at lease termination, we also evaluate the current value of the operating lease asset and test for impairment to the extent necessary based on market considerations and portfolio characteristics. Impairment is determined to exist if the undiscounted expected future cash flows are lower than the carrying value of the asset. If our operating lease assets are considered to be impaired, the impairment is measured as the amount by which the carrying amount of the assets exceeds the fair value as estimated by discounted cash flows. The accrual of revenue on operating leases is generally discontinued at the time an account is determined to be uncollectible - at the earliest of time of repossession, within 60 days of bankruptcy notification and greater than 60 days past due, or greater than 120 days past due.
When a lease vehicle is returned to us, the asset is reclassified from investment in operating leases, net, to other assets and recorded at the lower-of-cost or estimated fair value, less costs to sell, on our Consolidated Balance Sheet.
Impairment of Long-lived Assets
The carrying value of long-lived assets (including property and equipment) are evaluated for impairment whenever events or changes in circumstances indicate that their carrying values may not be recoverable from the estimated undiscounted future cash flows expected to result from their use and eventual disposition. Recoverability of assets to be held and used is measured by a comparison of their carrying amount to future net undiscounted cash flows expected to be generated by the assets. If these assets are considered to be impaired, the impairment is measured as the amount by which the carrying amount of the assets exceeds the fair value as estimated by discounted cash flows. No material impairment was recognized in 2011, 2010, or 2009.
An impairment test on an asset group to be sold or otherwise disposed of is performed upon occurrence of a triggering event or when certain criteria are met (e.g., the asset is planned to be disposed of within twelve months, appropriate levels of authority have approved the sale, there is an active program to locate a buyer, etc), which cause the disposal group to be classified as held-for-sale. Long-lived assets held-for-sale are recorded at the lower of their carrying amount or estimated fair value less cost to sell. If the carrying value of the assets held-for-sale exceeds the fair value less cost to sell, we recognize an impairment loss based on the excess of the carrying amount over the fair value of the assets less cost to sell. During 2011, 2010 and 2009, impairment losses were recognized on asset groups that were classified as held-for-sale or disposed of by sale. Refer to Note 2 for a discussion of discontinued and held-for-sale operations.
Property and Equipment
Property and equipment stated at cost, net of accumulated depreciation and amortization, are reported in other assets on our Consolidated Balance Sheet. Included in property and equipment are certain buildings, furniture and fixtures, leasehold improvements, company vehicles, IT hardware and software, and capitalized software costs. Depreciation is computed on the straight-line basis over the estimated useful lives of the assets, which generally ranges from three to thirty years. Capitalized software is generally amortized on a straight-line basis over its useful life, which generally ranges from three to five years. Capitalized software that is not expected to provide substantive service potential or for which development costs significantly exceed the amount originally expected is considered impaired and written down to fair value. Software expenditures that are considered general, administrative, or of a maintenance nature are expensed as incurred.
Unearned Insurance Premiums and Service Revenue
Insurance premiums, net of premiums ceded to reinsurers, and service revenue are earned over the terms of the policies. The portion of premiums and service revenue written applicable to the unexpired terms of the policies is recorded as unearned insurance premiums or unearned service revenue. For extended service and maintenance contracts, premiums and service revenues are earned on a basis proportionate to the anticipated cost emergence. For other short duration contracts, premiums and unearned service revenue are earned on a pro rata basis. For further information, refer to Note 3.
Deferred Policy Acquisition Costs
Commissions, including compensation paid to sellers of vehicle service contracts and other costs of acquiring insurance that are primarily related to and vary with the production of business, are deferred and recorded in other assets. Deferred policy acquisition costs are amortized over the terms of the related policies and service contracts on the same basis as premiums and revenue are earned except for direct response advertising costs, which are amortized over their expected future benefit. We group costs incurred for acquiring like contracts and consider anticipated investment income in determining the recoverability of these costs.
Reserves for Insurance Losses and Loss Adjustment Expenses
Reserves for insurance losses and loss adjustment expenses are established for the unpaid cost of insured events that have occurred as of a point in time. More specifically, the reserves for insurance losses and loss adjustment expenses represent the accumulation of estimates for both reported losses and those incurred, but not reported, including claims adjustment expenses relating to direct insurance and assumed reinsurance agreements. Estimates for salvage and subrogation recoverable are recognized at the time losses are incurred and netted against provision for insurance losses and loss adjustment expenses. Reserves are established for each business at the lowest meaningful level of homogeneous data. Since the reserves are based on estimates, the ultimate liability may vary from such estimates. The estimates are regularly reviewed and adjustments, which can potentially be significant, are included in earnings in the period in which they are deemed necessary. Refer to Note 18 for information on these reserves.
Legal and Regulatory Reserves
Reserves for legal and regulatory matters are established when those matters present loss contingencies that are both probable and estimable, with a corresponding amount recorded to other noninterest expense. In cases where we have an accrual for losses, it is our policy to include an estimate for probable and estimable legal expenses related to the case. If, at the time of evaluation, the loss contingency related to a litigation or regulatory matter is not both probable and estimable, we do not establish an accrued liability. We continue to monitor legal and regulatory matters for further developments that could affect the requirement to establish a liability or that may impact the amount of a previously established liability. There may be exposure to loss in excess of any amounts recognized. For certain other matters where the risk of loss is determined to be reasonably possible, estimable, and material to the financial statements, disclosure regarding details of the matter and an estimated range of loss is required. The estimated range of possible loss does not represent our maximum loss exposure. Financial statement disclosure is also required for matters that are deemed probable or reasonably possible, material to the financial statements, but for which an estimated range of loss is not possible to determine. While we believe our reserves are adequate, the outcome of legal and regulatory proceedings is extremely difficult to predict and we may settle claims or be subject to judgments for amounts that differ from our estimates. For information regarding the nature of all material contingencies, refer to Note 31.
Loan Repurchase and Obligations Related to Loan Sales
Our Mortgage operations sell loans that take the form of securitizations guaranteed by the GSEs and whole-loan purchasers. In addition, we infrequently sell securities to investors through private-label securitizations. In connection with these activities we provide to the GSEs, investors, whole-loan purchasers, and financial guarantors (monolines) various representations and warranties related to the loans sold. These representations and warranties generally relate to, among other things, the ownership of the loan, the validity of the lien securing the loan, the loan's compliance with the criteria for inclusion in the transaction, including compliance with underwriting standards or loan criteria established by the buyer, ability to deliver required documentation and compliance with applicable laws. Generally, the representations and warranties described in Note 31 may be enforced at any time over the life of the loan. ResCap assumes all of the customary representation and warranty obligations for loans purchased from Ally Bank and subsequently sold into the secondary market. In the event ResCap fails to meet these obligations, Ally Financial Inc. has provided a guarantee to Ally Bank that covers it from liability.
Upon a breach of a representation, we correct the breach in a manner conforming to the provisions of the sale agreement. This may require us either to repurchase the loan or to indemnify (make-whole) a party for incurred losses or provide other recourse to a GSE or investor. Repurchase demands and claims for indemnification payments are reviewed on a loan-by-loan basis to validate if there has been a breach requiring repurchase or a make-whole payment. We actively contest claims to the extent we do not consider them valid. In cases where we repurchase loans, we bear the credit loss on the loans. Repurchased loans are classified as held-for-sale and initially recorded at fair value and subsequently at the lower of cost or market. We seek to manage the risk of repurchase and associated credit exposure through our underwriting and quality assurance practices and by servicing mortgage loans to meet investor standards.
The reserve for representation and warranty obligations reflects management's best estimate of probable lifetime loss. We consider historical and recent demand trends in establishing the reserve. The methodology used to estimate the reserve considers a variety of assumptions including borrower performance (both actual and estimated future defaults), repurchase demand behavior, historical loan defect experience, historical and estimated future loss experience, which includes projections of future home price changes as well as other qualitative factors including investor behavior. In cases where we do not have or have limited current or historical demand experience with an investor, because it is difficult to predict the level and timing of future demands, if any, losses cannot currently be reasonably estimated, and a liability is not recognized. Management monitors the adequacy of the overall reserve and makes adjustments to the level of reserve, as necessary, after consideration of other qualitative factors including ongoing dialogue with counterparties.
At the time a loan is sold, an estimate of the fair value of the liability is recorded and classified in other liabilities on our Consolidated Balance Sheet, and recorded as a component of gain (loss) on mortgage and automotive loans, net, in our Consolidated Statement of Income. We recognize changes in the reserve when additional relevant information becomes available. Changes in the liability are recorded as other operating expenses in our Consolidated Statement of Income.
Earnings per Common Share
We compute earnings (loss) per common share by dividing net income (loss) (after deducting dividends on preferred stock) by the weighted-average number of common shares outstanding during the period. We compute diluted earnings (loss) per common share by dividing net income (loss) (after deducting dividends on preferred stock) by the weighted-average number of common shares outstanding during the period plus the dilution resulting from the conversion of convertible preferred stock, if applicable.
Derivative Instruments and Hedging Activities
We primarily use derivative instruments for risk management purposes. Derivatives held for trading purposes are limited to those entered into by our broker-dealer. Some of our derivative instruments are designated in qualifying hedge accounting relationships; other derivative instruments do not qualify for hedge accounting or are not elected to be designated in a qualifying hedging relationship. In accordance with applicable accounting standards, all derivative financial instruments, whether designated for hedge accounting or not, are required to be recorded on the balance sheet as assets or liabilities and measured at fair value. Additionally, we report derivative financial instruments on the Consolidated Balance Sheet on a gross basis. For additional information on derivative instruments and hedging activities, refer to Note 24.
At inception of a hedge accounting relationship, we designate each qualifying derivative financial instrument as a hedge of the fair value of a specifically identified asset or liability (fair value hedge); as a hedge of the variability of cash flows to be received or paid related to a recognized asset or liability (cash flow hedge); or as a hedge of the foreign-currency exposure of a net investment in a foreign operation. We formally document all relationships between hedging instruments and hedged items and risk management objectives for undertaking various hedge transactions. Both at the hedge's inception and on an ongoing basis, we formally assess whether the derivatives that are used in hedging relationships are highly effective in offsetting changes in fair values or cash flows of hedged items.
Changes in the fair value of derivative financial instruments that are designated and qualify as fair value hedges along with the gain or loss on the hedged asset or liability attributable to the hedged risk, are recorded in the current period earnings. For qualifying cash flow hedges, the effective portion of the change in the fair value of the derivative financial instruments is recorded in accumulated other comprehensive income, and recognized in the income statement when the hedged cash flows affect earnings. For a derivative designated as hedging the foreign-currency exposure of a net investment in a foreign operation, the gain or loss is reported in accumulated other comprehensive income as part of the cumulative translation adjustment. The ineffective portions of fair value, cash flow, and net investment hedges are immediately recognized in earnings, along with the portion of the change in fair value that is excluded from the assessment of hedge effectiveness, if any.
The hedge accounting treatment described herein is no longer applied if a derivative financial instrument is terminated or the hedge designation is removed or is assessed to be no longer highly effective. For these terminated fair value hedges, any changes to the hedged asset or liability remain as part of the basis of the asset or liability and are recognized into income over the remaining life of the asset or liability. For terminated cash flow hedges, unless it is probable that the forecasted cash flows will not occur within a specified period, any changes in fair value of the derivative financial instrument previously recognized remain in accumulated other comprehensive income, and are reclassified into earnings in the same period that the hedged cash flows affect earnings. The previously recognized net derivative gain or loss for a net investment hedge continues to remain in accumulated other comprehensive income until earnings are impacted by sale or liquidation of the associated foreign operation. In all instances, after hedge accounting is no longer applied, any subsequent changes in fair value of the derivative instrument will be recorded into earnings.
Changes in the fair value of derivative financial instruments held for risk management purposes that are not designated for hedge accounting under GAAP and changes in the fair value of derivative financial instruments held for trading purposes are reported in current period earnings.
Loan Commitments
We enter into commitments to purchase and make loans whereby the interest rate on the loans is set prior to funding (i.e., interest rate lock commitments). Interest rate lock commitments for mortgage loans to be originated for sale and all purchase commitments are derivative financial instruments carried at fair value in accordance with applicable accounting standards with changes in fair value included within current period earnings. The fair value of purchase and interest rate lock commitments include expected net future cash flows related to the associated servicing of the loan. Servicing assets are recognized as distinct assets once they are contractually separated from the underlying loan by sale or securitization. Day-one gains or losses on derivative interest rate lock commitments are recognized when applicable.
Income Taxes
Effective June 30, 2009, we converted from an LLC to a Delaware corporation, thereby ceasing to be a pass-through entity for income tax purposes. As a result, we recorded our deferred tax assets and liabilities using the estimated corporate effective tax rate. Our banking, insurance, and foreign subsidiaries were generally always corporations and continued to be subject to tax and provide for U.S. federal, state, and foreign income taxes.
Our income tax expense, deferred tax assets and liabilities, and reserves for unrecognized tax benefits reflect management's best assessment of estimated future taxes to be paid. We are subject to income taxes in the United States and numerous foreign jurisdictions. Significant judgments and estimates are required in determining the consolidated income tax expense.
Deferred income taxes arise from temporary differences between the tax and financial statement recognition of revenue and expense. In evaluating our ability to recover our deferred tax assets within the jurisdiction from which they arise we consider all available positive and negative evidence including scheduled reversals of deferred tax liabilities, projected future taxable income, tax planning strategies and recent financial operations. In projecting future taxable income, we begin with historical results adjusted for the results of discontinued operations and changes in accounting policies and incorporate assumptions including the amount of future state, federal and foreign pretax operating income, the reversal of temporary differences, and the implementation of feasible and prudent tax planning strategies. For additional information regarding our provision for income taxes, refer to Note 25.
We recognize the financial statement effects of an uncertain income tax position when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Also, we recognize accrued interest and penalties related to uncertain income tax positions in interest expense and other operating expenses, respectively.
Share-based Compensation
Under accounting guidance for share-based compensation, compensation cost recognized includes cost for share-based awards. For certain share-based awards compensation cost is ratably charged to expense over the applicable service periods. For other share-based awards the awards require liability treatment and are remeasured quarterly at fair value until they are paid, with changes in fair value charged to compensation expense in the period in which the change occurs. Refer to Note 26 for a discussion of our share-based compensation plans.
Foreign Exchange
Foreign-denominated assets and liabilities resulting from foreign-currency transactions are valued using period-end foreign-exchange rates and the results of operations and cash flows are determined using approximate weighted average exchange rates for the period. Translation adjustments are related to foreign subsidiaries using local currency as their functional currency and are reported as a separate component of accumulated other comprehensive income. We may elect to enter into foreign-currency derivatives to mitigate our exposure to changes in foreign-exchange rates. Refer to Derivative Instruments and Hedging Activities above for a discussion of our hedging activities of the foreign-currency exposure of a net investment in a foreign operation.
Recently Adopted Accounting Standards
Comprehensive Income - Presentation of Comprehensive Income (ASU 2011-05)
As of December 31, 2011, we early adopted Accounting Standards Update (ASU) 2011-05, which amended Accounting Standards Codification (ASC) 220, Comprehensive Income. The amendments increased the prominence of items reported in other comprehensive income and facilitated convergence between GAAP and International Financial Reporting Standards (IFRS). This ASU required that nonowner changes in stockholders' equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. We elected to early adopt ASU 2011-05, including the deferral permitted under ASU 2011-12 (Comprehensive Income - Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05), by retrospective application for the three years ended December 31, 2011, 2010, and 2009. Because this ASU impacts only presentation, there was not a material impact to our financial condition or results of operation.
Receivables - A Creditor's Determination of Whether a Restructuring Is a Troubled Debt Restructuring (ASU 2011-02)
As of July 1, 2011, we adopted ASU 2011-02, which amends ASC 310, Receivables. ASU 2011-02 clarifies which loan modifications constitute a TDR. It is intended to assist creditors in determining whether a modification of the terms of a receivable meets the criteria to be considered a TDR, both for purposes of recording an impairment loss and for disclosure of TDRs. The ASU must be applied retrospectively to modifications made subsequent to the beginning of the annual period of adoption, which for us is January 1, 2011.
ASU 2011-02 also required us to disclose the total amount of receivables and the allowance for credit losses related to those receivables that are newly considered impaired for which impairment was previously measured under ASC 450-20, Contingencies - Loss Contingencies. Refer to Note 9 for additional information regarding TDRs.
The adoption did not have a material impact to our consolidated financial condition or results of operations.
Receivables - Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses (ASU 2010-20)
ASU 2010-20 was implemented in three distinct components as required by the ASU. Beginning with the three months ended September 30, 2011, and in conjunction with the requirements of ASU 2011-02, the deferral of TDR related disclosures within ASU 2010-20 prescribed by ASU 2011-01, Deferral of the Effective Date of Disclosures about Troubled Debt Restructurings in Update No. 2010-20, was ended, which required us to expand our TDR disclosures to include more information on modifications that are classified as TDRs. Beginning with the three months ended March 31, 2011, ASU 2010-20 required us to disclose a rollforward of the allowance for loan losses and additional activity-based disclosures for both financing receivables and the allowance for each reporting period. We early adopted the rollforward requirement during the December 31, 2010, reporting period along with the initial expansion of disclosures related to the credit quality of finance receivables and loans. Since the guidance relates only to disclosures, adoption of each of the phases did not have a material impact on our consolidated financial condition or results of operations.
Revenue Recognition -Multiple-Deliverable Revenue Arrangements (ASU 2009-13)
As of January 1, 2011, we adopted ASU 2009-13, which amends ASC 605, Revenue Recognition. The guidance significantly changed the accounting for revenue recognition in arrangements with multiple deliverables and eliminated the residual method, which allocated the discount of a multiple deliverable arrangement among the delivered items. The guidance requires entities to allocate the total consideration to all deliverables at inception using the relative selling price and to allocate any discount in the arrangement proportionally to each deliverable based on each deliverable's selling price. The adoption did not have a material impact to our consolidated financial condition or results of operations.
Recently Issued Accounting Standards
Financial Services - Insurance - Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts (ASU 2010-26)
In October 2010, the Financial Accounting Standards Board (FASB) issued ASU 2010-26, which amends ASC 944, Financial Services - Insurance. The amendments in this ASU specify which costs incurred in the acquisition of new and renewal insurance contracts should be capitalized. All other acquisition-related costs should be expensed as incurred. If the initial application of the amendments in this ASU results in the capitalization of acquisition costs that had not been previously capitalized, an entity may elect not to capitalize those types of costs. The ASU will be effective for us on January 1, 2012 and will be applied prospectively. Both retrospective application and early adoption are permitted. The adoption will not have a material impact to our consolidated financial condition or results of operations.
Fair Value Measurement - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (ASU 2011-04)
In May 2011, the FASB issued ASU 2011-04, which amends ASC 820, Fair Value Measurements. The amendments in this ASU clarify how to measure fair value. It is intended to improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and IFRS. The ASU will be effective for us on January 1, 2012, and must be applied prospectively. Early adoption is not permitted. We do not expect the adoption to have a material impact to our consolidated financial condition or results of operations.
Intangibles-Goodwill and Other - Testing Goodwill for Impairment (ASU 2011-08)
In September 2011, the FASB issued ASU 2011-08, which permits the option of performing a qualitative assessment before calculating the fair value of a reporting unit in step 1 of the goodwill impairment test. If it is determined, on the basis of qualitative factors, that the fair value of a reporting unit is more likely than not more than the carrying amount, the two-step impairment test would not be required. Otherwise, further evaluation would be needed. ASU 2011-03 is effective for us on January 1, 2012. We do not expect the adoption to have a material impact to our consolidated financial condition or results of operation.
Balance Sheet - Disclosures about Offsetting Assets and Liabilities (ASU 2011-11)
In December 2011, the FASB issued ASU 2011-11, which contains new disclosure requirements regarding the nature of an entity's rights of setoff and related arrangements associated with its financial instruments and derivative instruments. The new disclosures will give financial statement users information about both gross and net exposures. ASU 2011-11 is effective for us on January 1, 2013, and retrospective application is required. Since the guidance relates only to disclosures, adoption is not expected to have a material effect on our consolidated financial condition or results of operation.

Discontinued And Held-for-sale Operations	12 Months Ended
Dec. 31, 2011
Discontinued Operations and Disposal Groups [Abstract]
Discontinued and Held-for-sale Operations
2.    Discontinued and Held-for-sale Operations
Discontinued Operations
We classify operations as discontinued when operations and cash flows will be eliminated from our ongoing operations and we will not retain any significant continuing involvement in their operations after the respective sale transactions. For all periods presented, all of the operating results for these discontinued operations were removed from continuing operations and were presented separately as discontinued operations, net of tax, in the Consolidated Statement of Income. The Notes to the Consolidated Financial Statements were adjusted to exclude discontinued operations unless otherwise noted.
Select Mortgage Operations
During the fourth quarter of 2011, we committed to sell the Canadian mortgage operations of ResMor Trust. No impairment was recognized to present the operations at the lower-of-cost or fair value. We expect to complete the sale during 2012.
During 2010, we sold certain international operations. These operations included residential mortgage loan origination, acquisition, servicing, asset management, sale, and securitizations in the United Kingdom and continental Europe.
Select Global Automotive Services — Insurance Operations
During the fourth quarter of 2011, we committed to sell our U.K.-based operations that provide vehicle service contracts and insurance products in Europe and Latin America. No impairment was recognized to present the operations at the lower-of-cost or fair value. We expect to complete the sale during 2012.
During the second quarter of 2011, we completed the sale of our U.K. consumer property and casualty insurance business. During 2010, we completed the sale of our U.S. consumer property and casualty insurance business.
Select Global Automotive Services — International Automotive Finance Operations
During the fourth quarter of 2011, we committed to sell our full-service leasing operations in Austria, Germany, Greece, Portugal, and Spain, which resulted in a pretax loss of $30 million. The loss represents the impairment recognized to present the operations at the lower-of-cost or fair value. The fair value was determined using sales price negotiations with potential third-party purchasers (a Level 2 fair value input). We expect to complete the sale during 2012. We expect to complete the sale of our Venezuela operations, also classified as discontinued operations, during the first quarter of 2012.
During the first quarter of 2011, we completed the sale of our Ecuador operations. During 2010, we completed the sale of our Argentina and Poland operations and our full-service leasing operations in Australia, Belgium, France, Poland, and the United Kingdom. We also ceased operations in Australia and Russia and classified them as discontinued during 2010. During 2009, we completed the sale of our full-service leasing operations in Italy, Mexico, and the Netherlands.
Select Financial Information
Select financial information of discontinued operations is summarized below. The pretax income or loss, including direct costs to transact, includes any impairment recognized to present the operations at the lower-of-cost or fair value. Fair value was based on the estimated sales price, which could differ from the ultimate sales price due to the fluidity of ongoing negotiations, price volatility, changing interest rates, changing foreign-currency rates, and future economic conditions.

Year ended December 31, ($ in millions)	2011	2010	2009
Select Mortgage operations
Total net (loss) revenue	$(4)	$95	$(615)
Pretax (loss) income including direct costs to transact a sale	(27)	58	(2,235)
Tax benefit	(7)	(1)	(2)
Select Global Automotive Services — Insurance operations
Total net revenue	$241	$536	$1,575
Pretax income (loss) including direct costs to transact a sale (a)	25	(17)	(802)
Tax expense (benefit)	4	1	(101)
Select Global Automotive Services — International operations
Total net revenue	$73	$221	$494
Pretax (loss) income including direct costs to transact a sale (a)	(45)	32	(380)
Tax expense (benefit)	1	(9)	(22)
Select Corporate and Other — Commercial Finance operations
Total net revenue	$—	$11	$39
Pretax income (loss) including direct costs to transact a sale (a)	—	7	(32)
Tax benefit	—	—	(9)

(a)	Includes certain income tax activity recognized by Corporate and Other.
Held-for-sale Operations
The assets and liabilities of operations held-for-sale are summarized below.

December 31, 2011 ($ in millions)	Select Mortgage operations (a)	Select Global Automotive Services –Insurance operations (b)	Select Global Automotive Services – International operations (c)	Total held-for-sale operations
Assets
Cash and cash equivalents
Noninterest-bearing	$—	$4	$55	$59
Interest-bearing	—	54	38	92
Total cash and cash equivalents	—	58	93	151
Investment securities	—	186	—	186
Loans held-for-sale, net	260	—	—	260
Finance receivables and loans, net
Finance receivables and loans, net	285	—	11	296
Allowance for loan losses	—	—	(1)	(1)
Total finance receivables and loans, net	285	—	10	295
Investment in operating leases, net	—	—	91	91
Premiums receivable and other insurance assets	—	77	—	77
Other assets	140	14	30	184
Impairment on assets of held-for-sale operations	—	—	(174)	(174)
Total assets	$685	$335	$50	$1,070
Liabilities
Unearned insurance premiums and service revenue	$—	$130	$—	$130
Reserves for insurance losses and loss adjustment expenses	—	17	—	17
Accrued expenses and other liabilities	80	82	28	190
Total liabilities	$80	$229	$28	$337

(a)	Includes the Canadian mortgage operations of ResMor Trust.

(b)	Includes our U.K.-based operations that provide vehicle service contracts and insurance products.

(c)	Includes the operations of Venezuela and our full-service leasing operations in Austria, Germany, Greece, Portugal, and Spain.

December 31, 2010 ($ in millions)	Select Global Automotive Services –Insurance operations (a)	Select Global Automotive Services – International operations (b)	Total held-for-sale operations
Assets
Cash and cash equivalents
Noninterest-bearing	$5	$14	$19
Interest-bearing	—	33	33
Total cash and cash equivalents	5	47	52
Investment securities	435	—	435
Finance receivables and loans, net
Finance receivables and loans, net	—	242	242
Allowance for loan losses	—	(3)	(3)
Total finance receivables and loans, net	—	239	239
Premiums receivable and other insurance assets	169	—	169
Other assets	138	16	154
Impairment on assets of held-for-sale operations	(224)	(135)	(359)
Total assets	$523	$167	$690
Liabilities
Interest-bearing deposit liabilities	$—	$6	$6
Short-term borrowings	—	47	47
Long-term debt	—	115	115
Interest payable	—	2	2
Unearned insurance premiums and service revenue	115	—	115
Reserves for insurance losses and loss adjustment expenses	362	—	362
Accrued expenses and other liabilities	33	—	33
Total liabilities	$510	$170	$680

(a)	Includes the U.K. consumer property and casualty insurance business.

(b)	Includes the operations of Ecuador and Venezuela.
Recurring Fair Value
The following tables display the assets and liabilities of our held-for-sale operations measured at fair value on a recurring basis. Refer to Note 27 for descriptions of valuation methodologies used to measure material assets at fair value and details of the valuation models, key inputs to these models, and significant assumptions used.

	Recurring fair value measurements
December 31, 2011 ($ in millions)	Level 1	Level 2	Level 3	Total
Assets
Investment securities
Available-for-sale securities
Debt securities
Foreign government	$171	$15	$—	$186
Other assets
Interest retained in financial asset sales	—	—	66	66
Total assets	$171	$15	$66	$252

	Recurring fair value measurements
December 31, 2010 ($ in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale securities
Debt securities
Foreign government	$256	$—	$—	$256
Other	—	179	—	179
Total assets	$256	$179	$—	$435

Insurance Premiums and Service Revenue Earned	12 Months Ended
Dec. 31, 2011
Premiums Written and Earned [Abstract]
Insurance Premiums and Service Revenue Earned
3.    Insurance Premiums and Service Revenue Earned
The following table is a summary of insurance premiums and service revenue written and earned.

	2011		2010		2009
Year ended December 31, ($ in millions)	Written	Earned	Written	Earned	Written	Earned
Insurance premiums
Direct	$817	$742	$803	$734	$728	$779
Assumed	38	77	210	281	576	662
Gross insurance premiums	855	819	1,013	1,015	1,304	1,441
Ceded	(167)	(164)	(267)	(266)	(603)	(694)
Net insurance premiums	688	655	746	749	701	747
Service revenue	815	918	743	1,001	661	1,114
Insurance premiums and service revenue written and earned	$1,503	$1,573	$1,489	$1,750	$1,362	$1,861

Other Income, Net Of Losses	12 Months Ended
Dec. 31, 2011
Other Nonoperating Income (Expense) [Abstract]
Other Income, Net Of Losses
4.    Other Income, Net of Losses
Details of other income, net of losses, were as follows.

Year ended December 31, ($ in millions)	2011	2010	2009
Mortgage processing fees and other mortgage income	$231	$234	$128
Securitzation income (loss)	182	(21)	(14)
Late charges and other administrative fees	117	139	156
Remarketing fees	112	137	128
Income from equity-method investments	86	56	17
Real estate services, net	15	9	(267)
Fair value adjustment on derivatives (a)	(148)	(162)	(56)
Change due to fair value option elections (b)	(101)	(217)	(215)
Other, net	260	362	313
Total other income, net of losses	$754	$537	$190

(a)	Refer to Note 24 for a description of derivative instruments and hedging activities.

(b)	Refer to Note 27 for a description of fair value option elections.

Other Operating Expenses	12 Months Ended
Dec. 31, 2011
Other Cost and Expense Disclosure, Operating [Abstract]
Other Operating Expenses
5.    Other Operating Expenses
Details of other operating expenses were as follows.

Year ended December 31, ($ in millions)	2011	2010	2009
Technology and communications	$496	$498	$586
Insurance commissions	482	564	603
Professional services	352	294	557
Mortgage representation and warranty obligation, net	324	670	1,494
Regulatory penalties imposed in foreclosure related matters	223	—	—
Advertising and marketing	191	171	200
Lease and loan administration	187	160	163
Regulatory and licensing fees	132	118	28
State and local non-income taxes	131	110	118
Vehicle remarketing and repossession	128	188	189
Premises and equipment depreciation	97	90	81
Occupancy	95	92	102
Restructuring expense	51	80	44
Other	609	630	834
Total other operating expenses	$3,498	$3,665	$4,999

Trading Assets	12 Months Ended
Dec. 31, 2011
Trading Securities [Abstract]
Trading Assets
6.    Trading Assets
The fair value for our portfolio of trading assets was as follows.

December 31, ($ in millions)	2011	2010
U.S. Treasury	$—	$77
Mortgage-backed residential	608	69
Asset-backed	—	94
Total trading securities	608	240
Trading derivatives	14	—
Total trading assets	$622	$240
Net unrealized gains on securities held at December 31, (a)	$19	$21

(a)	Net unrealized gains totaled $203 million at December 31, 2009.

Investment Securities	12 Months Ended
Dec. 31, 2011
Available-for-sale Securities [Abstract]
Investment Securities
7.    Investment Securities
Our portfolio of investment securities includes bonds, equity securities, asset- and MBS, interests in securitization trusts, and other investments. The cost, fair value, and gross unrealized gains and losses on available-for-sale securities were as follows.

	2011				2010
	Amortized cost	Gross unrealized		Fair value	Amortized cost	Gross unrealized		Fair value
December 31, ($ in millions)		gains	losses			gains	losses
Available-for-sale securities
Debt securities
U.S. Treasury and federal agencies	$1,535	$13	$(2)	$1,546	$3,307	$22	$(11)	$3,318
States and political subdivisions	1	—	—	1	3	—	(1)	2
Foreign government	765	20	(1)	784	1,231	19	(2)	1,248
Mortgage-backed residential (a)	7,266	87	(41)	7,312	5,844	60	(79)	5,825
Asset-backed	2,600	28	(13)	2,615	1,934	15	(1)	1,948
Corporate debt	1,486	23	(18)	1,491	1,537	34	(13)	1,558
Other	326	1	—	327	152	—	(1)	151
Total debt securities (b)	13,979	172	(75)	14,076	14,008	150	(108)	14,050
Equity securities	1,188	25	(154)	1,059	766	60	(30)	796
Total available-for-sale securities (c)	$15,167	$197	$(229)	$15,135	$14,774	$210	$(138)	$14,846

(a)	Residential MBS include agency-backed bonds totaling $6,114 million and $4,503 million at December 31, 2011 and 2010, respectively.

(b)
In connection with certain borrowings and letters of credit relating to certain assumed reinsurance contracts, $153 million of primarily U.K. Treasury securities were pledged as collateral at December 31, 2010. No equivalent securities were pledged at December 31, 2011.

(c)
Certain entities related to our Insurance operations are required to deposit securities with state regulatory authorities. These deposited securities totaled $16 million and $12 million at December 31, 2011 and 2010, respectively.

The maturity distribution of available-for-sale debt securities outstanding is summarized in the following tables. Prepayments may cause actual maturities to differ from scheduled maturities.

December 31, 2011	Total		Due in one year or less		Due after one year through five years		Due after five years through ten years		Due after ten years (a)
($ in millions)	Amount	Yield	Amount	Yield	Amount	Yield	Amount	Yield	Amount	Yield
Fair value of available-for-sale debt securities (b)
U.S. Treasury and federal agencies	$1,546	0.9%	$231	—%	$1,202	0.9%	$113	2.2%	$—	—%
States and political subdivisions	1	5.4	—	—	—	—	—	—	1	5.4
Foreign government	784	4.4	77	7.7	506	4.3	201	3.3	—	—
Mortgage-backed residential	7,312	2.5	3	4.8	2	6.3	189	2.6	7,118	2.5
Asset-backed	2,615	2.1	—	—	1,599	1.9	574	1.9	442	3.2
Corporate debt	1,491	4.9	19	4.9	741	4.4	606	5.6	125	4.7
Other	327	1.4	316	1.3	—	—	11	4.6	—	—
Total available-for-sale debt securities	$14,076	2.6	$646	1.7	$4,050	2.4	$1,694	3.5	$7,686	2.6
Amortized cost of available-for-sale debt securities	$13,979		$644		$4,026		$1,678		$7,631

(a)	Investments with no stated maturities are included as contractual maturities of greater than 10 years. Actual maturities may differ due to call or prepayment options.

(b)	Yields on tax-exempt obligations have been computed on a tax-equivalent basis.

December 31, 2010	Total		Due in one year or less		Due after one year through five years		Due after five years through ten years		Due after ten years (a)
($ in millions)	Amount	Yield	Amount	Yield	Amount	Yield	Amount	Yield	Amount	Yield
Fair value of available-for-sale debt securities (b)
U.S. Treasury and federal agencies	$3,318	1.4%	$124	1.2%	$3,094	1.3%	$100	3.7%	$—	—%
States and political subdivisions	2	8.7	—	—	—	—	—	—	2	8.7
Foreign government	1,248	3.1	7	2.2	1,092	3.1	149	3.5	—	—
Mortgage-backed residential	5,825	3.8	—	—	57	3.2	64	4.4	5,704	3.8
Asset-backed	1,948	2.5	—	—	1,146	2.2	500	2.4	302	4.0
Corporate debt	1,558	3.9	22	5.7	811	3.5	593	4.3	132	4.0
Other	151	1.5	151	1.5	—	—	—	—	—	—
Total available-for-sale debt securities	$14,050	3.0	$304	1.7	$6,200	2.1	$1,406	3.5	$6,140	3.8
Amortized cost of available-for-sale debt securities	$14,008		$305		$6,152		$1,388		$6,163

(a)	Investments with no stated maturities are included as contractual maturities of greater than 10 years. Actual maturities may differ due to call or prepayment options.

(b)	Yields on tax-exempt obligations have been computed on a tax-equivalent basis.
The balance of cash equivalents was $5.6 billion and $5.3 billion at December 31, 2011 and 2010, respectively and are composed primarily of money market accounts and short-term securities, including U.S. Treasury bills.
The following table presents gross gains and losses realized upon the sales of available-for-sale securities and other-than-temporary impairment.

Year ended December 31, ($ in millions)	2011	2010	2009
Gross realized gains	$333	$540	$346
Gross realized losses	(28)	(35)	(129)
Other-than-temporary impairment	(11)	(1)	(55)
Net realized gains	$294	$504	$162
The following table presents interest and dividends on available-for-sale securities.

Year ended December 31, ($ in millions)	2011	2010	2009
Taxable interest	$373	$329	$174
Taxable dividends	25	17	9
Interest and dividends exempt from U.S. federal income tax	—	10	37
Interest and dividends on available-for-sale securities	$398	$356	$220
Certain available-for-sale securities were sold at a loss in 2011, 2010, and 2009 as a result of market conditions within these respective periods (e.g., a downgrade in the rating of a debt security). The table below summarizes available-for-sale securities in an unrealized loss position in accumulated other comprehensive income. Based on the methodology described below that has been applied to these securities, we believe that the unrealized losses relate to factors other than credit losses in the current market environment. At December 31, 2011, we do not have the intent to sell the debt securities with an unrealized loss position in accumulated other comprehensive income, and it is not more likely than not that we will be required to sell these securities before recovery of their amortized cost basis. Also, at December 31, 2011, we had the ability and intent to hold equity securities with an unrealized loss position in accumulated other comprehensive income. As a result, we believe that the securities with an unrealized loss position in accumulated other comprehensive income are not considered to be other-than-temporarily impaired at December 31, 2011. Refer to Note 1 for further information related to investment securities and our methodology for evaluating potential other-than-temporary impairment.

	2011				2010
	Less than 12 months		12 months or longer		Less than 12 months		12 months or longer
December 31, ($ in millions)	Fair value	Unrealized loss	Fair value	Unrealized loss	Fair value	Unrealized loss	Fair value	Unrealized loss
Available-for-sale securities
Debt securities
U.S. Treasury and federal agencies	$179	$(2)	$—	$—	$702	$(11)	$—	$—
States and political subdivisions	—	—	—	—	2	(1)	—	—
Foreign government	197	(1)	—	—	323	(2)	—	—
Mortgage-backed residential	2,302	(39)	45	(2)	3,159	(77)	11	(2)
Asset-backed	994	(13)	1	—	238	(1)	2	—
Corporate debt	444	(16)	30	(2)	653	(13)	5	—
Other	—	—	—	—	80	(1)	—	—
Total temporarily impaired debt securities	4,116	(71)	76	(4)	5,157	(106)	18	(2)
Temporarily impaired equity securities	770	(148)	18	(6)	250	(27)	26	(3)
Total temporarily impaired available-for-sale securities	$4,886	$(219)	$94	$(10)	$5,407	$(133)	$44	$(5)

Loans Held-For-Sale, Net	12 Months Ended
Dec. 31, 2011
Loans Receivable Held-for-sale, Net [Abstract]
Loans held-for-sale, Net
8.    Loans Held-for-sale, Net
The composition of loans held-for-sale, net, was as follows.

	2011			2010
December 31, ($ in millions)	Domestic	Foreign	Total	Domestic	Foreign	Total
Consumer automobile	$425	$—	$425	$—	$—	$—
Consumer mortgage
1st Mortgage	7,360	12	7,372	10,191	364	10,555
Home equity	740	—	740	856	—	856
Total consumer mortgage (a)	8,100	12	8,112	11,047	364	11,411
Commercial and industrial
Other	20	—	20	—	—	—
Total loans held-for-sale (b)	$8,545	$12	$8,557	$11,047	$364	$11,411

(a)	Fair value option-elected domestic consumer mortgages were $3.9 billion and $6.4 billion at December 31, 2011 and 2010, respectively. Refer to Note 27 for additional information.

(b)
Totals are net of unamortized premiums and discounts and deferred fees and costs. Included in the totals are net unamortized discounts of $221 million and $161 million at December 31, 2011 and 2010, respectively.

The following table summarizes held-for-sale mortgage loans reported at carrying value by higher-risk loan type.

Year ended December 31, ($ in millions)	2011	2010
High original loan-to-value (greater than 100%) mortgage loans	$423	$331
Payment-option adjustable-rate mortgage loans	12	16
Interest-only mortgage loans	298	481
Below-market rate (teaser) mortgages	169	151
Total higher-risk mortgage loans held-for-sale	$902	$979

Finance Receivables And Loans, Net	12 Months Ended
Dec. 31, 2011
Loans and Leases Receivable, Net Reported Amount, by Category Alternative [Abstract]
Finance Receivables and Loans, Net
9.    Finance Receivables and Loans, Net
The composition of finance receivables and loans, net, reported at carrying value before allowance for loan losses was as follows.

	2011			2010
December 31, ($ in millions)	Domestic	Foreign	Total	Domestic	Foreign	Total
Consumer automobile	$46,576	$16,883	$63,459	$34,604	$16,650	$51,254
Consumer mortgage
1st Mortgage	6,867	24	6,891	6,917	390	7,307
Home equity	3,102	—	3,102	3,441	—	3,441
Total consumer mortgage	9,969	24	9,993	10,358	390	10,748
Commercial
Commercial and industrial
Automobile	26,552	8,265	34,817	24,944	8,398	33,342
Mortgage	1,887	24	1,911	1,540	41	1,581
Other	1,178	63	1,241	1,795	312	2,107
Commercial real estate
Automobile	2,331	154	2,485	2,071	216	2,287
Mortgage	—	14	14	1	78	79
Total commercial	31,948	8,520	40,468	30,351	9,045	39,396
Loans at fair value (a)	603	232	835	663	352	1,015
Total finance receivables and loans (b)	$89,096	$25,659	$114,755	$75,976	$26,437	$102,413

(a)	Includes domestic consumer mortgages at fair value as a result of fair value option election. Refer to Note 27 for additional information.

(b)	Totals are net of unearned income, unamortized premiums and discounts, and deferred fees and costs of $2.9 billion at both December 31, 2011 and 2010, respectively.
The following tables present an analysis of the activity in the allowance for loan losses on finance receivables and loans.

($ in millions)	Consumer automobile	Consumer mortgage	Commercial	Total
Allowance at January 1, 2011	$970	$580	$323	$1,873
Charge-offs
Domestic	(435)	(205)	(27)	(667)
Foreign	(145)	(5)	(63)	(213)
Total charge-offs	(580)	(210)	(90)	(880)
Recoveries
Domestic	186	16	25	227
Foreign	73	1	26	100
Total recoveries	259	17	51	327
Net charge-offs	(321)	(193)	(39)	(553)
Provision for loan losses	154	129	(64)	219
Other	(37)	—	1	(36)
Allowance at December 31, 2011	$766	$516	$221	$1,503
Allowance for loan losses
Individually evaluated for impairment	$7	$172	$61	$240
Collectively evaluated for impairment	749	344	160	1,253
Loans acquired with deteriorated credit quality	10	—	—	10
Finance receivables and loans at historical cost
Ending balance	63,459	9,993	40,468	113,920
Individually evaluated for impairment	69	606	464	1,139
Collectively evaluated for impairment	63,302	9,387	40,004	112,693
Loans acquired with deteriorated credit quality	88	—	—	88

($ in millions)	Consumer automobile	Consumer mortgage	Commercial	Total
Allowance at January 1, 2010	$1,024	$640	$781	$2,445
Cumulative effect of change in accounting principles (a)	222	—	—	222
Charge-offs
Domestic	(776)	(239)	(282)	(1,297)
Foreign	(194)	(4)	(151)	(349)
Total charge-offs	(970)	(243)	(433)	(1,646)
Recoveries
Domestic	319	26	18	363
Foreign	71	1	13	85
Total recoveries	390	27	31	448
Net charge-offs	(580)	(216)	(402)	(1,198)
Provision for loan losses	304	164	(26)	442
Discontinued operations	—	—	(4)	(4)
Other	—	(8)	(26)	(34)
Allowance at December 31, 2010	$970	$580	$323	$1,873
Allowance for loan losses
Individually evaluated for impairment	$—	$100	$127	$227
Collectively evaluated for impairment	970	480	196	1,646
Loans acquired with deteriorated credit quality	20	—	—	20
Finance receivables and loans at historical cost
Ending balance	51,254	10,748	39,396	101,398
Individually evaluated for impairment	—	487	1,308	1,795
Collectively evaluated for impairment	51,254	10,261	38,088	99,603
Loans acquired with deteriorated credit quality	170	—	—	170

(a)	Effect of change in accounting principle due to adoption of ASU 2009-17, Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities.
The following table presents information about significant sales of finance receivables and loans recorded at historical cost and transfers of finance receivables and loans from held-for-investment to held-for-sale.

December 31, ($ in millions)	2011
Consumer automobile	$3,279
Consumer mortgage	107
Commercial	34
Total sales and transfers	$3,420
The following table presents an analysis of our past due finance receivables and loans recorded at historical cost reported at carrying value before allowance for loan losses.

December 31, ($ in millions)	30-59 days past due	60-89 days past due	90 days or more past due	Total past due	Current	Total finance receivables and loans
2011
Consumer automobile	$802	$162	$179	$1,143	$62,316	$63,459
Consumer mortgage
1st Mortgage	91	35	162	288	6,603	6,891
Home equity	21	11	18	50	3,052	3,102
Total consumer mortgage	112	46	180	338	9,655	9,993
Commercial
Commercial and industrial
Automobile	—	1	126	127	34,690	34,817
Mortgage	—	—	—	—	1,911	1,911
Other	—	—	1	1	1,240	1,241
Commercial real estate
Automobile	2	1	34	37	2,448	2,485
Mortgage	—	2	12	14	—	14
Total commercial	2	4	173	179	40,289	40,468
Total consumer and commercial	$916	$212	$532	$1,660	$112,260	$113,920
2010
Consumer automobile	$828	$175	$197	$1,200	$50,054	$51,254
Consumer mortgage
1st Mortgage	115	67	205	387	6,920	7,307
Home equity	20	12	13	45	3,396	3,441
Total consumer mortgage	135	79	218	432	10,316	10,748
Commercial
Commercial and industrial
Automobile	21	19	85	125	33,217	33,342
Mortgage	—	36	4	40	1,541	1,581
Other	—	—	20	20	2,087	2,107
Commercial real estate
Automobile	—	4	78	82	2,205	2,287
Mortgage	—	—	71	71	8	79
Total commercial	21	59	258	338	39,058	39,396
Total consumer and commercial	$984	$313	$673	$1,970	$99,428	$101,398
The following table presents the carrying value before allowance for loan losses of our finance receivables and loans recorded at historical cost on nonaccrual status.

December 31, ($ in millions)	2011	2010
Consumer automobile	$228	$207
Consumer mortgage
1st Mortgage	281	500
Home equity	58	61
Total consumer mortgage	339	561
Commercial
Commercial and industrial
Automobile	223	296
Mortgage	—	40
Other	37	134
Commercial real estate
Automobile	67	199
Mortgage	12	71
Total commercial	339	740
Total consumer and commercial finance receivables and loans	$906	$1,508
Management performs a quarterly analysis of the consumer automobile, consumer mortgage, and commercial portfolios using a range of credit quality indicators to assess the adequacy of the allowance based on historical and current trends. The tables below present our finance receivables and loans by select credit quality indicators for the consumer automobile, consumer mortgage, and commercial portfolios.
The following table presents performing and nonperforming credit quality indicators in accordance with our internal accounting policies for our consumer finance receivables and loans recorded at historical cost reported at carrying value before allowance for loan losses.

	2011			2010
December 31, ($ in millions)	Performing	Nonperforming	Total	Performing	Nonperforming	Total
Consumer automobile	$63,231	$228	$63,459	$51,047	$207	$51,254
Consumer mortgage
1st Mortgage	6,610	281	6,891	6,807	500	7,307
Home equity	3,044	58	3,102	3,380	61	3,441
Total consumer mortgage	$9,654	$339	$9,993	$10,187	$561	$10,748
The following table presents pass and criticized credit quality indicators based on regulatory definitions for our commercial finance receivables and loans recorded at historical cost reported at carrying value before allowance for loan losses.

	2011			2010
December 31, ($ in millions)	Pass	Criticized (a)	Total	Pass	Criticized (a)	Total
Commercial
Commercial and industrial
Automobile	$32,464	$2,353	$34,817	$31,254	$2,088	$33,342
Mortgage	1,760	151	1,911	1,504	77	1,581
Other	883	358	1,241	1,041	1,066	2,107
Commercial real estate
Automobile	2,305	180	2,485	2,013	274	2,287
Mortgage	—	14	14	—	79	79
Total commercial	$37,412	$3,056	$40,468	$35,812	$3,584	$39,396

(a)
Includes loans classified as special mention, substandard, or doubtful. These classifications are based on regulatory definitions and generally represent loans within our portfolio that are of higher default risk or have already defaulted.

Impaired Loans and Troubled Debt Restructurings
Impaired Loans
Loans are considered impaired when we determine it is probable that we will be unable to collect all amounts due according to the terms of the loan agreement. For more information on our impaired finance receivables and loans, refer to Note 1.
The following table presents information about our impaired finance receivables and loans recorded at historical cost.

December 31, ($ in millions)	Unpaid principal balance	Carrying value before allowance		Impaired with no allowance	Impaired with an allowance	Allowance for impaired loans
2011
Consumer automobile	$69	$69		$—	$69	$7
Consumer mortgage
1st Mortgage	516	508		83	425	126
Home equity	97	98		—	98	46
Total consumer mortgage	613	606		83	523	172
Commercial
Commercial and industrial
Automobile	222	222		64	158	22
Mortgage	—	—		—	—	—
Other	37	37		25	12	5
Commercial real estate
Automobile	68	68		32	36	18
Mortgage	12	12		1	11	5
Total commercial	339	339		122	217	50
Total consumer and commercial finance receivables and loans	$1,021	$1,014		$205	$809	$229
2010
Consumer automobile	$—	$—	—	$—	$—	$—
Consumer mortgage
1st Mortgage	410	404		—	404	59
Home equity	82	83		—	83	40
Total consumer mortgage	492	487		—	487	99
Commercial
Commercial and industrial
Automobile	340	356		33	323	23
Mortgage	44	40		—	40	14
Other	135	133		20	113	51
Commercial real estate
Automobile	206	197		108	89	29
Mortgage	71	71		28	43	10
Total commercial	796	797		189	608	127
Total consumer and commercial finance receivables and loans	$1,288	$1,284		$189	$1,095	$226
The following table presents average balance and interest income for our impaired finance receivables and loans.

	2011		2010		2009
Year ended December 31, ($ in millions)	Average balance	Interest income	Average balance	Interest income	Average balance	Interest income
Consumer automobile	$35	$2	$—	$—	$—	$—
Consumer mortgage
1st Mortgage	463	18	405	15	520	21
Home equity	90	4	79	4	90	4
Total consumer mortgage	553	22	484	19	610	25
Commercial
Commercial and industrial
Automobile	303	19	335	13	1,014	17
Mortgage	19	6	53	2	—	—
Other	84	1	650	6	661	31
Commercial real estate
Automobile	126	7	275	3	262	9
Mortgage	40	1	137	6	881	3
Total commercial	572	34	1,450	30	2,818	60
Total consumer and commercial finance receivables and loans	$1,160	$58	$1,934	$49	$3,428	$85
Troubled Debt Restructurings
TDRs are loan modifications where concessions were granted to borrowers experiencing financial difficulties. Numerous initiatives, such as Home Affordable Modification Program are in place to provide support to our mortgage customers in financial distress, including principal forgiveness, maturity extensions, delinquent interest capitalization, and changes to contractual interest rates. Additionally for automobile loans, we offer several types of assistance to aid our customers including changing the due date, and rewriting the loan terms. Total TDRs recorded at historical cost and reported at carrying value before allowance for loan losses at December 31, 2011, increased $224 million to $734 million from December 31, 2010. Refer to Note 1 for additional information.
The following table presents information related to finance receivables and loans recorded at historical cost modified in connection with a troubled debt restructuring during the period.

Year ended December 31, 2011 ($ in millions)	Number of loans	Pre-modification carrying value before allowance	Post-modification carrying value before allowance
Consumer automobile	6,411	$85	$85
Consumer mortgage
1st Mortgage	375	133	132
Home equity	888	51	47
Total consumer mortgage	1,263	184	179
Commercial
Commercial and Industrial
Automobile	2	5	5
Mortgage	1	38	28
Other	2	11	10
Commercial real estate
Automobile	5	12	11
Mortgage	2	4	3
Total commercial	12	70	57
Total consumer and commercial finance receivables and loans	7,686	$339	$321
The following table presents information about finance receivables and loans recorded at historical cost that have redefaulted during the reporting period and were within 12 months or less of being modified as a troubled debt restructuring. Redefault is when finance receivables and loans meet the requirements for evaluation under our charge-off policy (Refer to Note 1 for additional information) except for commercial finance receivables and loans where default is defined as 90 days past due.

Year ended December 31, 2011 ($ in millions)	Number of loans	Carrying value before allowance	Charge-off amount
Consumer automobile	420	$4	$2
Consumer mortgage
1st Mortgage	11	2	—
Home equity	28	2	1
Total consumer mortgage	39	4	1
Commercial
Commercial and industrial
Automobile	1	3	—
Total commercial	1	3	—
Total consumer and commercial finance receivables and loans	460	$11	$3
At December 31, 2011, and December 31, 2010, commercial commitments to lend additional funds to debtors owing receivables whose terms had been modified in a troubled debt restructuring were $45 million and $15 million, respectively.
Concentration Risk
Consumer
We monitor our consumer loan portfolio for concentration risk across the geographies in which we lend. The highest concentrations of loans in the United States are in Texas and California, which represent an aggregate of 16.4% of our total outstanding consumer loans at December 31, 2011.
Concentrations in our mortgage portfolio are closely monitored given the volatility of the housing markets. Our consumer mortgage loan concentrations in California, Florida, and Michigan receive particular attention as the real estate value depreciation in these states has been the most severe.
The following table shows the percentage of total consumer finance receivables and loans recorded at historical cost reported at carrying value before allowance for loan losses by state and foreign concentration.

	2011 (a)		2010
December 31,	Automobile	1st Mortgage and home equity	Automobile	1st Mortgage and home equity
Texas	9.5%	5.5%	9.2%	4.4%
California	4.6	25.7	4.6	24.5
Florida	4.8	4.0	4.4	4.1
Michigan	4.0	4.8	3.7	5.0
Illinois	3.1	5.0	2.8	4.7
New York	3.5	2.3	3.4	2.4
Pennsylvania	3.6	1.6	3.2	1.7
Ohio	2.9	1.0	2.5	1.0
Georgia	2.5	1.8	2.2	1.8
North Carolina	2.2	2.1	2.0	2.0
Other United States	32.9	45.9	29.4	44.7
Canada	11.8	0.2	14.2	3.6
Brazil	4.7	—	5.2	—
Germany	4.3	—	5.7	—
Other foreign	5.6	0.1	7.5	0.1
Total consumer loans	100.0%	100.0%	100.0%	100.0%

(a)	Presentation is in descending order as a percentage of total consumer finance receivables and loans at December 31, 2011.
The following table presents our five largest state and foreign concentrations within our held-for-investment mortgage finance receivables and loans recorded at historical cost and reported at carrying value before allowance for loan losses by higher-risk loan type.

December 31, ($ in millions)	Interest-only mortgage loans	Below-market rate (teaser) mortgages	All higher-risk mortgage loans
2011
California	$748	$78	$826
Virginia	274	10	284
Maryland	217	6	223
Michigan	199	9	208
Illinois	153	8	161
Other United States	1,356	137	1,493
Total	$2,947	$248	$3,195
2010
California	$993	$89	$1,082
Virginia	330	12	342
Maryland	256	7	263
Michigan	225	10	235
Illinois	197	8	205
Other United States and foreign	1,680	158	1,838
Total	$3,681	$284	$3,965
Commercial Real Estate
The commercial real estate portfolio consists of loans issued primarily to automotive dealers. The following table shows the percentage of total commercial real estate finance receivables and loans reported at carrying value before allowance for loan losses by geographic region and property type.

December 31,	2011	2010
Geographic region
Michigan	14.1%	10.1%
Texas	12.4	10.5
Florida	12.4	10.3
California	9.3	9.6
Virginia	4.1	4.4
New York	3.5	3.8
Pennsylvania	2.9	3.7
Alabama	2.6	2.4
Georgia	2.5	2.7
North Carolina	2.1	1.9
Other United States	27.5	28.1
Canada	3.5	4.4
United Kingdom	1.8	5.0
Mexico	1.0	2.4
Other foreign	0.3	0.7
Total outstanding commercial real estate finance receivables and loans	100.0%	100.0%
Property type
Automotive dealers	99.4%	91.8%
Other	0.6	8.2
Total outstanding commercial real estate finance receivables and loans	100.0%	100.0%
Commercial Criticized Exposure
Finance receivables and loans classified as special mention, substandard, or doubtful are deemed as criticized. These classifications are based on regulatory definitions and generally represent finance receivables and loans within our portfolio that have a higher default risk or have already defaulted. The following table presents the percentage of total commercial criticized finance receivables and loans reported at carrying value before allowance for loan losses by industry concentrations.

December 31,	2011	2010
Industry
Automotive	82.9%	66.5%
Real estate	4.5	12.1
Banks and finance companies	4.2	1.0
Other	8.4	20.4
Total commercial criticized finance receivables and loans	100.0%	100.0%

Investment In Operating Leases, Net	12 Months Ended
Dec. 31, 2011
Leases, Operating [Abstract]
Investment in Operating Leases, Net
10.    Investment in Operating Leases, Net
Investments in operating leases were as follows.

December 31, ($ in millions)	2011	2010
Vehicles and other equipment, after impairment	$11,160	$13,571
Accumulated depreciation	(1,885)	(4,443)
Investment in operating leases, net	$9,275	$9,128
Depreciation expense on operating lease assets includes remarketing gains and losses recognized on the sale of operating lease assets. The following summarizes the components of depreciation expense on operating lease assets.

Year ended December 31, ($ in millions)	2011	2010	2009
Depreciation expense on operating lease assets (excluding remarketing gains)	$1,433	$2,626	$4,049
Remarketing gains	(395)	(723)	(530)
Depreciation expense on operating lease assets	$1,038	$1,903	$3,519
The following table presents the future lease nonresidual rental payments due from customers for equipment on operating leases.

Year ended December 31, ($ in millions)
2012	$1,850
2013	1,501
2014	675
2015	35
2016 and after	—
Total	$4,061
Our investment in operating lease assets represents the net book value of our leased assets based on the expected residual value upon remarketing the vehicle at the end of the lease. Our automotive manufacturing partners may elect to sponsor incentive programs which may take the form of rate or residual support. Rate incentive programs support financing rates below the standard market rates at which we purchases leases. Residual incentive programs support contractual residual values in excess of our standard values. Over the past several years, our automotive partners have primarily supported leasing products through rate support programs.
In addition to rate and residual support programs, for leases originated prior to 2009, GM also participates in a risk-sharing arrangement whereby GM shares equally in residual losses to the extent that remarketing proceeds are below our standard residual rates (limited to a floor). In connection with the sale of 51% ownership interest in Ally, GM settled its estimated liabilities with respect to residual support and risk sharing on a portion of our operating lease portfolio. With respect to residual support and risk-sharing agreements with GM, as of December 31, 2011, the maximum amount that could be paid under these arrangements was $36 million and $150 million respectively. Embedded in our residual value projections are estimates of projected recoveries from GM relative to residual support and risk-sharing agreements. No adjustment to these estimates has been made for the collectability of the projected recoveries from GM. At December 31, 2011, expected residual values included estimates of payments from GM of $81 million related to residual support and risk-sharing agreements. To the extent GM is not able to fully honor its obligations relative to these agreements, our depreciation expense and remarketing performance would be negatively impacted.

Securitizations And Variable Interest Entities	12 Months Ended
Dec. 31, 2011
Securitizations And Variable Interest Entities [Abstract]
Securitizations and Variable Interest Entities
11.    Securitizations and Variable Interest Entities
Overview
We are involved in several types of securitization and financing transactions that utilize SPEs. An SPE is an entity that is designed to fulfill a specified limited need of the sponsor. Our principal use of SPEs is to obtain liquidity and favorable capital treatment by securitizing certain of our financial assets.
The SPEs involved in securitization and other financing transactions are generally considered variable interest entities (VIEs). VIEs are entities that have either a total equity investment that is insufficient to permit the entity to finance its activities without additional subordinated financial support or whose equity investors lack the ability to control the entity's activities.
Securitizations
We provide a wide range of consumer and commercial automobile loans, operating leases, and mortgage loan products to a diverse customer base. We often securitize these loans and leases (which we collectively describe as loans or financial assets) through the use of securitization entities, which may or may not be consolidated on our Consolidated Balance Sheet. We securitize consumer and commercial automobile loans and operating leases through private-label securitizations. We securitize consumer mortgage loans through transactions involving the GSEs or private-label mortgage securitizations. During 2010 and 2011, our consumer mortgage loans were primarily securitized through the GSEs.
In executing a securitization transaction, we typically sell pools of financial assets to a wholly owned, bankruptcy-remote SPE, which then transfers the financial assets to a separate, transaction-specific securitization entity for cash, servicing rights, and in some transactions, other retained interests. The securitization entity is funded through the issuance of beneficial interests in the securitized financial assets. The beneficial interests take the form of either notes or trust certificates which are sold to investors and/or retained by us. These beneficial interests are collateralized by the transferred loans and entitle the investors to specified cash flows generated from the securitized loans. In addition to providing a source of liquidity and cost-efficient funding, securitizing these financial assets also reduces our credit exposure to the borrowers beyond any economic interest we may retain.
Each securitization is governed by various legal documents that limit and specify the activities of the securitization entity. The securitization entity is generally allowed to acquire the loans, to issue beneficial interests to investors to fund the acquisition of the loans, and to enter into derivatives or other yield maintenance contracts (e.g., coverage by monoline bond insurers) to hedge or mitigate certain risks related to the financial assets or beneficial interests of the entity. A servicer, who is generally us, is appointed pursuant to the underlying legal documents to service the assets the securitization entity holds and the beneficial interests it issues. Servicing functions include, but are not limited to, making certain payments of property taxes and insurance premiums, default and property maintenance payments, as well as advancing principal and interest payments before collecting them from individual borrowers. Our servicing responsibilities, which constitute continued involvement in the transferred financial assets, consist of primary servicing (i.e., servicing the underlying transferred financial assets) and/or master servicing (i.e., servicing the beneficial interests that result from the securitization transactions). Certain securitization entities also require the servicer to advance scheduled principal and interest payments due on the beneficial interests issued by the entity regardless of whether cash payments are received on the underlying transferred financial assets. Accordingly, we are required to provide these servicing advances when applicable. Refer to Note 1 and Note 12 for additional information regarding our servicing rights.
The GSEs provide a guarantee of the payment of principal and interest on the beneficial interests issued in securitizations. In private-label securitizations, cash flows from the assets initially transferred into the securitization entity represent the sole source for payment of distributions on the beneficial interests issued by the securitization entity and for payments to the parties that perform services for the securitization entity, such as the servicer or the trustee. In certain private-label securitization transactions, a liquidity facility may exist to provide temporary liquidity to the entity. The liquidity provider generally is reimbursed prior to other parties in subsequent distribution periods. Monoline insurance may also exist to cover certain shortfalls to certain investors in the beneficial interests issued by the securitization entity. As noted above, in certain private-label securitizations, the servicer is required to advance scheduled principal and interest payments due on the beneficial interests regardless of whether cash payments are received on the underlying transferred financial assets. The servicer is allowed to reimburse itself for these servicing advances. Additionally, certain private-label securitization transactions may allow for the acquisition of additional loans subsequent to the initial loan transfer. Principal collections on other loans and/or the issuance of new beneficial interests, such as variable funding notes, generally fund these loans; we are often contractually required to invest in these new interests.
We may retain beneficial interests in our private-label securitizations, which may represent a form of significant continuing economic interest. These retained interests include, but are not limited to, senior or subordinate mortgage- or asset-backed securities, interest-only strips, principal-only strips, and residuals. Certain of these retained interests provide credit enhancement to the trust as they may absorb credit losses or other cash shortfalls. Additionally, the securitization agreements may require cash flows to be directed away from certain of our retained interests due to specific over-collateralization requirements, which may or may not be performance-driven.
We generally hold certain conditional repurchase options that allow us to repurchase assets from the securitization entity. The majority of the securitizations provide us, as servicer, with a call option that allows us to repurchase the remaining transferred financial assets or outstanding beneficial interests at our discretion once the asset pool reaches a predefined level, which represents the point where servicing becomes burdensome (a clean-up call option). The repurchase price is typically the par amount of the loans plus accrued interest. Additionally, we may hold other conditional repurchase options that allow us to repurchase a transferred financial asset if certain events outside our control are met. The typical conditional repurchase option is a delinquent loan repurchase option that gives us the option to purchase the loan or contract if it exceeds a certain prespecified delinquency level. We generally have complete discretion regarding when or if we will exercise these options, but generally, we would do so only when it is in our best interest.
Other than our customary representation and warranty provisions, these securitizations are nonrecourse to us, thereby transferring the risk of future credit losses to the extent the beneficial interests in the securitization entities are held by third parties. Representation and warranty provisions generally require us to repurchase loans or indemnify the investor or other party for incurred losses to the extent it is determined that the loans were ineligible or were otherwise defective at the time of sale. Refer to Note 31 for detail on representation and warranty provisions. We did not provide any noncontractual financial support to any of these entities during 2011 or 2010.
Other Variable Interest Entities
Servicer Advance Funding Entity
To assist in the financing of our servicer advance receivables, we formed an SPE that issues term notes to third-party investors that are collateralized by servicer advance receivables. These servicer advance receivables are transferred to the SPE and consist of delinquent principal and interest advances we made as servicer to various investors; property taxes and insurance premiums advanced to taxing authorities and insurance companies on behalf of borrowers; and amounts advanced for mortgages in foreclosure. The SPE funds the purchase of the receivables through financing obtained from the third-party investors and subordinated loans or an equity contribution from our mortgage activities. This SPE is consolidated on our balance sheet at December 31, 2011 and 2010. The beneficial interest holder of this SPE does not have legal recourse to our general credit. We do not have a contractual obligation to provide any type of financial support in the future, nor have we provided noncontractual financial support to the entity during 2011 or 2010.
Other
In 2010, we sold a portfolio of resort finance backed receivables to a third party that financed the acquisition through an SPE. We provided seller financing for the purchase of these assets and also hold a contingent value right in the SPE, which were both recorded at fair value. We do not consolidate the SPE because we have no control over the activities of the SPE.
We have involvements with various other on-balance sheet, immaterial SPEs. Most of these SPEs are used for additional liquidity whereby we sell certain financial assets into the VIE and issue beneficial interests to third parties for cash.
We also provide long-term guarantee contracts and a line of credit to certain nonconsolidated affordable housing entities. Since we do not have control over the entities or the power to make decisions, we do not consolidate the entities and our involvement is limited to the guarantee and the line of credit.
Involvement with Variable Interest Entities
The determination of whether financial assets transferred by us to these VIEs (and related liabilities) are consolidated on our balance sheet (also referred to as on-balance sheet) or not consolidated on our balance sheet (also referred to as off-balance sheet) depends on the terms of the related transaction and our continuing involvement (if any) with the SPE. Subsequent to the adoption of ASU 2009-17, Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities, on January 1, 2010, we are deemed the primary beneficiary and therefore consolidate VIEs for which we have both (a) the power, through voting rights or similar rights, to direct the activities that most significantly impact the VIE's economic performance, and (b) a variable interest (or variable interests) that (i) obligates us to absorb losses that could potentially be significant to the VIE and/or (ii) provides us the right to receive residual returns of the VIE that could potentially be significant to the VIE. We determine whether we hold a significant variable interest in a VIE based on a consideration of both qualitative and quantitative factors regarding the nature, size, and form of our involvement with the VIE. We assess whether we are the primary beneficiary of a VIE on an ongoing basis.
Our involvement with consolidated and nonconsolidated VIEs in which we hold variable interests is presented below.

December 31, ($ in millions)	Consolidated involvement with VIEs		Assets of nonconsolidated VIEs (a)		Maximum exposure to loss in nonconsolidated VIEs
2011
On-balance sheet variable interest entities
Consumer automobile	$26,504		$—		$—
Consumer mortgage — private-label	1,098		—		—
Commercial automobile	19,594		—		—
Other	956		—		—
Off-balance sheet variable interest entities
Consumer mortgage — Ginnie Mae	2,652	(b)	44,127		44,127	(c)
Consumer mortgage — CMHC	66	(b)	3,222		66	(d)
Consumer mortgage — private-label	141	(b)	4,408		4,408	(c)
Consumer mortgage — other	—		—	(e)	17	(f)
Commercial other	83	(g)	—	(h)	242
Total	$51,094		$51,757		$48,860
2010
On-balance sheet variable interest entities
Consumer automobile	$20,064		$—		$—
Consumer mortgage — private-label	1,397		—		—
Commercial automobile	15,114		—		—
Other	1,035		—		—
Off-balance sheet variable interest entities
Consumer mortgage — Ginnie Mae	2,909	(b)	43,595		43,595	(c)
Consumer mortgage — CMHC	124	(b)	4,222		124	(d)
Consumer mortgage — private-label	183	(b)	5,371		5,371	(c)
Commercial other	483	(g)	—	(h)	698
Total	$41,309		$53,188		$49,788

(a)	Asset values represent the current unpaid principal balance of outstanding consumer finance receivables and loans within the VIEs.

(b)
Includes $2.4 billion and $2.5 billion classified as mortgage loans held-for-sale, $92 million and $162 million classified as trading assets or other assets, and $386 million and $569 million classified as mortgage servicing rights at December 31, 2011, and December 31, 2010, respectively. CMHC is the Canada Mortgage and Housing Corporation.

(c)
Maximum exposure to loss represents the current unpaid principal balance of outstanding loans based on our customary representation and warranty provisions. This measure is based on the unlikely event that all of the loans have underwriting defects or other defects that trigger a representation and warranty provision and the collateral supporting the loans are worthless. The maximum exposure above is not an indication of our expected loss.

(d)
Due to combination of the credit loss insurance on the mortgages and the guarantee by CMHC on the issued securities, the maximum exposure to loss would be limited to the amount of the retained interests. Additionally, the maximum loss would occur only in the event that CMHC dismisses us as servicer of the loans due to servicer performance or insolvency.

(e)
Includes a VIE for which we have no management oversight and therefore we are not able to provide the total assets of the VIE. However, in March 2011 we sold excess servicing rights valued at $266 million to the VIE.

(f)
Our maximum exposure to loss in this VIE is a component of servicer advances made that are allocated to the trust. The maximum exposure to loss presented represents the unlikely event that every loan underlying the excess servicing rights sold defaults, and we, as servicer, are required to advance the entire excess service fee to the trust for the contractually established period. This required disclosure is not an indication of our expected loss.

(g)
Includes $100 million and $515 million classified as finance receivables and loans, net, and $20 million and $20 million classified as other assets, offset by $37 million and $52 million classified as accrued expenses and other liabilities at December 31, 2011, and December 31, 2010, respectively.

(h)
Includes VIEs for which we have no management oversight and therefore we are not able to provide the total assets of the VIEs. However, in 2010 we sold loans with an unpaid principal balance of $1.5 billion into these VIEs.

On-balance Sheet Variable Interest Entities
We engage in securitization and other financing transactions that do not qualify for off-balance sheet treatment. In these situations, we hold beneficial interests or other interests in the VIE, which represent a form of significant continuing economic interest. The interests held include, but are not limited to, senior or subordinate mortgage- or asset-backed securities, interest-only strips, principal-only strips, residuals, and servicing rights. Certain of these retained interests provide credit enhancement to the securitization entity as they may absorb credit losses or other cash shortfalls. Additionally, the securitization documents may require cash flows to be directed away from certain of our retained interests due to specific over-collateralization requirements, which may or may not be performance-driven. Because these securitization entities are consolidated, these retained interests and servicing rights are not recognized as separate assets on our Consolidated Balance Sheet.
Subsequent to adoption of ASU 2009-17 as of January 1, 2010, we consolidated certain of these entities because we had a controlling financial interest in the VIE, primarily due to our servicing activities, and because we hold a significant variable interest in the VIE. Under ASC 810, Consolidation, as amended by ASU 2009-17, we are generally the primary beneficiary of automobile securitization entities, as well as certain mortgage private-label securitization entities for which we perform servicing activities and have retained a significant variable interest in the form of a beneficial interest. In cases where we did not meet sale accounting under previous guidance, unless we have made modifications to the overall transaction, we do not meet sale accounting under current guidance as we are not permitted to revisit sale accounting guidelines under the current guidance. In cases where substantive modifications are made, we then reassess the transaction under the amended guidance, based on the new circumstances.
The consolidated VIEs included in the table below represent separate entities with which we are involved. The third-party investors in the obligations of consolidated VIEs have legal recourse only to the assets of the VIEs and do not have such recourse to us, except for the customary representation and warranty provisions or when we are the counterparty to certain derivative transactions involving the VIE. In addition, the cash flows from the assets are restricted only to pay such liabilities. Thus, our economic exposure to loss from outstanding third-party financing related to consolidated VIEs is significantly less than the carrying value of the consolidated VIE assets. All assets are restricted for the benefit of the beneficial interest holders. Refer to Note 27 for discussion of the assets and liabilities for which the fair value option has been elected.

December 31, ($ in millions)	2011	2010
Assets
Loans held-for-sale, net	$9	$21
Finance receivables and loans, net
Consumer	21,622	18,744
Commercial	19,313	14,739
Allowance for loan losses	(210)	(238)
Total finance receivables and loans, net	40,725	33,245
Investment in operating leases, net	4,389	1,065
Other assets	3,029	3,194
Assets of operations held-for-sale	—	85
Total assets	$48,152	$37,610
Liabilities
Short-term borrowings	$795	$964
Long-term debt	33,143	24,466
Interest payable	14	15
Accrued expenses and other liabilities	405	352
Liabilities of operations held-for-sale	—	45
Total liabilities	$34,357	$25,842
Off-balance Sheet Variable Interest Entities
The nature, purpose, and activities of nonconsolidated securitization entities are similar to those of our consolidated securitization entities with the primary difference being the nature and extent of our continuing involvement. The cash flows from the assets of nonconsolidated securitization entities generally are the sole source of payment on the securitization entities' liabilities. The creditors of these securitization entities have no recourse to us with the exception of market customary representation and warranty provisions as described in Note 31.
Subsequent to the adoption of ASU 2009-17 as of January 1, 2010, nonconsolidated VIEs include entities for which we either do not hold significant variable interests or do not provide servicing or asset management functions for the financial assets held by the securitization entity. Additionally, to qualify for off-balance sheet treatment, transfers of financial assets must meet the sale accounting conditions in ASC 860, Transfers and Servicing. Our residential mortgage loan securitizations consist of GSEs and private-label securitizations. Under ASU 2009-17, we are not the primary beneficiary of any GSE loan securitization transaction because we do not have the power to direct the significant activities of such entities. Additionally, under ASU 2009-17, we do not consolidate certain private-label mortgage securitizations because we do not have a variable interest that could potentially be significant or we do not have power to direct the activities that most significantly impact the performance of the VIE.
For nonconsolidated securitization entities, the transferred financial assets are removed from our balance sheet provided the conditions for sale accounting are met. The financial assets obtained from the securitization are primarily reported as cash, servicing rights, or retained interests (if applicable). Typically, we conclude that the fee we are paid for servicing consumer automobile finance receivables represents adequate compensation, and consequently, we do not recognize a servicing asset or liability. As an accounting policy election, we elected fair value treatment for our MSR portfolio. Liabilities incurred as part of these securitization transactions, such as representation and warranty provisions, are recorded at fair value at the time of sale and are reported as accrued expenses and other liabilities on our Consolidated Balance Sheet. Upon the sale of the loans, we recognize a gain or loss on sale for the difference between the assets recognized, the assets derecognized, and the liabilities recognized as part of the transaction.
The following summarizes all pretax gains and losses recognized on financial assets sold into nonconsolidated securitization and similar asset-backed financing entities.

Year ended December 31, ($ in millions)	2011	2010	2009
Consumer mortgage — GSEs	$818	$1,065	$854
Consumer mortgage — private-label	—	17	21
Commercial automobile	—	—	110
Total pretax gain	$818	$1,082	$985
The following table summarizes cash flows received from and paid related to securitization entities, asset-backed financings, or other similar transfers of financial assets where the transfer is accounted for as a sale and we have a continuing involvement with the transferred assets (e.g., servicing) that were outstanding in 2011, 2010, and 2009. Cash flows presented below may not be comparable because 2009 includes cash flows related to securitization entities that are now consolidated. Additionally, the table contains information regarding cash flows received from and paid to nonconsolidated securitization entities that existed during each period.

Year ended December 31, ($ in millions)	Consumer automobile	Commercial automobile	Consumer mortgage GSEs	Consumer mortgage private-label
2011
Cash proceeds from transfers completed during the year	$—	$—	$59,815	$722
Cash flows received on retained interests in securitization entities	—	—	—	68
Servicing fees	—	—	999	201
Purchases of previously transferred financial assets	—	—	(2,537)	(222)	(a)
Representations and warranties obligations	—	—	(143)	(38)
Other cash flows	—	—	(13)	187
2010
Cash proceeds from transfers completed during the year	$—	$—	$68,822	$1,090
Cash flows received on retained interests in securitization entities	—	—	—	81
Servicing fees	1	—	1,081	209
Purchases of previously transferred financial assets	—	—	(1,865)	(282)	(a)
Representations and warranties obligations	—	—	(389)	(18)
Other cash flows	(6)	—	(39)	(22)
2009
Cash proceeds from transfers completed during the year	$—	$—	$56,251	$1,258
Cash flows received on retained interests in securitization entities	269	1,009	—	119
Cash proceeds from collections reinvested in revolving securitization entities	—	5,998	—	—
Servicing fees	111	39	643	272
Purchases of previously transferred financial assets	—	—	(385)	(1)	(a)
Representations and warranties obligations	—	—	(343)	(64)
Other cash flows	(64)	—	(177)	(123)

(a)	Includes repurchases in connection with clean up call options.
The following table represents on-balance sheet loans held-for-sale and finance receivable and loans, off-balance sheet securitizations, and whole-loan sales where we have continuing involvement. The table presents quantitative information about delinquencies and net credit losses. Refer to Note 12 for further detail on total serviced assets.

	Total amount		Amount 60 days or more past due		Net credit losses
December 31, ($ in millions)	2011	2010	2011	2010	2011	2010
On-balance sheet loans
Consumer automobile	$63,884	$51,254	$341	$373	$321	$613
Consumer mortgage (a)	18,940	23,174	3,242	3,437	181	173	(b)
Commercial automobile	37,302	35,629	162	186	13	84
Commercial mortgage	1,925	1,660	14	110	31	91
Commercial other	1,261	2,107	1	20	(5)	227
Total on-balance sheet loans	123,312	113,824	3,760	4,126	541	1,188
Off-balance sheet securitization entities
Consumer automobile	—	—	—	—	—	1
Consumer mortgage — GSEs (c)	262,984	253,192	9,456	13,990	n/m	n/m
Consumer mortgage — private-label	63,991	73,638	11,301	12,220	3,982	4,605
Total off-balance sheet securitization entities	326,975	326,830	20,757	26,210	3,982	4,606
Whole-loan transactions (d)	33,961	38,212	2,901	2,950	782	1,269	(b)
Total	$484,248	$478,866	$27,418	$33,286	$5,305	$7,063
n/m = not meaningful

(a)
Includes loans subject to conditional repurchase options of $2.3 billion and $2.3 billion guaranteed by the GSEs, and $132 million and $146 million sold to certain private-label mortgage securitization entities at December 31, 2011 and 2010, respectively.

(b)
We identified an immaterial error in the amounts previously disclosed related to net credit losses for on-balance sheet consumer mortgage, and whole-loan transactions for the December 31, 2010 period. We corrected the net credit losses for these balances, resulting in a decrease of $162 million for on-balance sheet consumer mortgage, and an increase of $969 million for whole-loan transactions from the amounts previously presented. The change had no impact on our consolidated financial condition or results of operation.

(c)	Anticipated credit losses are not meaningful due to the GSE guarantees.

(d)	Whole-loan transactions are not part of a securitization transaction, but represent consumer automobile and consumer mortgage pools of loans sold to third-party investors.
Changes in Accounting for Variable Interest Entities
During 2009, we executed an amendment to a commercial automobile securitization entity that was previously considered as a QSPE and, therefore, was not consolidated. The amendment contractually required us to deposit additional cash into a collateral account held by the securitization entity. Management determined the amendment caused the entity to no longer be considered a QSPE, and therefore we consolidated the entity. We continued to consolidate this entity after adoption of ASU 2009-17.
ASU 2009-17 became effective on January 1, 2010, and upon adoption, we consolidated certain securitization entities that were previously held off-balance sheet. On January 1, 2010, we recognized a net increase of $17.6 billion to assets and liabilities on our Consolidated Balance Sheet ($10.1 billion of the increase relates to operations classified as held-for-sale that were ultimately sold). Refer to Note 1 for further discussion of the requirements of ASC 860 and ASC 810, including changes to the accounting requirements related to transfers of financial assets and consolidation of VIEs.
We previously held on our Consolidated Balance Sheet certain mortgage securitization entities, which were on-balance sheet prior to the adoption of ASU 2009-17 because we did not meet the sale accounting requirements at the inception of the transactions. Specific provisions inherent in these deals, included but were not limited to, the ability of the trust to enter into a derivative contract and the inclusion of a loan repurchase right. The existence of the ability to enter into a derivative precluded the entities from being deemed a QSPE and the existence of the loan repurchase right precluded sale accounting treatment. These two provisions, when used in combination, were deemed substantive and precluded sale accounting. We also retained servicing and, in most cases, retained an economic interest in the entities in the form of economic residuals, subordinate bonds, and/or IO strips. During 2010, we completed the sale of 100% of our retained residuals and subordinate bonds related to certain of these on-balance sheet securitization entities. In addition, any repurchase rights associated with these structures were removed from these deals through exercise of such right. These collective actions were deemed to be substantial to warrant a re-characterization of the original transactions and, as such, they were reassessed under ASC 860 and it was concluded that the securitization entities satisfied sale accounting requirements. Furthermore, the sale of the 100% economic interests resulted in the loss of a controlling financial interest in the securitization entities and accordingly consolidation was not required. The combination of these actions resulted in the derecognition of assets previously sold to these securitization entities. Consolidated assets and consolidated liabilities of $1.2 billion and $1.2 billion, respectively, associated with this transaction were derecognized and a gain of $51 million was recorded.
During 2010, we further completed the sale of our significant retained residuals and subordinate bonds related to certain other on-balance sheet securitization entities, which were consolidated upon adoption of ASU 2009-17 (but were not consolidated prior to the adoption of ASU 2009-17). Since we disposed of our variable interests in these securitization entities to unrelated third parties, a reassessment was required to determine whether we continued to hold a controlling financial interest. All subordinate retained economic interests in these entities were sold and therefore we no longer held a controlling financial interest. All assets and liabilities associated with the trust were derecognized and all retained interests in the entities, including insignificant retained senior interests and mortgage servicing rights, were recorded at their fair values at the date of deconsolidation. Consolidated assets and consolidated liabilities of $709 million and $707 million, respectively, associated with this transaction were derecognized and a gain of $1 million was recorded.
We continue to hold servicing rights associated with these deconsolidation transactions, however retained servicing does not preclude deconsolidation because the retained servicing we hold does not absorb a potentially significant level of variability in the securitization entities. Upon completion of the sale, $9 million of servicing rights and $1 million of retained interests associated with this transaction were recorded.

Servicing Activities	12 Months Ended
Dec. 31, 2011
Servicing Activities [Abstract]
Servicing Activities
12.    Servicing Activities
Mortgage Servicing Rights
The following table summarizes activity related to MSRs, which are carried at fair value. Although there are no market transactions that are directly observable, management estimates fair value based on the price it believes would be received to sell the MSR asset in an orderly transaction under current market conditions.

Year ended December 31, ($ in millions)	2011	2010
Estimated fair value at January 1,	$3,738	$3,554
Additions recognized on sale of mortgage loans	622	1,006
Additions from purchases of servicing rights	31	56
Subtractions from sales of servicing assets	(266)	(1)
Changes in fair value
Due to changes in valuation inputs or assumptions used in the valuation model	(1,041)	23
Other changes in fair value	(565)	(894)
Decrease due to change in accounting principle	—	(19)
Other changes that affect the balance	—	13
Estimated fair value at December 31,	$2,519	$3,738
Changes in fair value due to changes in valuation inputs or assumptions used in the valuation model include all changes due to a revaluation by a model or by a benchmarking exercise. Other changes in fair value primarily include the accretion of the present value of the discount related to forecasted cash flows and the economic runoff of the portfolio. The decrease due to change in accounting principle reflects the effect of the initial adoption of ASU 2009-17.
The key economic assumptions and sensitivity of the fair value of MSRs to immediate 10% and 20% adverse changes in those assumptions were as follows.

December 31, ($ in millions)	2011	2010
Weighted average life (in years)	4.7	7.0
Weighted average prepayment speed	15.7%	9.8%
Impact on fair value of 10% adverse change	$(135)	$(155)
Impact on fair value of 20% adverse change	(257)	(295)
Weighted average discount rate	10.2%	12.3%
Impact on fair value of 10% adverse change	$(59)	$(80)
Impact on fair value of 20% adverse change	(114)	(156)
These sensitivities are hypothetical and should be considered with caution. Changes in fair value based on a 10% and 20% variation in assumptions generally cannot be extrapolated because the relationship of the change in assumptions to the change in fair value may not be linear. Also, the effect of a variation in a particular assumption on the fair value is calculated without changing any other assumption. In reality, changes in one factor may result in changes in another (e.g., increased market interest rates may result in lower prepayments and increased credit losses) that could magnify or counteract the sensitivities. Further, these sensitivities show only the change in the asset balances and do not show any expected change in the fair value of the instruments used to manage the interest rates and prepayment risks associated with these assets.
Risk Mitigation Activities
The primary risk of our servicing rights is interest rate risk and the resulting impact on prepayments. A significant decline in interest rates could lead to higher-than-expected prepayments that could reduce the value of the MSRs. We economically hedge the impact of these risks with both derivative and nonderivative financial instruments. Refer to Note 24 for additional information regarding the derivative financial instruments used to economically hedge MSRs.
The components of servicing valuation and hedge activities, net, were as follows.

Year ended December 31, ($ in millions)	2011	2010	2009
Change in estimated fair value of mortgage servicing rights	$(1,606)	$(872)	$(106)
Change in fair value of derivative financial instruments	817	478	(998)
Servicing valuation and hedge activities, net	$(789)	$(394)	$(1,104)
Mortgage Servicing Fees
The components of mortgage servicing fees were as follows.

Year ended December 31, ($ in millions)	2011	2010	2009
Contractual servicing fees, net of guarantee fees and including subservicing	$977	$998	$993
Late fees	65	77	75
Ancillary fees	156	187	162
Total mortgage servicing fees	$1,198	$1,262	$1,230
Mortgage Servicing Advances
In connection with our primary servicing activities (i.e., servicing of mortgage loans), we make certain payments for property taxes and insurance premiums, default and property maintenance payments, as well as advances of principal and interest payments before collecting them from individual borrowers. Servicing advances, including contractual interest, are priority cash flows in the event of a loan principal reduction or foreclosure and ultimate liquidation of the real estate-owned property, thus making their collection reasonably assured. These servicing advances are included in other assets on the Consolidated Balance Sheet and totaled $1.9 billion and $1.9 billion at December 31, 2011 and 2010, respectively. We maintain an allowance for uncollected primary servicing advances of $43 million and $25 million at December 31, 2011 and 2010, respectively. Our potential obligation is influenced by the loan's performance and credit quality. Additionally, we have a fiduciary responsibility for mortgage escrow and custodial funds that totaled $4.4 billion and $4.2 billion at December 31, 2011 and 2010, respectively. A portion of these balances are included in deposit liabilities on our Consolidated Balance Sheet. Refer to Note 15 for additional information.
When we act as a subservicer of mortgage loans we perform the responsibilities of a primary servicer but do not own the corresponding primary servicing rights. We receive a fee from the primary servicer for such services. As the subservicer, we would have the same responsibilities of a primary servicer in that we would make certain payments of property taxes and insurance premiums, default and property maintenance, as well as advances of principal and interest payments before collecting them from individual borrowers. At December 31, 2011 and 2010, outstanding servicer advances related to subserviced loans were $125 million and $140 million, respectively, and we had a reserve for uncollected subservicer advances of $1.1 million and $1.0 million, respectively.
At December 31, 2011 and 2010, we were the master servicer (i.e., servicer of beneficial interests issued by mortgage securitization entities) for 467,722 and 528,249 loans, respectively, having an aggregate unpaid principal balance of $61.4 billion and $72.6 billion, respectively. In many cases, where we act as master servicer, we also act as primary servicer. In connection with our master-servicing activities, we service the mortgage-backed and mortgage-related asset-backed securities and whole-loan packages sold to investors. As the master servicer, we collect mortgage loan payments from primary servicers and distribute those funds to investors in the mortgage-backed and mortgage-related asset-backed securities and whole-loan packages. As the master servicer, we are required to advance scheduled payments to the securitization trust or whole-loan investors. To the extent the primary servicer does not advance the payments, we are responsible for advancing the payment to the trust or whole-loan investors. Master-servicing advances, including contractual interest, are priority cash flows in the event of a default, thus making their collection reasonably assured. In most cases, we are required to advance these payments to the point of liquidation of the loan or reimbursement of the trust or whole-loan investors. We had outstanding master-servicing advances of $158 million and $90 million at December 31, 2011 and 2010, respectively. We had no reserve for uncollected master-servicing advances at December 31, 2011 or 2010.
Serviced Mortgage Assets
Our total serviced mortgage assets consist of primary, master and subservicing activities as follows.

•
Loans owned by us and we are the primary servicer. — These loans are categorized as loans held-for-sale or consumer finance receivables and loans. Included in consumer finance receivables and loans are on-balance sheet securitization entities. Our loans held-for-sale and consumer finance receivable and loan portfolios are discussed in further detail in Note 8 and Note 9, respectively.

•
Loans sold to third-party investors where we have retained primary servicing. — The loans sold to a third-party investor were sold through an off-balance sheet securitization entity or a whole-loan transaction.

•
Loans that have never been and currently are not owned by us but the primary servicing rights have been purchased. — In the case of purchased servicing rights, there is no recourse to us outside of customary contractual provisions relating to the execution of the services we provide.

•
Loans that have never been and currently are not owned by us but for which we act as subservicer under contractual agreements with the primary servicer. — In these cases, loans are not recorded on our Consolidated Balance Sheet. In the case of subservicing rights, there is no recourse to us outside of customary contractual provisions relating to the execution of the services we provide.

In many cases we act as both the primary and master servicer. However, in certain cases, we also service loans that have been purchased and subsequently sold through a securitization trust or whole-loan sale whereby the originator retained the primary servicing rights and we retained the master-servicing rights.
The unpaid principal balance of our serviced mortgage assets were as follows.

December 31, ($ in millions)	2011	2010
On-balance sheet mortgage loans
Held-for-sale and investment	$18,871	$20,224
Operations held-for-sale	541	—
Off-balance sheet mortgage loans
Loans sold to third-party investors
Private-label	50,886	63,685
GSEs	262,868	255,388
Whole-loan	15,105	17,524
Purchased servicing rights	3,247	3,946
Operations held-for-sale	4,912	—
Total primary serviced mortgage loans	356,430	360,767
Subserviced mortgage loans	26,358	24,173
Subserviced operations held-for-sale	4	—
Total subserviced mortgage loans	26,362	24,173
Master-servicing-only mortgage loans	8,557	10,548
Total serviced mortgage loans	$391,349	$395,488
Our Mortgage operations that conduct primary and master-servicing activities are required to maintain certain servicer ratings in accordance with master agreements entered into with GSEs. At December 31, 2011, our Mortgage operations were in compliance with the servicer-rating requirements of the master agreements.
At December 31, 2011, domestic insured private-label securitizations with an unpaid principal balance of $6.0 billion entitles the monoline or other provider of contractual credit support (surety providers) to declare a servicer default and terminate the servicer upon the failure of the loans to meet certain portfolio delinquency and/or cumulative loss thresholds. Securitizations with an unpaid principal balance of $5.4 billion had breached a delinquency and/or cumulative loss threshold. We continue to receive service fee income with respect to these securitizations. Securitizations with an unpaid principal balance of $607 million have not yet breached a delinquency or cumulative loss threshold. The value of the related MSR is $3 million at December 31, 2011. Refer to Note 31 for additional information.
Automobile Servicing Activities
We service consumer automobile contracts. Historically, we have sold a portion of the consumer automobile contracts that we originated. With respect to contracts we sell, we retain the right to service and earn a servicing fee for our servicing function. Typically, we conclude that the fee we are paid for servicing consumer automobile finance receivables represents adequate compensation, and consequently, we do not recognize a servicing asset or liability. We recognized automobile servicing fee income of $160 million, $231 million, and $237 million during the years ended December 31, 2011, 2010, and 2009, respectively.
Automobile Serviced Assets
The total serviced automobile loans outstanding were as follows.

December 31, ($ in millions)	2011	2010
On-balance sheet automobile loans and leases
Consumer automobile	$63,884	$51,254
Commercial automobile	37,302	35,629
Operating leases	9,275	9,128
Operations held-for-sale	102	242
Off-balance sheet automobile loans
Loans sold to third-party investors
Whole-loan	12,318	18,126
Total serviced automobile loans and leases	$122,881	$114,379

Premiums Receivable and Other Insurance Assets	12 Months Ended
Dec. 31, 2011
Premiums Receivable and Other Insurance Assets [Abstract]
Premiums Receivable and Other Insurance Assets
13.    Premiums Receivable and Other Insurance Assets
Premiums receivable and other insurance assets consisted of the following.

December 31, ($ in millions)	2011	2010
Prepaid reinsurance premiums	$218	$249
Reinsurance recoverable on unpaid losses	321	487
Reinsurance recoverable on paid losses	54	54
Premiums receivable	288	341
Deferred policy acquisition costs	972	1,050
Total premiums receivable and other insurance assets	$1,853	$2,181

Other Assets	12 Months Ended
Dec. 31, 2011
Other Assets [Abstract]
Other Assets
14.    Other Assets
The components of other assets were as follows.

December 31, ($ in millions)	2011	2010
Property and equipment at cost	$1,152	$1,315
Accumulated depreciation	(787)	(939)
Net property and equipment	365	376
Fair value of derivative contracts in receivable position	5,687	3,966
Servicer advances	2,142	2,137
Restricted cash collections for securitization trusts (a)	1,596	1,705
Collateral placed with counterparties	1,448	1,569
Restricted cash and cash equivalents	1,381	1,323
Other accounts receivable	1,110	641
Cash reserve deposits held-for-securitization trusts (b)	838	1,168
Debt issuance costs	612	704
Prepaid expenses and deposits	568	638
Goodwill	518	525
Nonmarketable equity securities	419	504
Real estate and other investments	385	280
Accrued interest and rent receivable	232	238
Interests retained in financial asset sales	231	568
Repossessed and foreclosed assets	141	211
Investment in used vehicles held-for-sale	76	386
Other assets	992	625
Total other assets	$18,741	$17,564

(a)	Represents cash collection from customer payments on securitized receivables. These funds are distributed to investors as payments on the related secured debt.

(b)	Represents credit enhancement in the form of cash reserves for various securitization transactions we have executed.
The changes in the carrying amounts of goodwill for the periods shown were as follows.

($ in millions)	International Automotive Finance operations	Insurance operations		Total
Goodwill acquired prior to December 31, 2009	$490	$909		$1,399
Accumulated impairment losses (a)	—	(649)	(b)	(649)
Sale of reporting unit	—	(107)		(107)
Transfer of assets of discontinued operations held-for-sale	(22)	(108)		(130)
Foreign-currency translation	1	12		13
Goodwill at December 31, 2009	$469	$57		$526
Transfer of assets of discontinued operations held-for-sale	(1)	(1)		(2)
Foreign-currency translation	—	1		1
Goodwill at December 31, 2010	$468	$57		$525
Transfer of assets of discontinued operations held-for-sale	—	(4)		(4)
Foreign-currency translation	—	(3)		(3)
Goodwill at December 31, 2011	$468	$50		$518

(a)
The impairment losses of our Insurance operations were reported as loss from discontinued operations, net of tax, in the Consolidated Statement of Income. All other impairment losses were reported as other operating expenses in the Consolidated Statement of Income.

(b)
During the three months ended June 30, 2009, our Insurance operations initiated an evaluation of goodwill for potential impairment, which was in addition to our annual impairment evaluation. These tests were initiated in light of a more-than-likely expectation that a reporting unit or a significant portion of a reporting unit would be sold. The fair value was determined using an offer provided by a willing purchaser. Based on the preliminary results of the assessments, our Insurance operations concluded that the carrying value of the reporting unit exceeded the fair value resulting in an impairment loss during 2009.

Deposit Liabilities	12 Months Ended
Dec. 31, 2011
Deposits [Abstract]
Deposit Liabilities
15.    Deposit Liabilities
Deposit liabilities consisted of the following.

December 31, ($ in millions)	2011	2010
Domestic deposits
Noninterest-bearing deposits	$2,029	$2,108
Interest-bearing deposits
Savings and money market checking accounts	9,035	8,081
Certificates of deposit	28,540	23,728
Dealer deposits	1,769	1,459
Total domestic deposit liabilities	41,373	35,376
Foreign deposits
Noninterest-bearing deposits	—	23
Interest-bearing deposits
Savings and money market checking accounts	1,408	961
Certificates of deposit	1,958	2,390
Dealer deposits	311	298
Total foreign deposit liabilities	3,677	3,672
Total deposit liabilities	$45,050	$39,048
Noninterest-bearing deposits primarily represent third-party escrows associated with our mortgage loan-servicing portfolio. The escrow deposits are not subject to an executed agreement and can be withdrawn without penalty at any time. At December 31, 2011 and 2010, certificates of deposit included $10.0 billion and $7.0 billion, respectively, of domestic certificates of deposit in denominations of $100 thousand or more.
The following table presents the scheduled maturity of total certificates of deposit.

Year ended December 31, ($ in millions)
2012	$15,571
2013	6,702
2014	2,113
2015	3,737
2016	2,375
Total certificates of deposit	$30,498

Short-Term Borrowings	12 Months Ended
Dec. 31, 2011
Short-term Debt [Abstract]
Short-term Borrowings
16.    Short-term Borrowings
The following table presents the composition of our short-term borrowings portfolio.

	2011			2010
December 31, ($ in millions)	Unsecured	Secured	Total	Unsecured	Secured	Total
Demand notes	$2,756	$—	$2,756	$2,033	$—	$2,033
Bank loans and overdrafts	1,613	—	1,613	1,970	—	1,970
Federal Home Loan Bank	—	1,400	1,400	—	1,300	1,300
Other (a)	146	1,765	1,911	224	1,981	2,205
Total short-term borrowings	$4,515	$3,165	$7,680	$4,227	$3,281	$7,508
Weighted average interest rate (b)			3.6%			3.5%

(a)	Other primarily includes nonbank secured borrowings at our Mortgage and International Automotive Finance operations.

(b)	Based on the debt outstanding and the interest rate at December 31 of each year.

Long-Term Debt	12 Months Ended
Dec. 31, 2011
Long-term Debt, Unclassified [Abstract]
Long-term Debt
17.    Long-term Debt
The following tables present the composition of our long-term debt portfolio.

December 31, ($ in millions)	Amount	Interest rate	Weighted average interest rate (a)	Due date range
2011
Senior debt
Fixed rate (b)	$39,657
Variable rate	3,393
Total senior debt (c)	43,050	0.00 - 16.68%	6.15%	2012-2049
Subordinated debt
Fixed rate	4,675
Variable rate (d)	8,246
Total subordinated debt (e)	12,921	0.76-17.05%	4.62%	2012-2031
VIE secured debt
Fixed rate	16,538
Variable rate	16,605
Total VIE secured debt	33,143	0.32-8.30%	1.96%	2012-2040
Trust preferred securities
Fixed rate	2,622	8.13%	8.13%	2040
Fair value adjustment (f)	1,058
Total long-term debt (g)	$92,794
2010
Senior debt
Fixed rate (b)	$45,905
Variable rate	2,314
Total senior debt (c)	48,219	0.00–16.21%	6.56%	2011–2049
Subordinated debt
Fixed rate	4,227
Variable rate (d)	6,632
Total subordinated debt (e)	10,859	0.83–17.05%	4.76%	2011–2018
VIE secured debt
Fixed rate	10,706
Variable rate	13,760
Total VIE secured debt	24,466	0.30-8.30%	2.62%	2011–2016
Trust preferred securities
Fixed rate	2,621	8.00%	8.00%	2040
Fair value adjustment (f)	447
Total long-term debt (g)	$86,612

(a)	Based on the debt outstanding and the interest rate at December 31 of each year.

(b)	Includes $7.4 billion at both December 31, 2011 and 2010, guaranteed by the Federal Deposit Insurance Corporation (FDIC) under the Temporary Liquidity Guarantee Program.

(c)	Includes secured long-term debt of $4.0 billion at both December 31, 2011 and 2010.

(d)	Includes $8.2 billion and $6.4 billion of debt outstanding from the Ally Bank, U.S. and Canadian automotive secured revolving credit facilities at December 31, 2011 and 2010, respectively.

(e)	Includes secured long-term debt of $12.7 billion and $10.6 billion at December 31, 2011 and 2010, respectively.

(f)	Amount represents the hedge accounting adjustment of fixed-rate debt.

(g)	Includes fair value option-elected secured long-term debt of $830 million and $972 million at December 31, 2011 and 2010, respectively. Refer to Note 27 for additional information.

	2011			2010
December 31, ($ in millions)	Unsecured	Secured	Total	Unsecured	Secured	Total
Long-term debt
Due within one year	$11,664	$14,521	$26,185	$8,555	$13,603	$22,158
Due after one year	30,272	35,279	65,551	38,499	25,508	64,007
Fair value adjustment	1,058	—	1,058	447	—	447
Total long-term debt	$42,994	$49,800	$92,794	$47,501	$39,111	$86,612
The following table presents the scheduled maturity of long-term debt, assuming no early redemptions will occur. The actual payment of secured debt may vary based on the payment activity of the related pledged assets.

Year ended December 31, ($ in millions)	2012	2013	2014	2015	2016	2017 and thereafter	Fair value adjustment	Total
Unsecured
Long-term debt	$12,014	$2,336	$5,755	$3,601	$1,457	$18,967	$1,058	$45,188
Original issue discount	(350)	(263)	(190)	(57)	(62)	(1,272)	—	(2,194)
Total unsecured	11,664	2,073	5,565	3,544	1,395	17,695	1,058	42,994
Secured
Long-term debt	14,416	15,075	11,113	4,816	1,405	2,729	—	49,554
Troubled debt restructuring concession (a)	105	82	46	13	—	—	—	246
Total secured	14,521	15,157	11,159	4,829	1,405	2,729	—	49,800
Total long-term debt	$26,185	$17,230	$16,724	$8,373	$2,800	$20,424	$1,058	$92,794

(a)
In the second quarter of 2008, ResCap executed an exchange offer that resulted in a concession being recognized as an adjustment to the carrying value of certain new secured notes. This concession is being amortized over the life of the new notes through a reduction to interest expense using an effective yield methodology.

The following table presents the scheduled maturity of long-term debt held by ResCap, assuming no early redemptions will occur. The actual payment of secured debt may vary based on the payment activity of the related pledged assets.

Year ended December 31, ($ in millions)	2012	2013	2014	2015	2016	2017 and thereafter	Fair value adjustment	Total
ResCap
Unsecured debt
Long-term debt	$338	$526	$101	$114	$—	$—	$18	$1,097
Original issue discount	—	—	—	—	—	—	—	—
Total unsecured	338	526	101	114	—	—	18	1,097
Secured debt
Long-term debt	3	772	707	707	—	1,682	—	3,871
Troubled debt restructuring concession (a)	105	82	46	13	—	—	—	246
Total secured debt	108	854	753	720	—	1,682	—	4,117
ResCap — Total long-term debt	$446	$1,380	$854	$834	$—	$1,682	$18	$5,214

(a)
In the second quarter of 2008, ResCap executed an exchange offer that resulted in a concession being recognized as an adjustment to the carrying value of certain new secured notes. This concession is being amortized over the life of the new notes through a reduction to interest expense using an effective yield methodology.

To achieve the desired balance between fixed- and variable-rate debt, we utilize interest rate swap agreements. The use of these derivative financial instruments had the effect of synthetically converting $14.1 billion of our fixed-rate debt into variable-rate obligations and $13.5 billion of our variable-rate debt into fixed-rate obligations at December 31, 2011. In addition, certain of our debt obligations are denominated in currencies other than the currency of the issuing country. Foreign-currency swap agreements are used to hedge exposure to changes in the exchange rates of obligations.
The following summarizes assets restricted as collateral for secured borrowing arrangements, which primarily arise from securitization transactions accounted for as secured borrowings and repurchase agreements.

	2011		2010
December 31, ($ in millions)	Total	Ally Bank (a)	Total	Ally Bank (a)
Trading assets	$27	$—	$36	$—
Loans held-for-sale	805	—	1,035	—
Mortgage assets held-for-investment and lending receivables	12,197	11,188	12,451	11,137
Consumer automobile finance receivables	33,888	17,320	27,164	14,927
Commercial automobile finance receivables	20,355	14,881	19,741	15,034
Investment securities	780	780	2,191	2,190
Investment in operating leases, net	4,555	431	3,199	—
Mortgage servicing rights	1,920	1,286	2,801	1,746
Other assets	3,973	1,816	3,990	1,700
Total assets restricted as collateral (b)	$78,500	$47,702	$72,608	$46,734
Secured debt (c)	$52,965	$25,533	$42,392	$20,199

(a)	Ally Bank is a component of the total column.

(b)
Ally Bank has an advance agreement with the Federal Home Loan Bank of Pittsburgh (FHLB) and access to the Federal Reserve Bank Discount Window. Ally Bank had assets pledged and restricted as collateral to the FHLB and Federal Reserve Bank totaling $11.8 billion and $15.2 billion at December 31, 2011 and 2010, respectively. These assets were composed of consumer and commercial mortgage finance receivables and loans, net, consumer automobile finance receivables and loans, net, and investment securities. Under the agreement with the FHLB, Ally Bank also had assets pledged as collateral under a blanket lien totaling $7.3 billion and $5.3 billion at December 31, 2011 and 2010, respectively. These assets were primarily composed of mortgage servicing rights, consumer automobile finance receivables and loans, net, and other assets. Availability under these programs is generally only for the operations of Ally Bank and cannot be used to fund the operations or liabilities of Ally or its subsidiaries.

(c)	Includes $3,165 million and $3,281 million of short-term borrowings at December 31, 2011 and 2010, respectively.
Trust Preferred Securities
On December 30, 2009, we entered into a Securities Purchase and Exchange Agreement with U.S. Department of Treasury (Treasury) and GMAC Capital Trust I, a Delaware statutory trust (the Trust), which is a finance subsidiary that is wholly owned by Ally. As part of the agreement, the Trust sold to Treasury 2,540,000 trust preferred securities (TRUPS) issued by the Trust with an aggregate liquidation preference of $2.5 billion. Additionally, we issued and sold to Treasury a ten‑year warrant to purchase up to 127,000 additional TRUPS with an aggregate liquidation preference of $127 million, at an initial exercise price of $0.01 per security, which Treasury immediately exercised in full.
On March 1, 2011, the Declaration of Trust and certain other documents related to the TRUPS were amended and all the outstanding TRUPS held by Treasury were designated 8.125% Fixed Rate / Floating Rate Trust Preferred Securities, Series 2 (Series 2 TRUPS). On March 7, 2011, Treasury sold 100% of the Series 2 TRUPS in an offering registered with the SEC. Ally did not receive any proceeds from the sale.
Each Series 2 TRUPS security has a liquidation amount of $25. Distributions are cumulative and are payable until redemption at the applicable coupon rate. Distributions are payable at an annual rate of 8.125% payable quarterly in arrears, beginning August 15, 2011, to but excluding February 15, 2016. From and including February 15, 2016, to but excluding February 15, 2040, distributions will be payable at an annual rate equal to three-month London interbank offer rate plus 5.785% payable quarterly in arrears, beginning May 15, 2016. Ally has the right to defer payments of interest for a period not exceeding 20 consecutive quarters. The Series 2 TRUPS have no stated maturity date, but must be redeemed upon the redemption or maturity of the related debentures (Debentures), which mature on February 15, 2040. The Series 2 TRUPS are generally nonvoting, other than with respect to certain limited matters. During any period in which any Series 2 TRUPS remain outstanding but in which distributions on the Series 2 TRUPS have not been fully paid, none of Ally or its subsidiaries will be permitted to (i) declare or pay dividends on, make any distributions with respect to, or redeem, purchase, acquire or otherwise make a liquidation payment with respect to, any of Ally's capital stock or make any guarantee payment with respect thereto; or (ii) make any payments of principal, interest, or premium on, or repay, repurchase or redeem, any debt securities or guarantees that rank on a parity with or junior in interest to the Debentures with certain specified exceptions in each case.
Covenants and Other Requirements
ResCap, our separate mortgage subsidiary, is required to maintain consolidated tangible net worth of at least $250 million at the end of each month under the terms of certain of its credit facilities. For this purpose, consolidated tangible net worth is defined as ResCap's consolidated equity, excluding intangible assets. At December 31, 2011, ResCap's consolidated tangible net worth was temporarily reduced to below $250 million resulting in a covenant breach in certain of ResCap's credit facilities. ResCap subsequently received waivers from all applicable lenders with respect to this covenant breach. Refer to Note 1, Residential Capital, LLC, for additional information.
In secured funding transactions, there are trigger events that could cause the debt to be prepaid at an accelerated rate or could cause our usage of the credit facility to be discontinued. The triggers are generally based on the financial health and performance of the servicer as well as performance criteria for the pool of receivables, such as delinquency ratios, loss ratios, commercial payment rates. During 2011, there were no trigger events that resulted in the repayment of debt at an accelerated rate or impacted the usage of our credit facilities.
When we issue debt securities in private offerings we are generally subject to registration rights agreements. Under these agreements, we agree to use reasonable efforts to cause the consummation of a registered exchange offer or to file a shelf registration statement within a prescribed period. In the event that we fail to meet these obligations, we may be required to pay additional penalty interest with respect to the covered debt during the period in which we fail to meet our contractual obligations.
Funding Facilities
We utilize both committed and uncommitted credit facilities. The financial institutions providing the uncommitted facilities are not legally obligated to advance funds under them. The amounts outstanding under our various funding facilities are included on our Consolidated Balance Sheet.
The total capacity in our committed funding facilities is provided by banks and other financial institutions through private transactions. The committed secured funding facilities can be revolving in nature and allow for additional funding during the commitment period, or they can be amortizing and not allow for any further funding after the closing date. At December 31, 2011, $32.0 billion of our $43.1 billion of committed capacity was revolving. Our revolving facilities generally have an original tenor ranging from 364 days to two years. As of December 31, 2011, we had $16.5 billion of committed funding capacity from revolving facilities with a remaining tenor greater than 364 days.
Committed Funding Facilities

	Outstanding		Unused capacity (a)		Total capacity
December 31, ($ in billions)	2011	2010	2011	2010	2011	2010
Bank funding
Secured	$5.8	$6.4	$3.7	$1.9	$9.5	$8.3
Nonbank funding
Unsecured
Automotive Finance operations	0.3	0.8	0.5	—	0.8	0.8
Secured
Automotive Finance operations (b)	14.3	8.3	13.2	9.1	27.5	17.4
Mortgage operations	0.7	1.0	0.5	0.6	1.2	1.6
Total nonbank funding	15.3	10.1	14.2	9.7	29.5	19.8
Shared capacity (c)	1.6	0.2	2.5	3.9	4.1	4.1
Total committed facilities	$22.7	$16.7	$20.4	$15.5	$43.1	$32.2

(a)
Funding from committed secured facilities is available on request in the event excess collateral resides in certain facilities or is available to the extent incremental collateral is available and contributed to the facilities.

(b)
Total unused capacity includes $4.9 billion as of December 31, 2011, and $1.2 billion as of December 31, 2010, from committed funding arrangements that are reliant upon the origination of future automotive receivables and that are available in 2012 and 2013.

(c)	Funding is generally available for assets originated by Ally Bank or the parent company, Ally Financial Inc.
Uncommitted Funding Facilities

	Outstanding		Unused capacity		Total capacity
December 31, ($ in billions)	2011	2010	2011	2010	2011	2010
Bank funding
Secured
Federal Reserve funding programs	$—	$—	$3.2	$4.0	$3.2	$4.0
FHLB advances	5.4	5.3	—	0.2	5.4	5.5
Total bank funding	5.4	5.3	3.2	4.2	8.6	9.5
Nonbank funding
Unsecured
Automotive Finance operations	1.9	1.4	0.5	0.6	2.4	2.0
Secured
Automotive Finance operations	0.1	0.1	0.1	—	0.2	0.1
Mortgage operations	—	—	0.1	0.1	0.1	0.1
Total nonbank funding	2.0	1.5	0.7	0.7	2.7	2.2
Total uncommitted facilities	$7.4	$6.8	$3.9	$4.9	$11.3	$11.7

Reserves for Insurance Losses and Loss Adjustment Expenses	12 Months Ended
Dec. 31, 2011
Liability for Claims and Claims Adjustment Expense [Abstract]
Reserves for Insurance Losses and Loss Adjustment Expenses
18.    Reserves for Insurance Losses and Loss Adjustment Expenses
The following table provides a reconciliation of the activity in the reserves for insurance losses and loss adjustment expenses.

Year ended December 31, ($ in millions)	2011	2010	2009
Balance at beginning of year	$862	$1,215	$2,895
Reinsurance recoverables	(487)	(670)	(1,660)
Net balance at beginning of year	375	545	1,235
Net reserves reclassified from liabilities of discontinued operations held-for-sale (a)	269	784	—
Net reserves ceded — retroactive reinsurance (b)	—	(85)	—
Net reserves sold (c)	(279)	(452)	(82)
Incurred from continuing operations related to
Current year	754	872	968
Prior years (d)	(26)	(52)	22
Total incurred from continuing operations	728	820	990
Incurred from discontinued operations related to
Current year	165	361	1,060
Prior years (e)	(2)	(3)	(7)
Total incurred from discontinued operations	163	358	1,053
Paid related to
Current year	(848)	(1,015)	(1,353)
Prior years	(118)	(316)	(583)
Total paid	(966)	(1,331)	(1,936)
Net reserves reclassified to liabilities of discontinued operations held-for-sale (f)	(17)	(269)	(784)
Effects of exchange-rate changes	(14)	5	69
Net balance at end of year	259	375	545
Reinsurance recoverables	321	487	670
Balance at end of year	$580	$862	$1,215

(a)	Represents the fair value of reserves of discontinued operations held-for-sale at the beginning of the year.

(b)
On November 30, 2010, we entered into a loss portfolio transfer that ceded our losses and loss adjustment expenses related to business underwritten by our international reinsurance agency, which was sold on the same date. The loss portfolio transfer was accounted for as retroactive reinsurance. Retroactive reinsurance balances result from reinsurance placed to cover losses on insured events occurring prior to the inception of a reinsurance contract.

(c)
During 2011, we completed the sale of our U.K. consumer property and casualty insurance business. During 2010 and 2009, we completed sales related to our U.S. consumer property and casualty insurance business.

(d)
Incurred losses and loss adjustment expenses from continuing operations were adjusted as a result of changes in prior year reserve estimates for certain assumed reinsurance coverages, international private passenger automobile coverages, or dealer-related products.

(e)	Incurred losses and loss adjustment expenses from discontinued operations were adjusted as a result of changes in prior year reserve estimates for certain private passenger automobile coverages.

(f)	Reclassification is net of reinsurance recoveries.

Accrued Expenses and Other Liabilities	12 Months Ended
Dec. 31, 2011
Payables and Accruals [Abstract]
Accrued Expenses and Other Liabilities
19.    Accrued Expenses and Other Liabilities
The components of accrued expenses and other liabilities were as follows.

December 31, ($ in millions)	2011	2010
Fair value of derivative contracts in payable position	$5,367	$3,860
Loan repurchase liabilities	2,387	2,500
Collateral received from counterparties	1,410	916
Accounts payable	1,178	1,267
Reserve for mortgage representation and warranty obligation	825	830
Employee compensation and benefits	649	591
Non-income tax payable	296	339
GM payable, net	228	202
Regulatory penalties imposed in foreclosure related matters	223	—
Current income tax payable	200	308
Deferred income tax liability	111	—
Securitization trustee payable	87	179
Deferred revenue	86	85
Reinsurance payable	79	91
Other liabilities	958	958
Total accrued expenses and other liabilities	$14,084	$12,126

Equity	12 Months Ended
Dec. 31, 2011
Equity [Abstract]
Equity
20.    Equity
Common Stock
Our common stock has a par value of $0.01 and there are 2,021,384 shares authorized for issuance. Our common stock is not registered with the Securities and Exchange Commission, and there is no established trading market for the shares. Treasury holds 73.78% of Ally common stock. The following table presents changes in the number of shares issued and outstanding.

(in shares)	2011	2010	2009
Common stock / members' interest (a)
January 1,	1,330,970	799,120	269,960
New issuances
Conversion of Series F-2 Preferred Stock (b)	—	531,850	—
Common equity investments (c)	—	—	269,960
Conversion of Series F Preferred Stock (d)	—	—	259,200
December 31,	1,330,970	1,330,970	799,120

(a)
On June 30, 2009, our members' interests became common stock due to our conversion from a limited liability company to a corporation. As a result, each unit of each class of common and preferred membership interests issued and outstanding was converted into shares of capital stock with substantially the same rights and preferences as such membership interests. Refer to Note 25 for additional information regarding the tax impact of the conversion.

(b)	On December 30, 2010, 110,000,000 shares of Series F-2 Preferred Stock owned by Treasury were converted into 531,850 shares of Ally common stock.

(c)	On January 16, 2009, we completed a rights offering for $1.3 billion of common equity from existing Ally common shareholders.

(d)	On December 30, 2009, 60,000,000 shares of Series F Preferred Stock, all of which were owned by Treasury, were converted into 259,200 shares of Ally common stock.
Mandatorily Convertible Preferred Stock held by Treasury
Series F-2 Preferred Stock
On December 30, 2009, Ally entered into a Securities Purchase and Exchange Agreement (the Purchase Agreement) with Treasury, pursuant to which a series of transactions occurred resulting in Treasury acquiring 228,750,000 shares of Ally's newly issued Fixed Rate Cumulative Mandatorily Convertible Preferred Stock, Series F-2 (the New MCP), with a total liquidation preference of $11.4 billion. On December 30, 2010, Treasury converted 110,000,000 shares of the New MCP into 531,850 shares of Ally common stock. The conversion occurred at an agreed upon rate that exceeded the initial conversion rate as defined in Exhibit H to the Ally Certificate of Incorporation. The fair value of the additional shares was approximately $586 million and represented an inducement. The fair value of the additional common shares issued to Treasury was determined using a combination of valuation techniques consistent with the market approach (Level 3 fair value inputs). The market approach we used to estimate the fair value of our common stock incorporated a combination of the tangible equity and earnings multiples from comparable publicly traded companies deemed similar to Ally (and its operating segments) and by observing comparable transactions in the marketplace. We also considered the implied valuation of our common stock based on the December 30, 2010, conversion with Treasury.
In connection with the conversion, the New MCP Certificate of Designation was amended to require us to deliver additional shares to the New MCP holders upon occurrence of certain specified events. The fair value associated with this provision was $30 million and was reflected in the New MCP balance at December 31, 2010. The fair value of the provision was determined utilizing an option pricing model using inputs and assumptions that management believes a willing market participant would use in estimating fair value (a Level 3 fair value input).
As a result, Treasury now holds 118,750,000 shares of the New MCP, with a total liquidation preference of $5.9 billion. Dividends of the New MCP accrue at 9% per annum. Dividends are payable quarterly, in arrears, only if and when declared by Ally's Board of Directors. The New MCP generally is nonvoting, other than class-voting on certain matters under certain circumstances, including generally, the authorization of senior capital stock, the adverse amendment of the New MCP, and any exchange or reclassification involving the New MCP or merger or consolidation of Ally. Upon conversion of the New MCP into Ally common stock, the holder would have the voting rights associated with the common stock.
The shares of the New MCP are convertible into common stock at the applicable conversion rate (as provided in the Certificate of Designation) either: (i) at Ally's option, at any time or from time to time, with the prior approval of the Federal Reserve provided that Ally is not permitted to convert any shares of the New MCP held by Treasury except (a) with the prior written consent of Treasury (which consent may be granted in the sole discretion of Treasury with respect to each conversion considering such factors as it deems appropriate at such time, which may include seeking to condition the terms on which it may provide such consent, which may include seeking an alteration of the conversion rate) or (b) pursuant to an order of the Federal Reserve compelling such a conversion; or (ii) at the option of the holder, upon the occurrence of certain specified transactions. All shares of the New MCP that remain outstanding on December 30, 2016, will automatically convert into common stock at a conversion rate of 0.00432 common shares per share of the New MCP. Under any conversion of the New MCP, settlement will always occur by issuance of our common stock.
Subject to the approval of the Federal Reserve and the restrictions imposed by the terms of our other preferred stock, we may opt to redeem, in whole or in part, from time to time, the New MCP then outstanding at any time. On or before December 30, 2011, the New MCP may be redeemed at the liquidation preference, plus any accrued and unpaid dividends. After December 30, 2011, the New MCP may be redeemed at the greater of the liquidation preference, plus any accrued and unpaid dividends or the as-converted value, as defined in the Certificate of Designation.
Subject to certain exceptions, for so long as any shares of the New MCP are outstanding and owned by Treasury, Ally is generally prohibited from paying certain dividends or distributions on, or redeeming, repurchasing, or acquiring its capital stock or other equity securities without the consent of Treasury. Additionally, Ally is generally prohibited from making any dividends or distributions on, or redeeming, repurchasing, or acquiring its capital stock or other equity securities unless all accrued and unpaid dividends for all past dividend periods on the New MCP are fully paid.
The following table summarizes information about the New MCP.

December 31,	2011	2010
Series F-2 preferred stock (a)
Carrying value ($ in millions)	$5,685	$5,685
Par value (per share)	$0.01	$0.01
Liquidation preference (per share)	$50	$50
Number of shares authorized	228,750,000	228,750,000
Number of shares issued and outstanding	118,750,000	118,750,000
Dividend/coupon	Fixed 9%
Redemption/call feature	Perpetual (b)

(a)	Mandatorily convertible to common equity on December 30, 2016.

(b)	Convertible prior to mandatory conversion date with consent of Treasury.
Preferred Stock
The following table summarizes information about our Series A and Series G preferred stock.

December 31,	2011	2010
Series A (a)
Carrying value ($ in millions)	$1,021	$1,053
Par value (per share)	$0.01	$0.01
Liquidation preference (per share)	$25	$1,000
Number of shares authorized	160,870,560	4,021,764
Number of shares issued and outstanding	40,870,560	1,021,764
Dividend/coupon
Prior to May 15, 2016	8.5%
On and after May 15, 2016	3 month LIBOR + 6.243%
Redemption/call feature	Perpetual (b)
Series G (c)
Carrying value ($ in millions)	$234	$234
Par value (per share)	$0.01	$0.01
Liquidation preference (per share)	$1,000	$1,000
Number of shares authorized	2,576,601	2,576,601
Number of shares issued and outstanding	2,576,601	2,576,601
Dividend/coupon	Fixed 7%
Redemption/call feature	Perpetual (d)

(a)	Refer to the next section of this note for a description of an amendment to the Series A preferred stock that occurred on March 25, 2011.

(b)	Nonredeemable prior to May 15, 2016.

(c)
Pursuant to a registration rights agreement, we are required to maintain an effective shelf registration statement. In the event we fail to meet this obligation, we may be required to pay additional interest to the holders of the Series G Preferred Stock.

(d)	Redeemable beginning at December 31, 2011.
Series A Preferred Stock
On March 1, 2011, pursuant to a registration rights agreement between Ally and GM, GM notified Ally of its intent to sell shares of Ally's existing Fixed Rate Perpetual Preferred Stock, Series A (Existing Series A Preferred Stock), held by a subsidiary of GM. On March 25, 2011, Ally filed a Certificate of Amendment of Amended and Restated Certificate of Incorporation (the Amendment) with the Secretary of State of the State of Delaware. Pursuant to the Amendment, Ally's Certificate of Incorporation, which included the terms of the Existing Series A Preferred Stock, was amended to modify certain terms of the Existing Series A Preferred Stock. As part of the Amendment, the Existing Series A Preferred Stock was redesignated as Ally's Fixed Rate / Floating Rate Perpetual Preferred Stock, Series A (the Amended Series A Preferred Stock) and the liquidation amount was reduced from $1,000 per share to $25 per share. The Amendment, and a corresponding amendment to Ally's bylaws, also increased the authorized number of shares of Amended Series A Preferred Stock to 160,870,560 shares, which was adjusted to account for the decreased liquidation amount per share. The total number of shares outstanding following the Amendment is 40,870,560 shares.
Immediately following the Amendment, the subsidiary of GM that held all of the outstanding Amended Series A Preferred Stock sold 100% of such stock in an offering registered with the SEC. Ally did not receive any proceeds from the sale.
Holders of the Amended Series A Preferred Stock are entitled to receive, when, and if declared by Ally, noncumulative cash dividends. Beginning March 25, 2011, to but excluding May 15, 2016, dividends accrue at a fixed rate of 8.500% per annum. Beginning on May 15, 2016, dividends will accrue at a rate equal to three-month London interbank offer rate (LIBOR) plus 6.243%, commencing on August 15, 2016, in each case on the 15th day of February, May, August, and November. Dividends will be payable to holders of record at the close of business on the preceding February 1, May 1, August 1, or November 1, as the case may be, or on such other date, not more than seventy calendar days prior to the dividend payment date, as will be fixed by the Ally Board of Directors. In the event that dividends with respect to a dividend period have not been paid in full on the dividend payment date, we will be prohibited, subject to certain specified exceptions, from (i) redeeming, purchasing or otherwise acquiring, any stock that ranks on a parity basis with, or junior in interest to, the Amended Series A Preferred Stock; (ii) paying any dividends or making any distributions with respect to any stock that ranks junior in interest to the Amended Series A Preferred Stock, until such time as Ally has paid the dividends payable on shares of the Amended Series A Preferred Stock with respect to a subsequent dividend period; and (iii) declaring or paying any dividend on any stock ranking on a parity basis with the Amended Series A Preferred Stock, subject to certain exceptions.
The holders of the Amended Series A Preferred Stock do not have voting rights other than those set forth in the certificate of designations for the Amended Series A Preferred Stock included in Ally's Certificate of Incorporation. Ally may not redeem the Amended Series A Preferred Stock before May 15, 2016, and after such time the Amended Series A Preferred Stock may be redeemed in certain circumstances. In the event of any liquidation, dissolution or winding up of the affairs of Ally, holders of the Amended Series A Preferred Stock will be entitled to receive the liquidation amount per share of Amended Series A Preferred Stock and an amount equal to all declared, but unpaid dividends declared prior to the date of payment out of assets available for distribution, before any distribution is made for holders of stock that ranks junior in interest to the Amended Series A Preferred Stock, subject to the rights of Ally's creditors.
The changes to the terms of the Existing Series A Preferred Stock pursuant to the terms of the Amendment were deemed substantive, and as a result, the transaction was accounted for as a redemption of the Existing Series A Preferred Stock and the issuance of the Amended Series A Preferred Stock. The Existing Series A Preferred Stock was removed at its carrying value, the Amended Series A Preferred Stock was recognized at its fair value, and the difference of $32 million was recorded as an increase to retained earnings, which impacted the income available to common stockholders used for the earnings per common share calculation.
Series G Preferred Stock
Effective June 30, 2009, we converted (the Conversion) from a Delaware limited liability company into a Delaware corporation in accordance with applicable law. In connection with the Conversion, the 7% Cumulative Perpetual Preferred Stock (the Blocker Preferred) of Preferred Blocker Inc. (PBI), a wholly owned subsidiary, was required to be converted into or exchanged for preferred stock. For this purpose, we had previously authorized for issuance its 7% Fixed Rate Cumulative Perpetual Preferred Stock, Series G (the Series G Preferred Stock). Pursuant to the terms of a Certificate of Merger, effective October 15, 2009, PBI merged with and into Ally with Ally continuing as the surviving entity. At that time, each share of the Blocker Preferred issued and outstanding immediately prior to the effective time of the merger was converted into the right to receive an equal number of newly issued shares of Series G Preferred Stock. In the aggregate, 2,576,601 shares of Series G Preferred Stock were issued to holders of the Blocker Preferred in connection with the merger. The Series G Preferred Stock ranks equally in right of payment with each of our outstanding series of preferred stock in accordance with the terms thereof.
The Series G Preferred Stock accrues dividends at a rate of 7% per annum. Dividends are payable quarterly, in arrears, only if and when declared by Ally's Board of Directors. Subject to any other restrictions contained in the terms of any other series of stock or other agreements that Ally is or may become subject to, at Ally's option and subject to Ally having obtained any required regulatory approvals, Ally may, subject to certain conditions, redeem the Series G Preferred Stock, in whole or in part, at any time or from time to time, upon proper notice given, at a redemption price equal to the liquidation amount plus the amount of any accrued and unpaid dividends thereon through the date of redemption. The Series G Preferred Stock generally is nonvoting other than class-voting on certain matters under certain circumstances including generally, the authorization of senior capital stock or amendments that adversely impact the Series G Preferred Stock. Ally is generally prohibited from making any Restricted Payments on or prior to January 1, 2014, and may only make Restricted Payments after January 1, 2014, if certain conditions are satisfied. For this purpose, Restricted Payments include, subject to certain exceptions, any dividend payment or distribution of assets on any common stock or any redemption, purchase, or other acquisition of any shares of common stock.

Accumulated Other Comprehensive Income (Loss)	12 Months Ended
Dec. 31, 2011
Accumulated Other Comprehensive Income (Loss), Net of Tax [Abstract]
Other Comprehensive Income, Noncontrolling Interest [Text Block]
21.    Accumulated Other Comprehensive Income (Loss)
The following table presents changes, net of tax, in each component of accumulated other comprehensive income (loss).

($ in millions)	Unrealized (losses) gains on investment securities (a)	Translation adjustments and net investment hedges	Cash flow hedges	Defined benefit pension plans	Accumulated other comprehensive (loss) income
Balance at December 31, 2008	$(72)	$(168)	$(28)	$(121)	$(389)
Net unrealized gains arising during the period	115	601	—	24	740
Less: Net realized losses reclassified to net income	(108)	—	(1)	—	(109)
2009 net change	223	601	1	24	849
Balance at December 31, 2009	151	433	(27)	(97)	460
Net unrealized gains (losses) arising during the period	320	(18)	33	(40)	295
Less: Net realized gains (losses) reclassified to net income	497	(1)	—	—	496
2010 net change	(177)	(17)	33	(40)	(201)
Balance at December 31, 2010	(26)	416	6	(137)	259
Net unrealized gains (losses) arising during the period	196	(72)	—	(27)	97
Less: Net realized gains (losses) reclassified to net income	284	(8)	—	(7)	269
2011 net change	(88)	(64)	—	(20)	(172)
Balance at December 31, 2011	$(114)	$352	$6	$(157)	$87
(a) Represents the after-tax difference between the fair value and amortized cost of our available-for-sale securities portfolio.
The following table presents the before- and after-tax changes in each component of accumulated other comprehensive income (loss).

December 31, ($ in millions)	Before Tax	Tax Effect	After Tax
2011
Unrealized gains on investment securities
Net unrealized gains arising during the period	$213	$(17)	$196
Less: Net realized gains reclassified to net income (a)	296	(12)	284
Net change	(83)	(5)	(88)
Translation adjustments and net investment hedges
Translation adjustments	(238)	1	(237)
Hedges - Net unrealized gains arising during the period	165	—	165
Less: Hedges - Net realized losses reclassified to net income	(8)	—	(8)
Net change	(65)	1	(64)
Defined benefit pension plans
Net gains (losses), prior service costs, and transition obligation arising during the period	(25)	(2)	(27)
Less: Net gains (losses), prior service costs, and transition obligations reclassified to net income	(12)	5	(7)
Net change	(13)	(7)	(20)
Other comprehensive loss	$(161)	$(11)	$(172)
2010
Unrealized gains on investment securities
Net unrealized gains arising during the period	$317	$3	$320
Less: Net realized gains reclassified to net income	506	(9)	497
Net change	(189)	12	(177)
Translation adjustments and net investment hedges
Translation adjustments	178	(13)	165
Hedges - Net unrealized losses arising during the period	(183)	—	(183)
Less: Hedges - Net realized losses reclassified to net income	(1)	—	(1)
Net change	(4)	(13)	(17)
Cash flow hedges
Net unrealized gains arising during the period	35	(2)	33
Defined benefit pension plans
Net gains (losses), prior service costs, and transition obligation arising during the period	(45)	(14)	(59)
Less: Net gains (losses), prior service costs, and transition obligations reclassified to net income	(14)	(5)	(19)
Net change	(31)	(9)	(40)
Other comprehensive loss	$(189)	$(12)	$(201)
2009
Unrealized gains on investment securities
Net unrealized gains arising during the period	$190	$(75)	$115
Less: Net realized losses reclassified to net income	(166)	58	(108)
Net change	356	(133)	223
Translation adjustments and net investment hedges
Translation adjustments	591	10	601
Cash flow hedges
Net unrealized gains arising during the period	10	(9)	1
Defined benefit pension plans
Net gains (losses), prior service costs, and transition obligation arising during the period	39	(2)	37
Less: Net gains (losses), prior service costs, and transition obligations reclassified to net income	13	—	13
Net change	26	(2)	24
Other comprehensive income	$983	$(134)	$849

(a)	Includes gains of $2 million at December 31, 2011, classified as (loss) income from discontinued operations, net of tax, in our Consolidated Statement of Income.

Earnings per Common Share	12 Months Ended
Dec. 31, 2011
Earnings Per Share [Abstract]
Earnings per Common Share
22.    Earnings per Common Share
The following table presents the calculation of basic and diluted earnings per common share.

($ in millions except per share data)	2011	2010	2009
Net (loss) income from continuing operations	$(112)	$986	$(6,983)
Preferred stock dividends — U.S. Department of Treasury	(534)	(963)	(855)
Preferred stock dividends	(260)	(282)	(370)
Impact of preferred stock conversion and related amendment	—	(616)	—
Impact of preferred stock amendment	32	—	—
Net loss from continuing operations attributable to common shareholders (a)	(874)	(875)	(8,208)
(Loss) income from discontinued operations, net of tax	(45)	89	(3,315)
Net loss attributable to common shareholders	$(919)	$(786)	$(11,523)
Basic weighted-average common shares outstanding	1,330,970	800,597	529,392
Diluted weighted-average common shares outstanding (a)	1,330,970	800,597	529,392
Basic earnings per common share
Net loss from continuing operations	$(658)	$(1,092)	$(15,503)
(Loss) income from discontinued operations, net of tax	(33)	111	(6,262)
Net loss	$(691)	$(981)	$(21,765)
Diluted earnings per common share (a)
Net loss from continuing operations	$(658)	$(1,092)	$(15,503)
(Loss) income from discontinued operations, net of tax	(33)	111	(6,262)
Net loss	$(691)	$(981)	$(21,765)

(a)
Due to the antidilutive effect of converting the Fixed Rate Cumulative Mandatorily Convertible Preferred Stock into common shares and the net loss attributable to common shareholders for 2011, 2010 and 2009, income attributable to common shareholders and basic weighted-average common shares outstanding were used to calculate basic and diluted earnings per share.

The effects of converting the outstanding Fixed Rate Cumulative Mandatorily Convertible Preferred Stock into common shares are not included in the diluted earnings per share calculation for the years ended December 31, 2011, 2010, and 2009, as the effects would be antidilutive for those periods. As such, 574 thousand, 987 thousand, and 417 thousand of potential common shares were excluded from the diluted earnings per share calculation for the years ended December 31, 2011, 2010, and 2009, respectively.

Regulatory Capital And Other Regulatory Matters	12 Months Ended
Dec. 31, 2011
Regulatory Capital Requirements [Abstract]
Regulatory Capital and Other Regulatory Matters
23.    Regulatory Capital and Other Regulatory Matters
As a bank holding company, we and our wholly owned state-chartered banking subsidiary, Ally Bank, are subject to risk-based capital and leverage guidelines issued by federal and state banking regulators that require that our capital-to-assets ratios meet certain minimum standards. Failure to meet minimum capital requirements can initiate certain mandatory and possibly additional discretionary action by regulators that, if undertaken, could have a direct material effect on the consolidated financial statements or the results of operations and financial condition of Ally and Ally Bank. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, we must meet specific capital guidelines that involve quantitative measures of our assets and certain off-balance sheet items. Our capital amounts and classifications are also subject to qualitative judgments by the regulators about components, risk-weightings, and other factors.
The risk-based capital ratios are determined by allocating assets and specified off-balance sheet financial instruments into several broad risk categories with higher levels of capital being required for the categories that present greater risk. Under the guidelines, total capital is divided into two tiers: Tier 1 capital and Tier 2 capital. Tier 1 capital generally consists of common equity, minority interests, qualifying noncumulative preferred stock, and the fixed rate cumulative preferred stock sold to Treasury under the Troubled Asset Relief Program (TARP), less goodwill and other adjustments. Tier 2 capital generally consists of perpetual preferred stock not qualifying as Tier 1 capital, limited amounts of subordinated debt and the allowance for loan losses, and other adjustments. The amount of Tier 2 capital may not exceed the amount of Tier 1 capital.
Total risk-based capital is the sum of Tier 1 and Tier 2 capital. Under the guidelines, banking organizations are required to maintain a minimum Total risk-based capital ratio (Total capital to risk-weighted assets) of 8% and a Tier 1 risk-based capital ratio (Tier 1 capital to risk-weighted assets) of 4%.
The federal banking regulators also have established minimum leverage ratio guidelines. The leverage ratio is defined as Tier 1 capital divided by adjusted quarterly average total assets (which reflect adjustments for disallowed goodwill and certain intangible assets). The minimum Tier 1 leverage ratio is 3% or 4% depending on factors specified in the regulations.
A banking institution meets the regulatory definition of “well-capitalized” when its Total risk-based capital ratio equals or exceeds 10% and its Tier 1 risk-based capital ratio equals or exceeds 6%; and for insured depository institutions, when its leverage ratio equals or exceeds 5%, unless subject to a regulatory directive to maintain higher capital levels.
In conjunction with the Supervisory Capital Assessment Program (S-CAP) in 2009, the banking regulators have developed a new measure of capital called “Tier 1 common” defined as Tier 1 capital less noncommon elements, including qualifying perpetual preferred stock, minority interest in subsidiaries, trust preferred securities, and mandatory convertible preferred securities. Tier 1 common is used by banking regulators, investors and analysts to assess and compare the quality and composition of Ally's capital with the capital of other financial services companies. Also, bank holding companies with assets of $50 billion or more, such as Ally, must develop and maintain a capital plan annually, and among other elements, the capital plan must include a discussion of how we will maintain a pro forma Tier 1 common ratio (Tier 1 common to risk-weighted assets) above 5% under expected conditions and certain stressed scenarios.
On October 29, 2010, Ally, IB Finance Holding Company, LLC, Ally Bank, and the FDIC entered into a Capital and Liquidity Maintenance Agreement (CLMA). The CLMA requires capital at Ally Bank to be maintained at a level such that Ally Bank's leverage ratio is at least 15%. For this purpose, the leverage ratio is determined in accordance with the FDIC's regulations related to capital maintenance.
The following table summarizes our capital ratios.

	2011		2010		Required Minimum	Well- capitalized Minimum
December 31, ($ in millions)	Amount	Ratio	Amount	Ratio
Risk-based capital
Tier 1 (to risk-weighted assets)
Ally Financial Inc.	$21,158	13.71%	$22,189	15.00%	4.00%	6.00%
Ally Bank	12,920	17.39	10,738	19.23	4.00	6.00
Total (to risk-weighted assets)
Ally Financial Inc.	$22,755	14.75%	$24,213	16.36%	15.00% (a)	10.00%
Ally Bank	13,643	18.37	11,438	20.48	8.00	10.00
Tier 1 leverage (to adjusted quarterly average assets) (b)
Ally Financial Inc.	$21,158	11.50%	$22,189	13.05%	3.00–4.00%	(c)
Ally Bank	12,920	15.47	10,738	15.81	15.00 (d)	5.00%
Tier 1 common (to risk-weighted assets)
Ally Financial Inc.	$11,676	7.57%	$12,677	8.57%	n/a	n/a
Ally Bank	n/a	n/a	n/a	n/a	n/a	n/a
n/a = not applicable

(a)
Ally was previously subject to a directive from the Board of Governors of the Federal Reserve System (FRB) to maintain a Total risk-based capital ratio of 15%. The directive expired on December 31, 2011.

(b)	Federal regulatory reporting guidelines require the calculation of adjusted quarterly average assets using a daily average methodology.

(c)	There is no Tier 1 leverage component in the definition of a well-capitalized bank holding company.

(d)	Ally Bank, in accordance with the CLMA is required to maintain a Tier 1 leverage ratio of at least 15%.
At December 31, 2011, Ally and Ally Bank were “well-capitalized” and met all capital requirements to which each was subject.
Basel Capital Accord and Other Regulatory Matters
The minimum risk-based capital requirements adopted by the U.S. banking regulators follow the Capital Accord (Capital Accord or Basel I) of the Bank for International Settlements' Basel Committee on Banking Supervision (Basel Committee). The Capital Accord was published in 1988 and generally applies to depository institutions and their holding companies in the United States. In 2004, the Basel Committee published a revision to the Capital Accord (Basel II). The goal of the Basel II capital rules is to provide more risk-sensitive regulatory capital calculations and promote enhanced risk management practices among large, internationally active banking organizations. U.S. banking regulators published final Basel II rules in December 2007. Ally is required to comply with the Basel II rules as implemented by the U.S. banking regulators. Prior to full implementation of the Basel II rules, Ally is required to complete a qualification period of four consecutive quarters during which it needs to demonstrate that it meets the requirements of the rules to the satisfaction of its primary U.S. banking regulator. Pursuant to an extension that was granted to Ally, this qualification period, or parallel run, is required to begin no later than October 1, 2013. During this period, capital is calculated using both Basel I and Basel II methodologies. Upon completion of this parallel run and with the approval of its primary U.S. banking regulator, Ally and Ally Bank will begin to use Basel II to calculate regulatory capital. Basel II contemplated a three-year transition period during which a bank holding company or bank could gradually lower its capital level below the levels required by Basel I. However, under a final capital rule that implements a provision of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), Ally must continue to calculate their risk-based capital requirements under Basel I, and the capital requirements that each computes under Basel I will serve as a floor for its risk-based capital requirement computed under Basel II.
In addition to Basel II, the Basel Committee recently adopted new capital, leverage, and liquidity guidelines under the Capital Accord (Basel III) that when implemented in the United States, may have the effect of raising capital requirements beyond those required by current law and the Dodd-Frank Act. Basel III will increase the minimum Tier 1 common equity ratio to 4.5%, net of regulatory deductions, and introduces a capital conservation buffer of an additional 2.5% of common equity to risk-weighted assets, raising the target minimum common equity ratio to 7.0%. Basel III increases the minimum Tier 1 capital ratio to 8.5% inclusive of the capital conservation buffer, increases the minimum total capital ratio to 10.5% inclusive of the capital buffer, and introduces a countercyclical capital buffer of up to 2.5% of common equity or other fully loss absorbing capital for periods of excess credit growth. Basel III also introduces a nonrisk adjusted Tier 1 leverage ratio of 3%, based on a measure of the total exposure rather than total assets, and new liquidity standards. The Basel III capital, leverage, and liquidity standards will be phased in over a multiyear period. The Basel III rules, when implemented, will also impose a 15% cap on the amount of Tier 1 capital that can be met, in the aggregate, through significant investments in the common shares of unconsolidated financial subsidiaries, MSRs and deferred tax assets through timing differences. In addition, under Basel III rules, after a ten-year phase-out period beginning in January 2013, trust preferred and other “hybrid” securities will no longer qualify as Tier 1 capital. However, under the Dodd-Frank Act, subject to certain exceptions (e.g., for debt or equity issued to the U.S. government under the Emergency Economic Stabilization Act), trust preferred and other “hybrid” securities are phased out from Tier 1 capital over a three-year period starting January 2013. We continue to monitor developments with respect to Basel III and, pending the adoption of the final capital rules and subsequent regulatory interpretation by the U.S. regulators, there remains a degree of uncertainty on the full impact of Basel III.
On November 4, 2011, the Financial Stability Board (FSB), which is an inter-governmental body coordinating an overall set of measures to reduce the moral hazard posed by global systemically important financial institutions, published its Policy Measures to Address Systemically Important Financial Institutions (FSB Policy Measures). If implemented in the United States, the FSB Policy Measures would require a global systemically important financial institution (G-SIFI) in the United States to hold additional Tier 1 common equity from 1% to as much as 3.5% of risk-weighted assets. The additional capital requirement would be phased in between January 1, 2016 and January 1, 2019. Ally was not included in the initial list of G-SIFIs, which must comply with the FSB Policy Measures by the end of 2012. The FSB intends to update and publish the list of G-SIFIs annually in November. We are not able to predict at this time whether Ally will meet the qualifications of a G-SIFI in the future and whether these additional capital requirements, if and when implemented in the United States, will apply to Ally.
In December 2011, the FRB proposed rules to implement some provisions of the systemic risk regime. If adopted as proposed, among other provisions, the rules would require Ally to maintain a sufficient quantity of highly liquid assets to survive a projected 30-day liquidity stress event and implement various liquidity-related corporate governance measures; limit Ally's aggregate exposure to any unaffiliated counterparty to 25% of Ally's capital and surplus; and potentially subject Ally to an early remediation regime that could limit the ability of Ally to pay dividends or expand its business if the FRB identified Ally as suffering from financial or management weaknesses.
It is also anticipated that during 2012 the U.S. banking agencies will issue final rules based on the 2010 Notice of Proposed Rulemaking on the Risk-Based Capital Guidelines for Market Risk, as amended in December 2011 (Market Risk rules). We continue to monitor developments with respect to the Market Risk rules.
Compliance with evolving capital requirements is a strategic priority for Ally. We expect to be in compliance with all applicable requirements within the established timelines.
International Banks, Finance Companies, and Other Foreign Operations
Certain of our foreign subsidiaries operate in local markets as either banks or regulated finance companies and are subject to regulatory restrictions. These regulatory restrictions, among other things, require that our subsidiaries meet certain minimum capital requirements and may restrict dividend distributions and ownership of certain assets. Total assets of our regulated international banks and finance companies were approximately $13.6 billion and $14.5 billion at December 31, 2011 and 2010, respectively. In addition, the Bank Holding Company Act of 1956 imposes restrictions on Ally's ability to invest equity abroad without FRB approval. Many of our other operations are also heavily regulated in many jurisdictions outside the United States.
Depository Institutions
Ally Bank is a state nonmember bank, chartered by the State of Utah, and subject to the supervision of the FDIC and the Utah Department of Financial Institutions. Ally Bank's deposits are insured by the FDIC, and Ally Bank is required to file periodic reports with the FDIC concerning its financial condition. Total assets of Ally Bank were $85.3 billion and $70.3 billion at December 31, 2011 and 2010, respectively. Ally Bank is subject to Utah law (and, in certain instances, federal law) that places restrictions and limitations on the amount of dividends or other distributions. Ally Bank did not make any dividend or other distributions to Ally in 2011 or 2010.
The FRB requires banks to maintain minimum average reserve balances. The amount of the required reserve balance for Ally Bank was $205.3 million and $2.4 million at December 31, 2011 and 2010, respectively.
U.S. Mortgage Business
Our U.S. mortgage business is subject to extensive federal, state, and local laws, rules, and regulations, in addition to judicial and administrative decisions that impose requirements and restrictions on this business. As a Federal Housing Administration-approved lender, certain of our U.S. mortgage subsidiaries are required to submit audited financial statements to the Department of Housing and Urban Development on an annual basis. The U.S. mortgage business is also subject to examination by the Federal Housing Commissioner to assure compliance with Federal Housing Administration regulations, policies, and procedures. The federal, state, and local laws, rules, and regulations to which our U.S. mortgage business is subject, among other things, impose licensing obligations and financial requirements; limit the interest rates, finance charges, and other fees that can be charged; regulate the use of credit reports and the reporting of credit information; impose underwriting requirements; regulate marketing techniques and practices; require the safeguarding of nonpublic information about customers; and regulate servicing practices, including the assessment, collection, foreclosure, claims handling, and investment and interest payments on escrow accounts.
Certain of our mortgage subsidiaries are required to satisfy regulatory net worth requirements. Failure to meet minimum capital requirements can initiate certain mandatory actions by federal, state, and foreign agencies that could have a material effect on our results of operations and financial condition. These entities were in compliance with these requirements at December 31, 2011.
Insurance Companies
Our Insurance operations are subject to certain minimum aggregate capital requirements, net asset and dividend restrictions under applicable state and foreign insurance law, and the rules and regulations promulgated by various U.S. and foreign regulatory agencies. Under various state and foreign insurance regulations, dividend distributions may be made only from statutory unassigned surplus, with approvals required from the regulatory authorities for dividends in excess of certain statutory limitations. At December 31, 2011, the maximum dividend that could be paid by the U.S. insurance subsidiaries over the next twelve months without prior statutory approval was $135 million. Total assets of our Insurance operations were $8.0 billion and $8.8 billion at December 31, 2011 and 2010, respectively.

Derivative Instruments And Hedging Activities	12 Months Ended
Dec. 31, 2011
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments and Hedging Activities
24.    Derivative Instruments and Hedging Activities
We enter into interest rate and foreign-currency swaps, futures, forwards, options, and swaptions in connection with our market risk management activities. Derivative instruments are used to manage interest rate risk relating to specific groups of assets and liabilities, including investment securities, MSRs, debt, and deposits. In addition, we use foreign exchange contracts to mitigate foreign-currency risk associated with foreign-currency-denominated investment securities, foreign-currency-denominated debt, foreign exchange transactions, and our net investment in foreign subsidiaries. Our primary objective for utilizing derivative financial instruments is to manage market risk volatility associated with interest rate and foreign-currency risks related to the assets and liabilities.
Interest Rate Risk
We execute interest rate swaps to modify our exposure to interest rate risk by converting certain fixed-rate instruments to a variable rate and certain variable-rate instruments to a fixed rate. We monitor our mix of fixed- and variable-rate debt in relation to the rate profile of our assets. When it is cost effective to do so, we may enter into interest rate swaps to achieve our desired mix of fixed- and variable-rate debt. Derivatives qualifying for hedge accounting consist of fixed-rate debt obligations in which receive-fixed swaps are designated as hedges of specific fixed-rate debt obligations. In June 2011, we also executed derivatives qualifying for hedge accounting that consisted of an existing variable-rate liability in which pay fixed swaps are designated as hedges of the expected future cash flows in the form of interest payments on the outstanding borrowing associated with Ally Bank's secured floating-rate credit facility.
We enter into economic hedges to mitigate exposure for the following categories.

•
MSRs and retained interests — Our MSRs and retained interest portfolios are generally subject to loss in value when mortgage rates decline. Declining mortgage rates generally result in an increase in refinancing activity that increases prepayments and results in a decline in the value of MSRs and retained interests. To mitigate the impact of this risk, we maintain a portfolio of financial instruments, primarily derivative instruments that increase in value when interest rates decline. The primary objective is to minimize the overall risk of loss in the value of MSRs and retained interests due to the change in fair value caused by interest rate changes.

We may use a multitude of derivative instruments to manage the interest rate risk related to MSRs and retained interests. They include, but are not limited to, interest rate futures contracts, call or put options on U.S. Treasuries, swaptions, MBS, futures, U.S. Treasury futures, interest rate swaps, interest rate floors, and interest rate caps. We monitor and actively manage our risk on a daily basis.

•
Mortgage loan commitments and mortgage and automobile loans held-for-sale — We are exposed to interest rate risk from the time an interest rate lock commitment (IRLC) is made until the time the mortgage loan is sold. Changes in interest rates impact the market price for our loans; as market interest rates decline, the value of existing IRLCs and loans held-for-sale increase and vice versa. Our primary objective in risk management activities related to IRLCs and mortgage loans held-for-sale is to eliminate or greatly reduce any interest rate risk associated with these items.

The primary derivative instrument we use to accomplish the risk management objective for mortgage loans and IRLCs is forward sales of MBS, primarily Fannie Mae or Freddie Mac to-be-announced securities. These instruments typically are entered into at the time the IRLC is made. The value of the forward sales contracts moves in the opposite direction of the value of our IRLCs and mortgage loans held-for-sale. We also use other derivatives, such as interest rate swaps, options, and futures, to economically hedge automobile loans held-for-sale and certain portions of the mortgage portfolio. Nonderivative instruments, such as short positions of U.S. Treasuries, may also be periodically used to economically hedge the mortgage portfolio.

•
Debt — With the exception of a portion of our fixed-rate debt and a portion of our outstanding floating-rate borrowing associated with Ally Bank's secured floating-rate credit facility, we do not apply hedge accounting to our derivative portfolio held to mitigate interest rate risk associated with our debt portfolio. Typically, the significant terms of the interest rate swaps match the significant terms of the underlying debt resulting in an effective conversion of the rate of the related debt.

•
Other — We enter into futures, options, and swaptions to economically hedge our net fixed versus variable interest rate exposure. We also enter into equity options to economically hedge our exposure to the equity markets.

Foreign Currency Risk
We enter into derivative financial instrument contracts to mitigate the risk associated with variability in cash flows related to foreign-currency financial instruments. Currency swaps and forwards are used to economically hedge foreign exchange exposure on foreign-currency-denominated debt by converting the funding currency to the same currency of the assets being financed. Similar to our interest rate derivatives, the swaps are generally entered into or traded concurrent with the debt issuance with the terms of the swap matching the terms of the underlying debt.
Our foreign subsidiaries maintain both assets and liabilities in local currencies; these local currencies are generally the subsidiaries' functional currencies for accounting purposes. Foreign-currency exchange-rate gains and losses arise when the assets or liabilities of our subsidiaries are denominated in currencies that differ from its functional currency. In addition, our equity is impacted by the cumulative translation adjustments resulting from the translation of foreign subsidiary results; this impact is reflected in our accumulated other comprehensive income (loss). We enter into foreign-currency forwards and option-based contracts with external counterparties to hedge foreign exchange exposure on our net investments in foreign subsidiaries. In March 2011, we elected to dedesignate all of our existing net investment hedge relationships and changed our method of measuring hedge effectiveness from the spot method to the forward method for new hedge relationships entered into during the remainder of the quarter and prospectively. For the net investment hedges that were designated under the spot method for the first portion of the quarter, the hedges were recorded at fair value with changes recorded to accumulated other comprehensive income (loss) with the exception of the spot to forward difference that was recorded to earnings. For the new net investment hedges that were designated under the forward method, the hedges were recorded at fair value with the changes recorded to accumulated other comprehensive income (loss) including the spot to forward difference. The net derivative gain or loss remains in accumulated other comprehensive income (loss) until earnings are impacted by the sale or the liquidation of the associated foreign operation.
We also have a centralized lending program to manage liquidity for all of our subsidiary businesses. Foreign-currency-denominated loan agreements are executed with our foreign subsidiaries in their local currencies. We evaluate our foreign-currency exposure resulting from intercompany lending and manage our currency risk exposure by entering into foreign-currency derivatives with external counterparties. Our foreign-currency derivatives are recorded at fair value with changes recorded as income offsetting the gains and losses on the associated foreign-currency transactions.
During the three months ended December 31, 2011, we purchased nonfunctional currency denominated investment securities and entered into foreign currency forward contracts with external counterparties to hedge against changes in the fair value of the securities, through maturity, due to changes in the related foreign-currency exchange rate. The foreign-currency forward contracts are recorded at fair value with changes recorded to earnings. The changes in value of the securities due to changes in foreign-currency exchange rates are also recorded to earnings. In the case of securities classified as available-for-sale, any changes in fair value due to unhedged risks were recorded to accumulated other comprehensive income.
Except for our net investment hedges and fair value foreign currency hedges of available-for-sale securities, we generally have not elected to treat any foreign-currency derivatives as hedges for accounting purposes principally because the changes in the fair values of the foreign-currency swaps are substantially offset by the foreign-currency revaluation gains and losses of the underlying assets and liabilities.
Credit Risk
Derivative financial instruments contain an element of credit risk if counterparties are unable to meet the terms of the agreements. Credit risk associated with derivative financial instruments is measured as the net replacement cost should the counterparties that owe us under the contract completely fail to perform under the terms of those contracts, assuming no recoveries of underlying collateral as measured by the market value of the derivative financial instrument.
To mitigate the risk of counterparty default, we maintain collateral agreements with certain counterparties. The agreements require both parties to maintain collateral in the event the fair values of the derivative financial instruments meet established thresholds. In the event that either party defaults on the obligation, the secured party may seize the collateral. Generally, our collateral arrangements are bilateral such that we and the counterparty post collateral for the value of our total obligation to each other. Contractual terms provide for standard and customary exchange of collateral based on changes in the market value of the outstanding derivatives. The securing party posts additional collateral when their obligation rises or removes collateral when it falls. We also have unilateral collateral agreements whereby we are the only entity required to post collateral.
Certain derivative instruments contain provisions that require us to either post additional collateral or immediately settle any outstanding liability balances upon the occurrence of a specified credit risk-related event. If a credit risk related event had been triggered the amount of additional collateral required to be posted by us would have been insignificant.
We placed cash and securities collateral totaling $1.4 billion and $1.6 billion at December 31, 2011 and 2010, respectively, in accounts maintained by counterparties. We received cash collateral from counterparties totaling $1.4 billion and $916 million at December 31, 2011 and 2010, respectively. The receivables for collateral placed and the payables for collateral received are included on our Consolidated Balance Sheet in other assets and accrued expenses and other liabilities, respectively. In certain circumstances, we receive or post securities as collateral with counterparties. We do not record such collateral received on our Consolidated Balance Sheet unless certain conditions are met. At December 31, 2011 and 2010, we received noncash collateral of $43 million and $29 million, respectively.
Balance Sheet Presentation
The following table summarizes the fair value amounts of derivative instruments reported on our Consolidated Balance Sheet. The fair value amounts are presented on a gross basis, are segregated by derivatives that are designated and qualifying as hedging instruments or those that are not, and are further segregated by type of contract within those two categories. At December 31, 2011, $5.7 billion and $14 million of the derivative contracts in a receivable position were classified as other assets and trading assets, respectively, on the Consolidated Balance Sheet. During the normal course of business, our broker-dealer enters into forward purchases and sales, which are classified as trading derivatives. We had no trading derivative assets at December 31, 2010. Refer to Note 6 for our trading assets. At December 31, 2011, $5.4 billion of derivative contracts in a liability position and $12 million of trading derivatives were both classified as accrued expenses and other liabilities on the Consolidated Balance Sheet. We had no trading derivative liabilities at December 31, 2010.

	2011			2010
	Fair value of derivative contracts in			Fair value of derivative contracts in
December 31, ($ in millions)	receivable position (a)	liability position (b)	Notional amount	receivable position (a)	liability position (b)	Notional amount
Derivatives qualifying for hedge accounting
Interest rate risk
Fair value accounting hedges	$289	$4	$8,398	$443	$114	$11,895
Cash flow accounting hedges	4	—	3,000	—	—	—
Total interest rate risk	293	4	11,398	443	114	11,895
Foreign exchange risk
Net investment accounting hedges	123	54	8,208	12	72	4,407
Total derivatives qualifying for hedge accounting	416	58	19,606	455	186	16,302
Economic and trading derivatives
Interest rate risk
MSRs and retained interests	4,812	5,012	523,037	2,896	3,118	325,768
Mortgage loan commitments and mortgage and automobile loans held-for-sale	95	107	24,950	232	80	38,788
Debt	81	54	25,934	160	107	21,269
Other	160	101	42,142	80	129	32,734
Total interest rate risk	5,148	5,274	616,063	3,368	3,434	418,559
Foreign exchange risk	137	47	7,569	143	240	14,359
Total economic and trading derivatives	5,285	5,321	623,632	3,511	3,674	432,918
Total derivatives	$5,701	$5,379	$643,238	$3,966	$3,860	$449,220

(a)	Includes accrued interest of $459 million and $263 million at December 31, 2011 and 2010, respectively.

(b)	Includes accrued interest of $458 million and $23 million at December 31, 2011 and 2010, respectively.
Statement of Income and Other Comprehensive Income Presentation
The following table summarizes the location and amounts of gains and losses on derivative instruments reported in our Consolidated Statement of Income.

Year ended December 31, ($ in millions)	2011	2010	2009
Derivatives qualifying for hedge accounting
Gain (loss) recognized in earnings on derivatives (a)
Interest rate contracts
Interest on long-term debt	$884	$171	$(311)
Foreign exchange contracts
Other income, net of losses	35	—	—
(Loss) gain recognized in earnings on hedged items (b)
Interest rate contracts
Interest on long-term debt	(840)	(129)	260
Foreign exchange contracts
Other income, net of losses	(35)	—	—
Total derivatives qualifying for hedge accounting	44	42	(51)
Economic and trading derivatives
(Loss) gain recognized in earnings on derivatives
Interest rate contracts
Interest on long-term debt	(3)	—	—
Servicing asset valuation and hedge activities, net	817	478	(998)
Loss on mortgage and automotive loans, net	(726)	(332)	(156)
Other loss on investments, net	—	—	(4)
Other income, net of losses	(84)	(91)	20
Other operating expenses	—	(9)	(14)
Total interest rate contracts	4	46	(1,152)
Foreign exchange contracts (c)
Interest on long-term debt	92	(169)	(66)
Other income, net of losses	17	158	(806)
Other operating expenses	(21)	—	—
Total foreign exchange contracts	88	(11)	(872)
Gain (loss) recognized in earnings on derivatives	$136	$77	$(2,075)

(a)
Amounts exclude gains of $264 million, $329 million, and $535 million for the years ended December 31, 2011, 2010, and 2009, respectively, related to interest for derivatives qualifying for hedge accounting of debt, which are primarily offset by the fixed coupon payment on the long-term debt.

(b)
Amounts exclude gains of $229 million, $210 million, and $144 million related to amortization of deferred basis adjustments on the hedged items for the years ended December 31, 2011, 2010, and 2009, respectively.

(c)
Amounts exclude losses of $107 million, losses of $14 million, and gains of $632 million for the years ended December 31, 2011, 2010, and 2009 respectively, related to the revaluation of the related foreign-denominated debt or receivable.

The following table summarizes derivative instruments used in cash flow hedge accounting relationships and net investment hedge accounting relationships.

Year ended December 31, ($ in millions)	2011	2010	2009
Cash flow hedges
Interest rate contracts
Gain recorded directly to interest on long-term debt (a)	$5	$—	$—
Foreign exchange contracts
Gain recognized in other comprehensive income (b)	—	4	10
Net investment hedges
Foreign exchange contracts
(Loss) gain reclassified from accumulated other comprehensive income to other income, net of losses	$(8)	$12	$—
Loss recorded directly to other income, net of losses (c)	(3)	(18)	—
Total other income, net of losses	$(11)	$(6)	$—
Gain (loss) recognized in other comprehensive income (d)	$173	$(183)	$(32)

(a)	The amount represents hedge ineffectiveness and excludes interest losses of $5 million for the year ended December 31, 2011.

(b)
The amount for the year ended December 31, 2010, represents gains of $111 million related to the effective portion of cash flow hedges offset by the reclassification of accumulated gains totaling $107 million from accumulated other comprehensive income on our Consolidated Balance Sheet to other income, net of losses in the Consolidated Statement of Income. The amount for the year ended December 31, 2009, represents losses of $18 million related to the effective portion of cash flow hedges offset by the reclassification of accumulated losses totaling $28 million from accumulated other comprehensive income on our Consolidated Balance Sheet to other income, net of losses in the Consolidated Statement of Income. The reclassified amounts completely offset the effective portion related to the revaluation of the related foreign-denominated debt. The amount of hedge ineffectiveness on cash flow hedges during the years ended December 31, 2010 and 2009 was insignificant.

(c)	The amounts represent the forward points excluded from the assessment of hedge effectiveness.

(d)
The amounts represent the effective portion of net investment hedges. There are offsetting losses of $237 million, gains of $187 million, and gains of $1 million for the years ended December 31, 2011, 2010, and 2009, respectively, recognized in accumulated other comprehensive income related to the revaluation of the related net investment in foreign operations.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income Taxes
25.    Income Taxes
Effective June 30, 2009, we converted from a limited liability company (LLC) to a corporation (the Conversion). Prior to the Conversion, most of our U.S. entities were pass-through entities for U.S. federal income tax purposes. U.S. federal, state, and local income taxes were generally not provided for these entities as they were not taxable entities except in a few local jurisdictions that tax LLCs or partnerships. LLC members were required to report their share of our taxable income on their respective income tax returns. As a result of the Conversion, we became subject to corporate U.S. federal, state, and local taxes beginning in the third quarter of 2009.
Deferred tax assets and liabilities result from temporary differences between assets and liabilities measured for financial reporting purposes and those measured for income tax return purposes. The Conversion resulted in a $1.2 billion increase in income tax expense related to the establishment of deferred tax liabilities and assets of $2.5 billion and $1.3 billion, respectively. Our banking, insurance, and foreign subsidiaries generally were and continue to be corporations that are subject to U.S. and foreign income taxes and are required to provide for these taxes. The Conversion did not change the tax status of these subsidiaries.
The following table summarizes income (loss) from continuing operations before income tax expense.

Year ended December 31, ($ in millions)	2011	2010	2009
U.S. (loss) income	$(785)	$594	$(5,209)
Non-U.S. income (loss)	852	545	(1,700)
Income (loss) from continuing operations before income tax expense	$67	$1,139	$(6,909)
The significant components of income tax expense from continuing operations were as follows.

Year ended December 31, ($ in millions)	2011	2010	2009
Current income tax expense
U.S. federal	$18	$12	$146
Foreign	353	470	173
State and local	12	58	14
Total current expense	383	540	333
Deferred income tax benefit
U.S. federal	—	(6)	(109)
Foreign	(204)	(374)	(32)
State and local	—	(7)	(118)
Total deferred benefit	(204)	(387)	(259)
Total income tax expense from continuing operations	$179	$153	$74
A reconciliation of the provision (benefit) for income taxes with the amounts at the statutory U.S. federal income tax rate is shown in the following table.

Year ended December 31, ($ in millions)	2011	2010	2009
Statutory U.S. federal tax expense (benefit)	$23	$399	$(2,418)
Change in tax resulting from
Effect of valuation allowance change	215	(132)	2,118
Taxes on unremitted earnings of subsidiaries	24	(71)	(25)
State and local income taxes, net of federal income tax benefit	7	2	(285)
Foreign tax differential	(47)	(75)	50
Equity-method investments	(28)	(20)	(9)
Changes in unrecognized tax benefits	(18)	38	8
Tax-exempt income	(2)	(6)	(17)
Foreign capital loss	—	(1)	(1,044)
Change in tax status	—	—	1,244
LLC results not subject to federal or state income taxes	—	—	544
Other, net	5	19	(92)
Tax expense	$179	$153	$74
Worldwide tax expense does not naturally correspond with worldwide pretax income because we apply a valuation allowance to the majority of our domestic and certain foreign net deferred tax assets. For 2011, consolidated tax expense of $179 million is largely driven by the results of our foreign operations that are not subject to a valuation allowance, by certain U.S. taxes that are not eligible for offset by U.S. net operating losses and by U.S. state income taxes where profitable subsidiaries are required to file separately from the consolidated group.
At December 31, 2011, we had U.S. federal and state net operating loss carryforwards and capital loss carryforwards of $3.2 billion and $1.9 billion, respectively. The federal net operating loss carryforwards expire in the years 2025–2031. The capital loss carryforwards expire in the years 2013–2015. The corresponding expiration periods for the state operating and capital loss carryforwards are 2014–2031 and 2013–2015, respectively. Additionally, foreign tax credit carryforwards of $139 million are available as of December 31, 2011, in the United States and expire in the years 2012–2021.
Also, at December 31, 2011, we had foreign net operating loss carryforwards of $1.2 billion. The foreign operating loss carryforwards of $917 million in Belgium, Brazil, Denmark, Italy, Sweden, and the UK have an indefinite carryforward period. The Canadian loss carryforwards of $169 million expire in the years 2026–2031. The remaining net operating loss carryforwards of $104 million expire in the years 2012–2025.
We assessed the available positive and negative evidence to estimate if sufficient future taxable income of the appropriate character will be generated to utilize the existing deferred tax assets. A significant piece of objective negative evidence evaluated for certain tax jurisdictions that have legal entities with net deferred tax assets was the cumulative loss incurred over the three-year period ended December 31, 2011 and the absence of any available tax-planning strategies. This objective negative evidence outweighed the positive evidence, which was more subjective in nature.
Based on this assessment, valuation allowances have been recorded against our domestic net deferred tax assets and certain international net deferred tax assets. Included within tax expense were charges of $215 million in 2011, benefits of $132 million in 2010, and charges of $2.1 billion in 2009 to adjust valuation allowances. These adjustments include establishment of valuation allowances, release of valuation allowances, and movement in valuation allowances stemming from pretax results after establishment. The charges for 2011 included a $101 million reversal of valuation allowance on net deferred tax assets in one of our Canadian subsidiaries. The reversal related to modifications to the legal structure of our Canadian operations. The amount of the net U.S. deferred tax asset considered realizable could change in the future depending on actual taxable income or capital gains and other relevant factors. In particular, improving trends in the U.S. could lead to reversal of a large portion of our U.S. valuation allowance in 2012. Until such time, utilization of tax attributes to offset U.S. profits will continue to reduce the overall level of our U.S. deferred tax assets and related valuation allowance.
The significant components of deferred tax assets and liabilities are reflected in the following table.

December 31, ($ in millions)	2011	2010
Deferred tax assets
Tax loss carryforwards	$1,976	$1,728
Provision for loan losses	775	753
Mark-to-market on consumer finance receivables and loans	695	655
Hedging transactions	248	9
State and local taxes	184	170
Sales of finance receivables and loans	182	205
Contingency	169	223
Tax credit carryforwards	161	132
Unearned insurance premiums	158	151
Basis difference in subsidiaries	105	82
MSRs	95	(54)
Other	368	354
Gross deferred tax assets	5,116	4,408
Valuation allowance	(2,240)	(1,993)
Net deferred tax assets	2,876	2,415
Deferred tax liabilities
Lease transactions	2,052	1,545
Deferred acquisition costs	328	332
Unrealized gains on securities	180	304
Tax on unremitted earnings	63	46
Debt transactions	32	84
Other	94	101
Gross deferred tax liabilities	2,749	2,412
Net deferred tax assets	$127	$3
Foreign pretax income is subject to U.S. taxation when effectively repatriated. Through the Conversion date, our U.S. incorporated insurance and banking operations provided federal income taxes on the undistributed earnings of foreign subsidiaries to the extent these earnings were not deemed indefinitely reinvested outside the United States. It was the responsibility of our members to provide for federal income taxes on the undistributed foreign subsidiary earnings of our disregarded entities to the extent the earnings was not indefinitely reinvested. Subsequent to the Conversion date, all of our domestic subsidiaries fully provide for federal income taxes on the undistributed earnings of foreign subsidiaries except to the extent these earnings are indefinitely reinvested outside the United States. At December 31, 2011, $4.1 billion of accumulated undistributed earnings of foreign subsidiaries were indefinitely reinvested. Quantification of the deferred tax liability associated with indefinitely reinvested earnings is not practicable. If in the future we decide to repatriate such foreign earnings, we would incur incremental U.S. federal and state income tax, reduced by the current benefit of our U.S. federal and state net operating loss and tax credit carryforwards. However, our intent is to keep these funds indefinitely reinvested outside of the United States and our current plans do not demonstrate a need to repatriate them to fund our U.S. operations.
Tax benefits related to positions considered uncertain are recognized only if, based on the technical merits of the issue, it is more likely than not that we will sustain the position and then at the largest amount that is greater than 50% likely to be realized upon ultimate settlement.
The following table provides a reconciliation of the beginning and ending amount of unrecognized tax benefits.

($ in millions)	2011	2010	2009
Balance at January 1,	$214	$172	$150
Additions based on tax positions related to the current year	11	69	27
Additions for tax positions of prior years	20	3	24
Reductions for tax positions of prior years	(3)	(23)	(24)
Settlements	(35)	(9)	(28)
Expiration of statute of limitations	—	(2)	—
Foreign-currency translation adjustments	(9)	4	23
Balance at December 31,	$198	$214	$172
Included in the unrecognized tax benefits balances are some items, the recognition of which would not affect the effective tax rate, such as the tax effect of certain temporary differences, and the portion of gross state unrecognized tax benefits that would be offset by the tax benefit of the associated federal deduction. At December 31, 2011, 2010, and 2009, the balance of unrecognized tax benefits that, if recognized, would affect our effective tax rate is $179 million, $199 million, and $157 million, respectively.
We recognize accrued interest and penalties related to uncertain income tax positions in interest expense and other operating expenses, respectively. For the years ended December 31, 2011, 2010, and 2009, $16 million, $26 million, and $12 million, respectively, were accrued for interest and penalties with the cumulative accrued balance totaling $178 million at December 31, 2011; $201 million at December 31, 2010; and $170 million at December 31, 2009. In addition, the accrued balances for interest and penalties were impacted by translation adjustments on those denominated in foreign currencies.
We anticipate the examination of various U.S. income tax returns along with the examinations by various foreign, state, and local jurisdictions will be completed within the next twelve months. As such, it is reasonably possible that certain tax positions may be settled and the unrecognized tax benefits would decrease by $210 million which includes interest and penalties.
We file tax returns in the U.S. federal jurisdiction and various states and foreign jurisdictions. For our most significant operations, at December 31, 2011, the following summarizes the oldest tax years that remain subject to examination.

Jurisdiction	Tax year
United States	2004
Canada	2004
Germany	2007
United Kingdom	1995
Mexico	2006
Brazil	2006

Employee Benefit and Compensation Plans	12 Months Ended
Dec. 31, 2011
Compensation and Retirement Disclosure [Abstract]
Employee Benefit and Compensation Plans
26.    Employee Benefit and Compensation Plans
Defined Contribution Plan
A significant number of our employees are covered by defined contribution plans. Employer contributions vary based on criteria specific to each individual plan and amounted to $68 million, $62 million, and $52 million in 2011, 2010, and 2009, respectively. These costs were recorded in compensation and benefits expense in our Consolidated Statement of Income. We expect contributions for 2012 to be similar to contributions made in 2011.
Defined Benefit Pension Plan
Certain of our employees are eligible to participate in separate retirement plans that provide for pension payments upon retirement based on factors such as length of service and salary. In recent years, we have transferred, frozen, or terminated a significant number of our other defined benefit plans. All income and expense noted for pension accounting was recorded in compensation and benefits expense in our Consolidated Statement of Income.
The following summarizes information related to our pension plans.

Year ended December 31, ($ in millions)	2011	2010
Projected benefit obligation	$528	$509
Fair value of plan assets	398	388
Underfunded status	$(130)	$(121)
The underfunded position is recognized on the Consolidated Balance Sheet and the change in the underfunded position was recorded in other comprehensive income (loss).
Net periodic pension expense (income) includes curtailment, settlement, and other gains and losses and was minimal for 2011, 2010, and 2009.
Other Postretirement Benefits
Certain of our subsidiaries participated in various postretirement medical, dental, vision, and life insurance plans. We have provided for certain amounts associated with estimated future postretirement benefits other than pensions and characterized such amounts as other postretirement benefits. Other postretirement benefits expense (income), which is recorded in compensation and benefits expense in our Consolidated Statement of Income, was minimal in 2011, 2010, and 2009. We expect our other postretirement benefit expense to continue to be minimal in future years.
Share-based Compensation Plans
Based on our transactions with Treasury during 2009, we are required to comply with the limitations on executive pay as determined by the Special Master of TARP Compensation (Special Master). We have established Deferred Stock Units (DSUs) and Incentive Restricted Stock Units (IRSUs) as forms of compensation to our senior executives, which have been approved by the Special Master. We also grant Restricted Stock Units (RSUs) to executives under the Long-Term Equity Compensation Incentive Plan (LTIP). Each of our approved compensation plans and awards were designed to provide our executives with an opportunity to share in the future growth in value of Ally, which is necessary to attract and retain key executives.
In December 2011 we performed an annual valuation analysis as required by the LTIP plan. The valuation resulted in a value of $8,500 per share for outstanding stock awards as of December 31, 2011. A similar valuation analysis in 2010 resulted in a value of $10,342 per share for outstanding stock awards as of December 31, 2010. The decrease in award value was approved by the Compensating, Nominating and Governance Committee (CNG Committee) and the Ally Board of Directors and resulted in a reduction to compensation expense for RSU, DSU, and IRSU awards of $20 million, $25 million, and $5 million, respectively, recognized in 2011. The impact was recorded in the compensation and benefits expense line item in our Consolidated Statement of Income.
RSU awards are incentive awards granted to executives as phantom shares of Ally. The majority of awards granted in 2008 and 2009 vest ratably on an annual basis based on continued service on December 31 with the final tranche vesting on December 31, 2012. Participants had the option at grant date to defer the valuation and payout for awards granted in 2008 and 2009. Awards granted in 2010 and 2011 vest ratably over a three-year period starting on the date the award was issued with the majority of the awards fully vesting in February 2013 and February 2014. The awards require liability treatment and are remeasured quarterly at fair value until they are paid. The compensation costs related to these awards are ratably charged to expense over the applicable service period. Changes in fair value related to the portion of the awards that have vested and have not been paid are recognized in earnings in the period in which the changes occur. The fair value of the awards granted during 2008 was diluted by the capital transactions that occurred at the end of 2008. At December 31, 2011 there were a total of 26,707 RSU award shares outstanding, composed of 3,806 shares awarded during 2008, 5,199 shares awarded during 2009, 9,281 shares awarded during 2010, and 8,421 shares awarded during 2011. At December 31, 2010 there were a total of 23,321 RSU award shares outstanding, composed of 6,001 shares awarded during 2008, 7,249 shares awarded during 2009, and 10,071 shares awarded during 2010. We recognized compensation expense related to RSU awards of $56 million, $63 million and $25 million for the years ended December 31, 2011, 2010 and 2009, respectively. These costs were recorded in the compensation and benefits expense line in our Consolidated Statement of Income.
DSU awards are granted to senior executives as phantom shares of Ally and are included as part of their base salary. The DSU awards are granted ratably each pay period throughout the year, vest immediately upon grant, and are paid in cash ratably each year after grant for either five years (for awards granted in 2009 and 2010) or three years (for awards granted in 2011). The awards require liability treatment and are remeasured quarterly at fair value until they are paid, with each change in value fully charged to compensation expense in the period in which the change occurs. At December 31, 2011 and 2010 there were a total of 13,743 and 10,035 DSU award shares outstanding, respectively. We recognized compensation expense related to DSU awards of $25 million, $75 million and $35 million for the years ended December 31, 2011, 2010 and 2009, respectively, for the outstanding awards. These costs were recorded in the compensation and benefits expense line in our Consolidated Statement of Income.
IRSU awards are incentive awards granted to senior executives as phantom shares of Ally. The IRSU awards from 2009 and 2010 cliff vest three years from the date of grant based on continued service with Ally. The IRSU awards from 2011 vest two-thirds after two years from grant date and in full three years from grant date. The IRSU awards are paid out in 25% increments once we pay Treasury a corresponding 25% increment of our TARP obligations. The payouts are based on the fair value of the phantom shares at the time of the payout. The awards require liability treatment and are remeasured quarterly at fair value until they are paid. The compensation costs related to these awards are ratably charged to expense over the requisite service period. Changes in fair value relating to the portion of the awards that have vested and have not been paid are recognized in earnings in the period in which the changes occur. At December 31, 2011 and 2010 there were a total of 7,975 and 4,996 IRSU award shares outstanding, respectively. We recognized compensation expense related to IRSU awards of $14 million, $10 million and $1 million for the years ended December 31, 2011, 2010 and 2009, respectively, for the outstanding awards. These costs were recorded in the compensation and benefits expense line in our Consolidated Statement of Income.

Fair Value	12 Months Ended
Dec. 31, 2011
Fair Value Disclosures [Abstract]
Fair Value
27.    Fair Value
Fair Value Measurements
For purposes of this disclosure, fair value is defined as the exchange price that would be received to sell an asset or paid to transfer a liability (exit price) in the principal or most advantageous market in an orderly transaction between market participants at the measurement date. Fair value is based on the assumptions market participants would use when pricing an asset or liability. Additionally, entities are required to consider all aspects of nonperformance risk, including the entity's own credit standing, when measuring the fair value of a liability.
GAAP specifies a three-level hierarchy that is used when measuring and disclosing fair value. The fair value hierarchy gives the highest priority to quoted prices available in active markets (i.e., observable inputs) and the lowest priority to data lacking transparency (i.e., unobservable inputs). An instrument's categorization within the fair value hierarchy is based on the lowest level of significant input to its valuation. The following is a description of the three hierarchy levels.

Level 1
Inputs are quoted prices in active markets for identical assets or liabilities at the measurement date. Additionally, the entity must have the ability to access the active market, and the quoted prices cannot be adjusted by the entity.

Level 2
Inputs are other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices in active markets for similar assets or liabilities; quoted prices in inactive markets for identical or similar assets or liabilities; or inputs that are observable or can be corroborated by observable market data by correlation or other means for substantially the full term of the assets or liabilities.

Level 3
Unobservable inputs are supported by little or no market activity. The unobservable inputs represent management's best assumptions of how market participants would price the assets or liabilities. Generally, Level 3 assets and liabilities are valued using pricing models, discounted cash flow methodologies, or similar techniques that require significant judgment or estimation.

Transfers
Transfers into or out of any hierarchy level are recognized at the end of the reporting period in which the transfer occurred. There was a transfer from Level 3 to Level 2 during 2011 of certain interest rate derivative contracts. Refer to the Level 3 recurring fair value measurements table in this note for additional information. There were no other significant transfers between any levels during the year ended December 31, 2011 or 2010.

Following are descriptions of the valuation methodologies used to measure material assets and liabilities at fair value and details of the valuation models, key inputs to those models, and significant assumptions utilized.
Trading assets (excluding derivatives) — Trading assets are recorded at fair value. Our portfolio includes MBS (including senior and subordinated interests) and may be investment-grade, noninvestment grade, or unrated securities. Valuations are primarily based on internally developed discounted cash flow models (an income approach) that use assumptions consistent with current market conditions. The valuation considers recent market transactions, experience with similar securities, current business conditions, and analysis of the underlying collateral, as available. To estimate cash flows, we utilize various significant assumptions including market observable inputs (e.g., forward interest rates) and internally developed inputs (e.g., prepayment speeds, delinquency levels, and credit losses).
Available-for-sale securities — Available-for-sale securities are carried at fair value based on observable market prices, when available. If observable market prices are not available, our valuations are based on internally developed discounted cash flow models (an income approach) that use a market-based discount rate and consider recent market transactions, experience with similar securities, current business conditions, and analysis of the underlying collateral, as available. To estimate cash flows, we are required to utilize various significant assumptions including market observable inputs (e.g., forward interest rates) and internally developed inputs (including prepayment speeds, delinquency levels, and credit losses).
Mortgage loans held-for-sale, net — Our mortgage loans held-for-sale are accounted for at either fair value because of fair value option elections or they are accounted for at the lower-of-cost or fair value. Mortgage loans held-for-sale are typically pooled together and sold into certain exit markets depending on underlying attributes of the loan, such as GSE eligibility (domestic only), product type, interest rate, and credit quality. Two valuation methodologies are used to determine the fair value of mortgage loans held-for-sale. The methodology used depends on the exit market as described below.
Level 2 mortgage loans — This includes all GSE-eligible mortgage loans carried at fair value due to fair value option election, which are valued predominantly using published forward agency prices. It also includes any domestic loans and foreign loans where recently negotiated market prices for the loan pool exist with a counterparty (which approximates fair value) or quoted market prices for similar loans are available.
Level 3 mortgage loans — This includes all conditional repurchase option loans carried at fair value due to the fair value option election and all GSE-ineligible residential mortgage loans that are accounted for at the lower-of-cost or fair value. The fair value of these residential mortgage loans are determined using internally developed valuation models because observable market prices were not available. The loans are priced on a discounted cash flow basis utilizing cash flow projections from internally developed models that utilize prepayment, default, and discount rate assumptions. To the extent available, we will utilize market observable inputs such as interest rates and market spreads. If market observable inputs are not available, we are required to utilize internal inputs, such as prepayment speeds, credit losses, and discount rates.
Refer to the section within this note titled Fair Value Option for Financial Assets and Financial Liabilities for further information about the fair value elections.
Consumer mortgage finance receivables and loans, net — We elected the fair value option for certain consumer mortgage finance receivables and loans. The elected mortgage loans collateralized on-balance sheet securitization debt in which we estimated credit reserves pertaining to securitized assets that could have exceeded or already had exceeded our economic exposure. We also elected the fair value option for all mortgage securitization trusts required to be consolidated due to the adoption of ASU 2009-17. The elected mortgage loans represent a portion of the consumer finance receivable and loans consolidated upon adoption of ASU 2009-17. The balance for which the fair value option was not elected was reported on the balance sheet at the principal amount outstanding, net of charge-offs, allowance for loan losses, and premiums or discounts.
The loans are measured at fair value using a portfolio approach. The objective in fair valuing the loans and related securitization debt is to account properly for our retained economic interest in the securitizations. As a result of reduced liquidity in capital markets, values of both these loans and the securitized bonds are expected to be volatile. Since this approach involves the use of significant unobservable inputs, we classified all the mortgage loans elected under the fair value option as Level 3. Refer to the section within this note titled Fair Value Option of Financial Assets and Financial Liabilities for additional information.
MSRs — We typically retain MSRs when we sell assets into the secondary market. MSRs are classified as Level 3 because they currently do not trade in an active market with observable prices; therefore, we use internally developed discounted cash flow models (an income approach) to estimate the fair value. These internal valuation models estimate net cash flows based on internal operating assumptions that we believe would be used by market participants combined with market-based assumptions for loan prepayment rates, interest rates, and discount rates that we believe approximate yields required by investors in this asset. Cash flows primarily include servicing fees, float income, and late fees in each case less operating costs to service the loans. The estimated cash flows are discounted using an option-adjusted spread-derived discount rate.
Derivative instruments — We enter into a variety of derivative financial instruments as part of our risk management strategies. Certain of these derivatives are exchange traded, such as Eurodollar futures. To determine the fair value of these instruments, we utilize the quoted market prices for the particular derivative contracts; therefore, we classified these contracts as Level 1.
We also execute over-the-counter derivative contracts, such as interest rate swaps, swaptions, forwards, caps, floors, and agency to-be-announced securities. We utilize third-party-developed valuation models that are widely accepted in the market to value these over-the-counter derivative contracts. The specific terms of the contract and market observable inputs (such as interest rate forward curves and interpolated volatility assumptions) are used in the model. We classified these over-the-counter derivative contracts as Level 2 because all significant inputs into these models were market observable.
We also hold certain derivative contracts that are structured specifically to meet a particular hedging objective. These derivative contracts often are utilized to hedge risks inherent within certain on-balance sheet securitizations. To hedge risks on particular bond classes or securitization collateral, the derivative's notional amount is often indexed to the hedged item. As a result, we typically are required to use internally developed prepayment assumptions as an input into the model to forecast future notional amounts on these structured derivative contracts. Additionally, we hold some foreign currency derivative contracts that utilize an in-house valuation model to determine the fair value of the contracts. Accordingly, we classified these derivative contracts as Level 3.
We are required to consider all aspects of nonperformance risk, including our own credit standing, when measuring fair value of a liability. We reduce credit risk on the majority of our derivatives by entering into legally enforceable agreements that enable the posting and receiving of collateral associated with the fair value of our derivative positions on an ongoing basis. In the event that we do not enter into legally enforceable agreements that enable the posting and receiving of collateral, we will consider our credit risk and the credit risk of our counterparties in the valuation of derivative instruments through a credit valuation adjustment (CVA), if warranted. The CVA calculation utilizes our credit default swap spreads and the spreads of the counterparty.
On-balance sheet securitization debt — We elected the fair value option for certain mortgage loans held-for-investment and the related on-balance sheet securitization debt. We value securitization debt that was elected pursuant to the fair value option and any economically retained positions using market observable prices whenever possible. The securitization debt is principally in the form of asset- and MBS collateralized by the underlying mortgage loans held-for-investment. Due to the attributes of the underlying collateral and current market conditions, observable prices for these instruments are typically not available. In these situations, we consider observed transactions as Level 2 inputs in our discounted cash flow models. Additionally, the discounted cash flow models utilize other market observable inputs, such as interest rates, and internally derived inputs including prepayment speeds, credit losses, and discount rates. Fair value option-elected financing securitization debt is classified as Level 3 as a result of the reliance on significant assumptions and estimates for model inputs. Refer to the section within this note titled Fair Value Option for Financial Assets and Financial Liabilities for further information about the election. The debt that was not elected under the fair value option is reported on the balance sheet at cost, net of premiums or discounts and issuance costs.
Recurring Fair Value
The following tables display the assets and liabilities measured at fair value on a recurring basis including financial instruments elected for the fair value option. We often economically hedge the fair value change of our assets or liabilities with derivatives and other financial instruments. The tables below display the hedges separately from the hedged items; therefore, they do not directly display the impact of our risk management activities.

	Recurring fair value measurements
December 31, 2011 ($ in millions)	Level 1	Level 2	Level 3	Total
Assets
Trading assets (excluding derivatives)
Mortgage-backed residential securities	$—	$575	$33	$608
Total trading assets	—	575	33	608
Investment securities
Available-for-sale securities
Debt securities
U.S. Treasury and federal agencies	903	643	—	1,546
States and political subdivisions	—	1	—	1
Foreign government	427	357	—	784
Mortgage-backed residential	—	7,312	—	7,312
Asset-backed	—	2,553	62	2,615
Corporate debt securities	—	1,491	—	1,491
Other debt securities	—	327	—	327
Total debt securities	1,330	12,684	62	14,076
Equity securities (a)	1,059	—	—	1,059
Total available-for-sale securities	2,389	12,684	62	15,135
Mortgage loans held-for-sale, net (b)	—	3,889	30	3,919
Consumer mortgage finance receivables and loans, net (b)	—	—	835	835
Mortgage servicing rights	—	—	2,519	2,519
Other assets
Interests retained in financial asset sales	—	—	231	231
Derivative contracts in receivable position (c)
Interest rate	79	5,274	88	5,441
Foreign currency	—	242	18	260
Total derivative contracts in receivable position	79	5,516	106	5,701
Collateral placed with counterparties (d)	328	—	—	328
Total assets	$2,796	$22,664	$3,816	$29,276
Liabilities
Long-term debt
On-balance sheet securitization debt (b)	$—	$—	$(830)	$(830)
Accrued expenses and other liabilities
Derivative contracts in payable position (c)
Interest rate	(32)	(5,229)	(17)	(5,278)
Foreign currency	—	(99)	(2)	(101)
Total derivative contracts in a payable position	(32)	(5,328)	(19)	(5,379)
Loan repurchase liabilities (b)	—	—	(29)	(29)
Trading liabilities (excluding derivatives)	(61)	—	—	(61)
Total liabilities	$(93)	$(5,328)	$(878)	$(6,299)

(a)	Our investment in any one industry did not exceed 18%.

(b)	Carried at fair value due to fair value option elections.

(c)	Includes derivatives classified as trading.

(d)	Represents collateral in the form of investment securities. Cash collateral was excluded.

	Recurring fair value measurements
December 31, 2010 ($ in millions)	Level 1	Level 2	Level 3	Total
Assets
Trading assets
Securities of U.S. Treasury and federal agencies	$77	$—	$—	$77
Mortgage-backed residential securities	—	25	44	69
Asset-backed securities	—	—	94	94
Total trading assets	77	25	138	240
Investment securities
Available-for-sale securities
Debt securities
U.S. Treasury and federal agencies	3,313	5	—	3,318
States and political subdivisions	—	2	—	2
Foreign government	873	375	—	1,248
Mortgage-backed residential	—	5,824	1	5,825
Asset-backed	—	1,948	—	1,948
Corporate debt securities	—	1,558	—	1,558
Other debt securities	—	151	—	151
Total debt securities	4,186	9,863	1	14,050
Equity securities (a)	796	—	—	796
Total available-for-sale securities	4,982	9,863	1	14,846
Mortgage loans held-for-sale, net (b)	—	6,420	4	6,424
Consumer mortgage finance receivables and loans, net (b)	—	—	1,015	1,015
Mortgage servicing rights	—	—	3,738	3,738
Other assets
Interests retained in financial asset sales	—	—	568	568
Derivative contracts in receivable position
Interest rate	242	3,464	105	3,811
Foreign currency	—	155	—	155
Total derivative contracts in receivable position	242	3,619	105	3,966
Collateral placed with counterparties (c)	728	—	—	728
Total assets	$6,029	$19,927	$5,569	$31,525
Liabilities
Long-term debt
On-balance sheet securitization debt (b)	$—	$—	$(972)	$(972)
Accrued expenses and other liabilities
Derivative contracts in liability position
Interest rate contracts	(208)	(3,222)	(118)	(3,548)
Foreign currency contracts	—	(312)	—	(312)
Total fair value of derivative contracts in liability position	(208)	(3,534)	(118)	(3,860)
Total liabilities	$(208)	$(3,534)	$(1,090)	$(4,832)

(a)	Our investment in any one industry did not exceed 23%.

(b)	Carried at fair value due to fair value option elections.

(c)	Represents collateral in the form of investment securities. Cash collateral was excluded.
The following tables present the reconciliation for all Level 3 assets and liabilities measured at fair value on a recurring basis. We often economically hedge the fair value change of our assets or liabilities with derivatives and other financial instruments. The Level 3 items presented below may be hedged by derivatives and other financial instruments that are classified as Level 1 or Level 2. Thus, the following tables do not fully reflect the impact of our risk management activities.

	Level 3 recurring fair value measurements
	Fair value at Jan. 1, 2011	Net realized/unrealized gains (losses)			Purchases	Sales		Issuances	Settlements	Transfers out of level 3		Fair value at Dec. 31, 2011	Net unrealized gains (losses) included in earnings still held at Dec. 31, 2011
($ in millions)		included in earnings		included in other comprehensive income
Assets
Trading assets (excluding derivatives)
Mortgage-backed residential securities	$44	$5	(a)	$—	$—	$—		$—	$(16)	$—		$33	$14	(a)
Asset-backed securities	94	—		—	—	(94)		—	—	—		—	—
Total trading assets	138	5		—	—	(94)		—	(16)	—		33	14
Investment securities
Available-for-sale securities
Debt securities
Mortgage-backed residential	1	—		—	—	(1)		—	—	—		—	—
Asset-backed	—	18	(b)	14	94	(64)		—	—	—		62	—
Total debt securities	1	18		14	94	(65)		—	—	—		62	—
Mortgage loans held-for-sale, net (c)	4	(1)	(c)	—	46	(1)		—	(18)	—		30	(2)	(c)
Consumer mortgage finance receivables and loans, net (c)	1,015	352	(c)	1	—	—		—	(533)	—		835	136	(c)
Mortgage servicing rights	3,738	(1,606)	(d)	—	31	(266)	(e)	622	—	—		2,519	(1,605)	(d)
Other assets
Interests retained in financial asset sales	568	180	(f)	—	—	—		3	(520)	—		231	(15)	(f)
Derivative contracts, net (g)
Interest rate	(13)	148	(h)	—	—	—		—	(41)	(23)	(i)	71	145	(h)
Foreign currency	—	16	(h)	—	—	—		—	—	—		16	16	(h)
Total derivative contracts in a (payable) receivable position, net	(13)	164		—	—	—		—	(41)	(23)		87	161
Total assets	$5,451	$(888)		$15	$171	$(426)		$625	$(1,128)	$(23)		$3,797	$(1,311)
Liabilities
Long-term debt
On-balance sheet securitization debt (c)	$(972)	$(371)	(c)	$1	$—	$—		$—	$512	$—		$(830)	$(184)	(c)
Accrued expenses and other liabilities
Loan repurchase liabilities (c)	—	2	(c)	—	(46)	—		—	15	—		(29)	2	(c)
Total liabilities	$(972)	$(369)		$1	$(46)	$—		$—	$527	$—		$(859)	$(182)

(a)	The fair value adjustment was reported as other income, net of losses, and the related interest was reported as interest on trading assets in the Consolidated Statement of Income.

(b)
The fair value adjustment was reported as other income, net of losses, and the related interest was reported as interest and dividends on available-for-sale investment securities in the Consolidated Statement of Income.

(c)
Carried at fair value due to fair value option elections. Refer to the next section of this note titled Fair Value Option for Financial Assets and Liabilities for the location of the gains and losses in the Consolidated Statement of Income.

(d)	Fair value adjustment was reported as servicing-asset valuation and hedge activities, net, in the Consolidated Statement of Income.

(e)
Represents excess mortgage servicing rights transferred to an agency-controlled trust in exchange for trading securities. These securities were then sold instantaneously to third-party investors for $266 million.

(f)	Reported as other income, net of losses, in the Consolidated Statement of Income.

(g)	Includes derivatives classified as trading.

(h)	Refer to Note 24 for information related to the location of the gains and losses on derivative instruments in the Consolidated Statement of Income.

(i)
The in-house valuations of some derivative contracts classified as Level 3 was replaced with third-party developed valuation models that are widely accepted in the market to value these over-the-counter derivative contracts. The specific terms of the contract and market observable inputs are entered into the model. We reclassified these over-the-counter derivative contracts as Level 2 because all significant inputs into these models were market observable.

	Level 3 recurring fair value measurements
	Fair value at January 1, 2010	Net realized/unrealized gains (losses)			Purchases, issuances, and settlements, net	Fair value at December 31, 2010	Net unrealized gains (losses) included in earnings still held at December 31, 2010
($ in millions)		included in earnings		included in other comprehensive income
Assets
Trading assets
Mortgage-backed residential securities	$99	$6	(a)	$—	$(61)	$44	$24	(a)
Asset-backed securities	596	—		5	(507)	94	—
Total trading assets	695	6		5	(568)	138	24
Investment securities
Available-for-sale securities
Debt securities
Mortgage-backed residential	6	—		(2)	(3)	1	—
Asset-backed	20	—		—	(20)	—	—
Total debt securities	26	—		(2)	(23)	1	—
Mortgage loans held-for-sale, net (b)	—	3	(b)	—	1	4	3	(b)
Consumer mortgage finance receivables and loans, net (b)	1,391	1,903	(b)	—	(2,279)	1,015	1,189	(b)
Mortgage servicing rights	3,554	(871)	(c)	—	1,055	3,738	(871)	(c)
Other assets
Cash reserve deposits held-for-securitization trusts	31	—		—	(31)	—	—
Interests retained in financial asset sales	471	94	(d)	—	3	568	14	(d)
Fair value of derivative contracts in receivable (liability) position, net
Interest rate contracts, net	103	180	(e)	—	(296)	(13)	388	(e)
Total assets	$6,271	$1,315		$3	$(2,138)	$5,451	$747
Liabilities
Long-term debt
On-balance sheet securitization debt (b)	$(1,294)	$(1,881)	(b)	$—	$2,203	$(972)	$(1,387)	(b)
Total liabilities	$(1,294)	$(1,881)		$—	$2,203	$(972)	$(1,387)

(a)	The fair value adjustment was reported as other income, net of losses and the related interest was reported as interest on trading assets in the Consolidated Statement of Income.

(b)
Carried at fair value due to fair value option elections. Refer to the next section of this note titled Fair Value Option for Financial Assets and Liabilities for the location of the gains and losses in the Consolidated Statement of Income.

(c)	Fair value adjustment reported as servicing-asset valuation and hedge activities, net, in the Consolidated Statement of Income.

(d)	Reported as other income, net of losses, in the Consolidated Statement of Income.

(e)	Refer to Note 24 for information related to the location of the gains and losses on derivative instruments in the Consolidated Statement of Income.
Nonrecurring Fair Value
We may be required to measure certain assets and liabilities at fair value from time to time. These periodic fair value measures typically result from the application of lower-of-cost or fair value accounting or certain impairment measures. These items would constitute nonrecurring fair value measures.
The following tables display the assets and liabilities measured at fair value on a nonrecurring basis.

	Nonrecurring fair value measurements				Lower-of-cost or fair value or valuation reserve allowance		Total losses included in earnings for the year ended
December 31, 2011 ($ in millions)	Level 1	Level 2	Level 3	Total
Assets
Mortgage loans held-for-sale, net (a)	$—	$—	$479	$479	$(60)		n/m (b)
Commercial finance receivables and loans, net (c)
Automobile	—	—	310	310	(30)		n/m (b)
Mortgage	—	1	14	15	(10)		n/m (b)
Other	—	—	20	20	(10)		n/m (b)
Total commercial finance receivables and loans, net	—	1	344	345	(50)		n/m (b)
Other assets
Property and equipment	—	13	—	13	n/m	(d)	$(8)
Repossessed and foreclosed assets (e)	—	32	27	59	(15)		n/m (b)
Total assets	$—	$46	$850	$896	$(125)		$(8)
n/m = not meaningful

(a)
Represents loans held-for-sale that are required to be measured at the lower-of-cost or fair value. The table above includes only loans with fair values below cost during 2011. The related valuation allowance represents the cumulative adjustment to fair value of those specific assets.

(b)
We consider the applicable valuation or loan loss allowance to be the most relevant indicator of the impact on earnings caused by the fair value measurement. Accordingly, the table above excludes total gains and losses included in earnings for these items. The carrying values are inclusive of the respective valuation or loan loss allowance.

(c)	Represents the portion of the portfolio specifically impaired during 2011. The related valuation allowance represents the cumulative adjustment to fair value of those specific receivables.

(d)	The total gain (loss) included in earnings is the most relevant indicator of the impact on earnings.

(e)	The allowance provided for repossessed and foreclosed assets represents any cumulative valuation adjustment recognized to adjust the assets to fair value.

	Nonrecurring fair value measurements				Lower-of-cost or fair value or valuation reserve allowance	Total gains included in earnings for the year ended
December 31, 2010 ($ in millions)	Level 1	Level 2	Level 3	Total
Assets
Mortgage loans held-for-sale, net (a)	$—	$—	$844	$844	$(48)	n/m (b)
Commercial finance receivables and loans, net (c)
Automobile	—	—	379	379	(52)	n/m (b)
Mortgage	—	28	26	54	(14)	n/m (b)
Other	—	—	107	107	(61)	n/m (b)
Total commercial finance receivables and loans, net	—	28	512	540	(127)
Other assets
Real estate and other investments (d)	—	5	—	5	n/m	$—
Repossessed and foreclosed assets (e)	—	43	44	87	(13)	n/m (b)
Total assets	$—	$76	$1,400	$1,476	$(188)	$—
n/m = not meaningful

(a)
Represents loans held-for-sale that are required to be measured at the lower-of-cost or fair value. The table above includes only loans with fair values below cost during 2010. The related valuation allowance represents the cumulative adjustment to fair value of those specific assets.

(b)
We consider the applicable valuation or loan loss allowance to be the most relevant indicator of the impact on earnings caused by the fair value measurement. Accordingly, the table above excludes total gains and losses included in earnings for these items. The carrying values are inclusive of the respective valuation or loan loss allowance.

(c)	Represents the portion of the portfolio specifically impaired during 2010. The related valuation allowance represents the cumulative adjustment to fair value of those specific receivables.

(d)
Represents model homes impaired during 2010. The total loss included in earnings represents adjustments to the fair value of the portfolio based on the estimated fair value if the model home is under lease or the estimated fair value if the model home is marketed for sale.

(e)	The allowance provided for repossessed and foreclosed assets represents any cumulative valuation adjustment recognized to adjust the assets to fair value.
Fair Value Option for Financial Assets and Financial Liabilities
A description of the financial assets and liabilities elected to be measured at fair value is as follows. Our intent in electing fair value for all these items was to mitigate a divergence between accounting losses and economic exposure for certain assets and liabilities.
On-balance sheet mortgage securitizations — We elected to measure at fair value certain domestic consumer mortgage finance receivables and loans and the related debt held in on-balance sheet mortgage securitization structures. The fair value-elected loans are classified as finance receivable and loans, net, on the Consolidated Balance Sheet. Our policy is to separately record interest income on the fair value-elected loans (unless the loans are placed on nonaccrual status); however, the accrued interest was excluded from the fair value presentation. We classified the fair value adjustment recorded for the loans as other income, net of losses, in the Consolidated Statement of Income.
We continued to record the fair value-elected debt balances as long-term debt on the Consolidated Balance Sheet. Our policy is to separately record interest expense on the fair value-elected debt, which continues to be classified as interest on long-term debt in the Consolidated Statement of Income. We classified the fair value adjustment recorded for this fair value-elected debt as other income, net of losses, in the Consolidated Statement of Income.
Conforming and government-insured mortgage loans held-for-sale — We elected the fair value option for conforming and government-insured mortgage loans held-for-sale funded after July 31, 2009. We elected the fair value option to mitigate earnings volatility by better matching the accounting for the assets with the related hedges.
Excluded from the fair value option were conforming and government-insured loans funded on or prior to July 31, 2009, and those repurchased or rerecognized. The loans funded on or prior to July 31, 2009, were ineligible because the election must be made at the time of funding. Repurchased and rerecognized conforming and government-insured loans were not elected because the election will not mitigate earning volatility. We repurchase or rerecognize loans due to representation and warranty obligations or conditional repurchase options. Typically, we will be unable to resell these assets through regular channels due to characteristics of the assets. Since the fair value of these assets is influenced by factors that cannot be hedged, we did not elect the fair value option.
We carry the fair value-elected conforming and government-insured loans as loans held-for-sale, net, on the Consolidated Balance Sheet. Our policy is to separately record interest income on the fair value-elected loans (unless they are placed on nonaccrual status); however, the accrued interest was excluded from the fair value presentation. Upfront fees and costs related to the fair value-elected loans were not deferred or capitalized. The fair value adjustment recorded for these loans is classified as gain on mortgage and automotive loans, net, in the Consolidated Statement of Income. In accordance with GAAP, the fair value option election is irrevocable once the asset is funded even if it is subsequently determined that a particular loan cannot be sold.
GSE-ineligible mortgage loans held-for-sale subject to conditional repurchase options — As of January 1, 2011, we elected the fair value option for both GSE-ineligible mortgage loans held-for-sale subject to conditional repurchase options and the related liability. These conditional repurchase options within our private label securitizations allow us to repurchase a transferred financial asset if certain events outside our control are met. The typical conditional repurchase option is a delinquent loan repurchase option that gives us the option to purchase the loan if it exceeds a certain prespecified delinquency level. We have complete discretion regarding when or if we will exercise these options, but generally we would do so only when it is in our best interest. We record the asset and the corresponding liability on our balance sheet when the option becomes exercisable. The fair value option election must be made at initial recording. As such, the conditional repurchase option assets and liabilities recorded prior to January 1, 2011, were ineligible for the fair value election.
We carry these fair value-elected optional repurchase loan balance as loans held-for-sale, net, on the Consolidated Balance Sheet. The fair value adjustment recorded for these loans is classified as other income, net of losses, in the Consolidated Statement of Income. We carry the fair value-elected corresponding liability as accrued expenses and other liabilities on the Consolidated Balance Sheet. The fair value adjustment recorded for these liabilities are classified as other income, net of losses, in the Consolidated Statement of Income.
The following tables summarize the fair value option elections and information regarding the amounts recorded as earnings for each fair value option-elected item.

	Changes included in the Consolidated Statement of Income
Year ended December 31, ($ in millions)	Interest and fees on finance receivables and loans (a)	Interest on loans held-for-sale (a)	Interest on long-term debt (b)	Gain on mortgage and automotive loans, net	Other income, net of losses	Total included in earnings	Change in fair value due to credit risk (c)
2011
Assets
Mortgage loans held-for-sale, net	$—	$176	$—	$908	$—	$1,084	$—	(d)
Consumer mortgage finance receivables and loans, net	200	—	—	—	153	353	(119)	(e)
Liabilities
Long-term debt
On-balance sheet securitization debt	—	—	(116)	—	(256)	(372)	(20)	(f)
Accrued expenses and other liabilities
Loan repurchase liabilities	—	—	—	—	2	2	—
Total						$1,067
2010
Assets
Mortgage loans held-for-sale, net	$—	$221	$—	$845	$3	$1,069	$—	(d)
Consumer mortgage finance receivables and loans, net	555	—	—	—	1,348	1,903	(8)	(e)
Liabilities
Long-term debt
On-balance sheet securitization debt	—	—	(313)	—	(1,568)	(1,881)	29	(f)
Total						$1,091

(a)	Interest income is measured by multiplying the unpaid principal balance on the loans by the coupon rate and the number of days of interest due.

(b)	Interest expense is measured by multiplying bond principal by the coupon rate and the number of days of interest due to the investor.

(c)
Factors other than credit quality that impact fair value include changes in market interest rates and the illiquidity or marketability in the current marketplace. Lower levels of observable data points in illiquid markets generally result in wide bid/offer spreads.

(d)	The credit impact for loans held-for-sale is assumed to be zero because the loans are either suitable for sale or are covered by a government guarantee.

(e)	The credit impact for consumer mortgage finance receivables and loans was quantified by applying internal credit loss assumptions to cash flow models.

(f)
The credit impact for on-balance sheet securitization debt is assumed to be zero until our economic interests in a particular securitization is reduced to zero, at which point the losses on the underlying collateral will be expected to be passed through to third-party bondholders. Losses allocated to third-party bondholders, including changes in the amount of losses allocated, will result in fair value changes due to credit. We also monitor credit ratings and will make credit adjustments to the extent any bond classes are downgraded by rating agencies.

The following table provides the aggregate fair value and the aggregate unpaid principal balance for the fair value option-elected loans and long-term debt instruments.

	2011		2010
December 31, ($ in millions)	Unpaid principal balance	Fair value (a)	Unpaid principal balance	Fair value (a)
Assets
Mortgage loans held-for-sale, net
Total loans	$3,766	$3,919	$6,354	$6,424
Nonaccrual loans	54	27	3	1
Loans 90+ days past due (b)	53	27	—	—
Consumer mortgage finance receivables and loans, net
Total loans	2,436	835	2,905	1,015
Nonaccrual loans (c)	506	209	586	260
Loans 90+ days past due (b)(c)	362	163	366	184
Liabilities
Long-term debt
On-balance sheet securitization debt	$(2,559)	$(830)	$(2,969)	$(972)
Accrued expenses and other liabilities
Loan repurchase liabilities	(57)	(29)	—	—

(a)	Excludes accrued interest receivable.

(b)	Loans 90+ days past due are also presented within the nonaccrual loan balance and the total loan balance; however, excludes government-insured loans that are still accruing interest.

(c)
The fair value of consumer mortgage finance receivables and loans is calculated on a pooled basis; therefore, we allocated the fair value of nonaccrual loans and loans 90+ days past due to individual loans based on the unpaid principal balances. For further discussion regarding the pooled basis, refer to the previous section of this note titled Consumer mortgage finance receivables and loans, net.

Fair Value of Financial Instruments
The following table presents the carrying and estimated fair value of financial instruments, except for those recorded at fair value on a recurring basis presented in the previous section of this note titled Recurring Fair Value. When possible, we use quoted market prices to determine fair value. Where quoted market prices are not available, the fair value is internally derived based on appropriate valuation methodologies with respect to the amount and timing of future cash flows and estimated discount rates. However, considerable judgment is required in interpreting market data to develop estimates of fair value, so the estimates are not necessarily indicative of the amounts that could be realized or would be paid in a current market exchange. The effect of using different market assumptions or estimation methodologies could be material to the estimated fair values. Fair value information presented herein was based on information available at December 31, 2011, and 2010.

	2011		2010
December 31, ($ in millions)	Carrying value	Estimated fair value	Carrying value	Estimated fair value
Financial assets
Loans held-for-sale, net (a)	$8,557	$8,674	$11,411	$11,449
Finance receivables and loans, net (a)	113,252	113,576	100,540	99,462
Nonmarketable equity investments	419	423	504	506
Financial liabilities
Deposit liabilities	$45,050	$45,696	$39,048	$39,303
Short-term borrowings	7,680	7,622	7,508	7,509
Long-term debt (a)(b)	93,434	92,142	87,181	88,996

(a)
Includes financial instruments carried at fair value due to fair value option elections. Refer to the previous section of this note titled Fair Value Option for Financial Assets and Liabilities for further information about the fair value elections.

(b)	Debt includes deferred interest for zero-coupon bonds of $640 million and $569 million at December 31, 2011 and 2010, respectively.
The following describes the methodologies and assumptions used to determine fair value for the significant classes of financial instruments. In addition to the valuation methods discussed below, we also followed guidelines for determining whether a market was not active and a transaction was not distressed. As such, we assumed the price that would be received in an orderly transaction (including a market-based return) and not in forced liquidation or distressed sale.
Loans held-for-sale, net — Refer to the previous sections of this note also titled Loans held-for-sale, net, for a description of methodologies and assumptions used to determine fair value.
Finance receivables and loans, net — With the exception of mortgage loans held-for-investment, the fair value of finance receivables was based on discounted future cash flows using applicable spreads to approximate current rates applicable to each category of finance receivables (an income approach). The carrying value of wholesale receivables in certain markets and certain other automotive- and mortgage-lending receivables for which interest rates reset on a short-term basis with applicable market indices are assumed to approximate fair value either because of the short-term nature or because of the interest rate adjustment feature. The fair value of wholesale receivables in other markets was based on discounted future cash flows using applicable spreads to approximate current rates applicable to similar assets in those markets.
For mortgage loans held-for-investment used as collateral for securitization debt, we used a portfolio approach to measure these loans at fair value. The objective in fair valuing these loans (which are legally isolated and beyond the reach of our creditors) and the related collateralized borrowings is to reflect our retained economic position in the securitizations. For mortgage loans held-for-investment that are not securitized, we used valuation methods and assumptions similar to those used for mortgage loans held-for-sale. These valuations consider unique attributes of the loans such as geography, delinquency status, product type, and other factors. Refer to the previous section in this note titled Loans held-for-sale, net, for a description of methodologies and assumptions used to determine the fair value of mortgage loans held-for-sale.
Deposit liabilities — Deposit liabilities represent certain consumer and brokered bank deposits, mortgage escrow deposits, and dealer deposits. The fair value of deposits with no stated maturity is equal to their carrying amount. The fair value of fixed-maturity deposits was estimated by discounting projected cash flows based on discount factors derived from the forward interest rate swap curve.
Debt — The fair value of debt was determined using quoted market prices for the same or similar issues, if available, or was based on the current rates offered to us for debt with similar remaining maturities.

Segment And Geographic Information	12 Months Ended
Dec. 31, 2011
Segment Reporting [Abstract]
Segment and Geographic Information
28.    Segment and Geographic Information
Operating segments are defined as components of an enterprise that engage in business activity from which revenues are earned and expenses incurred for which discrete financial information is available that is evaluated regularly by our chief operating decision maker in deciding how to allocate resources and in assessing performance.
We report our results of operations on a line-of-business basis through four operating segments - North American Automotive Finance operations, International Automotive Finance operations, Insurance operations, and Mortgage operations, with the remaining activity reported in Corporate and Other. The operating segments are determined based on the products and services offered and geographic considerations, and reflect the manner in which financial information is currently evaluated by management. The following is a description of each of our reportable operating segments.
North American Automotive Finance operations — Provides automotive financing services to consumers and automotive dealers in the United States and Canada and includes the automotive activities of Ally Bank and ResMor Trust. For consumers, we offer retail automotive financing and leasing for new and used vehicles, and through our commercial automotive financing operations, we fund dealer purchases of new and used vehicles through wholesale or floorplan financing.
International Automotive Finance operations — Provides automotive financing and full-service leasing to consumers and dealers outside of the United States and Canada. Our International Automotive Finance operations will focus the majority of new originations in five core international markets: Germany, the United Kingdom, Brazil, Mexico, and China through our joint venture.
Insurance operations — Offers consumer and commercial insurance products sold primarily through the dealer channel including vehicle service contracts, commercial insurance coverage in the United States (primarily covering dealers' wholesale vehicle inventory), and personal automobile insurance in certain countries outside the United States.
Mortgage operations —The principal activities include originating, purchasing, selling, and securitizing conforming and government-insured residential mortgage loans in the United States; servicing residential mortgage loans for ourselves and others; and providing collateralized lines of credit to other mortgage originators, which we refer to as warehouse lending. We also originate high-quality prime jumbo mortgage loans in the United States. We finance our mortgage loan originations primarily in Ally Bank in the United States. As of December 31, 2011, our Mortgage operations include ResCap. On May 13, 2012, ResCap filed for relief under Chapter 11 of the Bankruptcy Code in the United States. As a result of the bankruptcy filing, beginning in the second quarter of 2012, ResCap was deconsolidated from our financial statements.
Our Mortgage operations also include noncore business activities including discontinued operations, portfolios in runoff, and our mortgage reinsurance business. These activities, all of which we have discontinued, included, among other things: lending to real estate developers and homebuilders in the United States and United Kingdom; and purchasing, selling, and securitizing nonconforming residential mortgage loans (with the exception of U.S. prime jumbo mortgage loans) in both the United States and internationally.
Corporate and Other primarily consists of our centralized corporate treasury and deposit gathering activities, such as management of the cash and corporate investment securities portfolios, short- and long-term debt, retail and brokered deposit liabilities, derivative instruments, the amortization of the discount associated with new debt issuances and bond exchanges, most notably from the December 2008 bond exchange, and the residual impacts of our corporate funds-transfer pricing (FTP) and treasury asset liability management (ALM) activities. Corporate and Other also includes our Commercial Finance Group, certain equity investments, and reclassifications and eliminations between the reportable operating segments.
We utilize an FTP methodology for the majority of our business operations. The FTP methodology assigns charge rates and credit rates to classes of assets and liabilities based on expected duration and the LIBOR swap curve plus an assumed credit spread. Matching duration allocates interest income and interest expense to these reportable segments so their respective results are insulated from interest rate risk. This methodology is consistent with our ALM practices, which includes managing interest rate risk centrally at a corporate level. The net residual impact of the FTP methodology is included within the results of Corporate and Other.
The information presented in our reportable operating segments and geographic areas tables that follow are based in part on internal allocations, which involve management judgment.
Change in Reportable Segment Information
Beginning in the second quarter of 2012, we began presenting our mortgage business activities under one reportable operating segment, Mortgage operations. Previously our Mortgage operations were presented as two reportable operating segments, Origination and Servicing operations and Legacy Portfolio and Other operations. The new presentation is consistent with the organizational alignment of the business and management's current view of the mortgage business.
Financial information for our reportable operating segments is summarized as follows.

	Global Automotive Services
Year ended December 31, ($ in millions)	North American Automotive Finance operations	International Automotive Finance operations (b)	Insurance operations	Mortgage operations (a)	Corporate and Other (c)	Consolidated (d)
2011
Net financing revenue (loss)	$3,155	$662	$93	$259	$(1,694)	$2,475
Other revenue	433	239	1,774	960	190	3,596
Total net revenue (loss)	3,588	901	1,867	1,219	(1,504)	6,071
Provision for loan losses	93	65	—	150	(89)	219
Other noninterest expense	1,389	626	1,460	1,818	492	5,785
Income (loss) from continuing operations before income tax expense	$2,106	$210	$407	$(749)	$(1,907)	$67
Total assets	$96,971	$15,505	$8,036	$33,906	$29,641	$184,059
2010
Net financing revenue (loss)	$3,321	$654	$98	$640	$(2,099)	$2,614
Other revenue (loss)	690	240	2,142	1,998	(42)	5,028
Total net revenue (loss)	4,011	894	2,240	2,638	(2,141)	7,642
Provision for loan losses	286	54	—	144	(42)	442
Other noninterest expense	1,381	635	1,678	1,841	526	6,061
Income (loss) from continuing operations before income tax expense	$2,344	$205	$562	$653	$(2,625)	$1,139
Total assets	$81,893	$15,979	$8,789	$36,786	$28,561	$172,008
2009
Net financing revenue (loss)	$3,074	$707	$191	$650	$(2,460)	$2,162
Other revenue (loss)	757	116	1,953	274	940	4,040
Total net revenue (loss)	3,831	823	2,144	924	(1,520)	6,202
Provision for loan losses	611	230	—	4,271	491	5,603
Other noninterest expense	1,596	695	1,823	2,915	479	7,508
Income (loss) from continuing operations before income tax expense	$1,624	$(102)	$321	$(6,262)	$(2,490)	$(6,909)
Total assets	$68,282	$21,802	$10,614	$38,894	$32,714	$172,306

(a)	Represents the ResCap legal entity and the mortgage activities of Ally Bank.

(b)	Amounts include intra-segment eliminations between our North American Automotive Finance operations, International Automotive Finance operations, and Insurance operations.

(c)	At December 31, 2011, 2010 and 2009, total assets were $1.2 billion, $1.6 billion, and $3.3 billion for the Commercial Finance Group, respectively.

(d)	Net financing revenue after the provision for loan losses totaled $2.3 billion, $2.2 billion, and $(3.4) billion in 2011, 2010 and 2009, respectively.
Information concerning principal geographic areas was as follows.

Year ended December 31, ($ in millions)	Revenue (a)(b)	Income (loss) from continuing operations before income tax expense (a)(c)	Net income (loss) (a)(c)	Identifiable assets (a)(d)	Long-lived assets (e)
2011
Canada	$842	$483	$436	$15,156	$282
Europe (f)	416	201	175	9,976	92
Latin America	921	184	104	7,647	30
Asia	83	80	69	292	—
Total foreign	2,262	948	784	33,071	404
Total domestic (g)	3,809	(881)	(941)	150,470	9,236
Total	$6,071	$67	$(157)	$183,541	$9,640
2010
Canada	$869	$439	$402	$17,321	$1,522
Europe (f)	583	316	278	11,321	406
Latin America	869	170	164	6,917	35
Asia	54	57	7	202	—
Total foreign	2,375	982	851	35,761	1,963
Total domestic (g)	5,267	157	224	135,722	7,541
Total	$7,642	$1,139	$1,075	$171,483	$9,504
2009
Canada	$631	$198	$148	$17,885	$3,985
Europe (f)	650	79	(86)	15,555	906
Latin America	709	116	163	6,574	33
Asia	(33)	(2)	9	1,506	8
Total foreign	1,957	391	234	41,520	4,932
Total domestic (g)	4,245	(7,300)	(10,532)	130,260	11,399
Total	$6,202	$(6,909)	$(10,298)	$171,780	$16,331

(a)
The 2010 and 2009 balances for Asia and domestic were reclassified to conform with the 2011 presentation. These reclassifications have no impact to our consolidated financial position or results of operations.

(b)	Revenue consists of net financing revenue and total other revenue as presented in our Consolidated Statement of Income.

(c)	The domestic amounts include original issue discount amortization of $925 million, $1.2 billion, and $1.1 billion for the years ended December 31, 2011, 2010, and 2009, respectively.

(d)	Identifiable assets consist of total assets excluding goodwill.

(e)	Long-lived assets consist of investment in operating leases, net, and net property and equipment.

(f)	Amounts include eliminations between our foreign operations.

(g)	Amounts include eliminations between our domestic and foreign operations.

Parent and Guarantor Consolidating Financial Statements	12 Months Ended
Dec. 31, 2011
Parent And Guarantor Consolidating Financial Statements [Abstract]
Parent And Guarantor Consolidating Financial Statements

29.	Parent and Guarantor Consolidating Financial Statements
Certain of our senior notes are guaranteed by a group of subsidiaries (the Guarantors). The Guarantors, each of which is a 100% directly owned subsidiary of Ally Financial Inc., are Ally US LLC, IB Finance Holding Company LLC, GMAC Latin America Holdings LLC, GMAC International Holdings B.V., and GMAC Continental Corporation. The Guarantors fully and unconditionally guarantee the senior notes on a joint and several basis.
The following financial statements present condensed consolidating financial data for (i) Ally Financial Inc. (on a parent company-only basis), (ii) the combined Guarantors, (iii) the combined nonguarantor subsidiaries (all other subsidiaries), (iv) an elimination column for adjustments to arrive at the information for the parent company, Guarantors, and nonguarantors on a consolidated basis, and (v) the parent company and our subsidiaries on a consolidated basis.
Investments in subsidiaries are accounted for by the parent company and the Guarantors using the equity method for this presentation. Results of operations of subsidiaries are therefore classified in the parent company's and Guarantors' investment in subsidiaries accounts. The elimination entries set forth in the following condensed consolidating financial statements eliminate distributed and undistributed income of subsidiaries, investments in subsidiaries, and intercompany balances and transactions between the parent, Guarantors, and nonguarantors.
Condensed Consolidating Statement of Income

Year ended December 31, 2011 ($ in millions)	Parent	Guarantors	Nonguarantors	Consolidating Adjustments	Ally Consolidated
Financing revenue and other interest income
Interest and fees on finance receivables and loans	$1,071	$28	$5,546	$(10)	$6,635
Interest and fees on finance receivables and loans — intercompany	287	23	25	(335)	—
Interest on loans held-for-sale	5	—	327	—	332
Interest on trading assets	—	—	19	—	19
Interest and dividends on available-for-sale investment securities	4	—	394	—	398
Interest-bearing cash	4	—	50	—	54
Operating leases	713	—	1,585	—	2,298
Total financing revenue and other interest income	2,084	51	7,946	(345)	9,736
Interest expense
Interest on deposits	65	—	635	—	700
Interest on short-term borrowings	56	3	255	—	314
Interest on long-term debt	3,479	10	1,720	—	5,209
Interest on intercompany debt	(14)	27	332	(345)	—
Total interest expense	3,586	40	2,942	(345)	6,223
Depreciation expense on operating lease assets	250	—	788	—	1,038
Net financing (loss) revenue	(1,752)	11	4,216	—	2,475
Dividends from subsidiaries
Nonbank subsidiaries	1,383	—	—	(1,383)	—
Other revenue
Servicing fees	270	—	1,089	(1)	1,358
Servicing asset valuation and hedge activities, net	—	—	(789)	—	(789)
Total servicing income, net	270	—	300	(1)	569
Insurance premiums and service revenue earned	—	—	1,573	—	1,573
Gain on mortgage and automotive loans, net	22	—	448	—	470
Loss on extinguishment of debt	(64)	—	—	—	(64)
Other gain on investments, net	9	—	285	—	294
Other income, net of losses	(106)	38	1,486	(664)	754
Total other revenue	131	38	4,092	(665)	3,596
Total net revenue	(238)	49	8,308	(2,048)	6,071
Provision for loan losses	58	1	160	—	219
Noninterest expense
Compensation and benefits expense	694	47	870	(37)	1,574
Insurance losses and loss adjustment expenses	—	—	713	—	713
Other operating expenses	558	7	3,561	(628)	3,498
Total noninterest expense	1,252	54	5,144	(665)	5,785
(Loss) income from continuing operations before income tax (benefit) expense and undistributed income (loss) of subsidiaries	(1,548)	(6)	3,004	(1,383)	67
Income tax (benefit) expense from continuing operations	(610)	3	786	—	179
Net (loss) income from continuing operations	(938)	(9)	2,218	(1,383)	(112)
Loss from discontinued operations, net of tax	(38)	—	(7)	—	(45)
Undistributed income of subsidiaries
Bank subsidiary	1,222	1,222	—	(2,444)	—
Nonbank subsidiaries	(403)	477	—	(74)	—
Net (loss) income	$(157)	$1,690	$2,211	$(3,901)	$(157)

Year ended December 31, 2010 ($ in millions)	Parent	Guarantors	Nonguarantors	Consolidating Adjustments	Ally Consolidated
Financing revenue and other interest income
Interest and fees on finance receivables and loans	$938	$26	$5,583	$(1)	$6,546
Interest and fees on finance receivables and loans — intercompany	526	5	4	(535)	—
Interest on loans held-for-sale	75	—	526	—	601
Interest on trading assets	—	—	15	—	15
Interest and dividends on available-for-sale investment securities	4	—	354	(2)	356
Interest and dividends on available-for-sale investment securities — intercompany	112	—	9	(121)	—
Interest-bearing cash	13	—	56	—	69
Operating leases	1,063	—	2,533	—	3,596
Total financing revenue and other interest income	2,731	31	9,080	(659)	11,183
Interest expense
Interest on deposits	52	—	589	—	641
Interest on short-term borrowings	43	1	280	—	324
Interest on long-term debt	3,804	14	1,875	8	5,701
Interest on intercompany debt	(21)	6	560	(545)	—
Total interest expense	3,878	21	3,304	(537)	6,666
Depreciation expense on operating lease assets	435	—	1,468	—	1,903
Net financing (loss) revenue	(1,582)	10	4,308	(122)	2,614
Dividends from subsidiaries
Nonbank subsidiaries	182	5	—	(187)	—
Other revenue
Servicing fees	434	—	1,060	(1)	1,493
Servicing asset valuation and hedge activities, net	—	—	(394)	—	(394)
Total servicing income, net	434	—	666	(1)	1,099
Insurance premiums and service revenue earned	—	—	1,750	—	1,750
Gain on mortgage and automotive loans, net	31	—	1,230	—	1,261
Loss on extinguishment of debt	(127)	—	(8)	12	(123)
Other gain on investments, net	6	—	504	(6)	504
Other income, net of losses	(93)	1	1,190	(561)	537
Total other revenue	251	1	5,332	(556)	5,028
Total net revenue	(1,149)	16	9,640	(865)	7,642
Provision for loan losses	(204)	(1)	647	—	442
Noninterest expense
Compensation and benefits expense	785	11	780	—	1,576
Insurance losses and loss adjustment expenses	—	—	820	—	820
Other operating expenses	744	4	3,514	(597)	3,665
Total noninterest expense	1,529	15	5,114	(597)	6,061
(Loss) income from continuing operations before income tax (benefit) expense and undistributed income of subsidiaries	(2,474)	2	3,879	(268)	1,139
Income tax (benefit) expense from continuing operations	(592)	(1)	746	—	153
Net (loss) income from continuing operations	(1,882)	3	3,133	(268)	986
Income from discontinued operations, net of tax	70	—	19	—	89
Undistributed income of subsidiaries
Bank subsidiary	902	902	—	(1,804)	—
Nonbank subsidiaries	1,985	259	—	(2,244)	—
Net income	$1,075	$1,164	$3,152	$(4,316)	$1,075

Year ended December 31, 2009 ($ in millions)	Parent	Guarantors	Nonguarantors	Consolidating adjustments	Ally consolidated
Financing revenue and other interest income
Interest and fees on finance receivables and loans	$891	$36	$5,544	$—	$6,471
Interest and fees on finance receivables and loans — intercompany	837	5	7	(849)	—
Interest on loans held-for-sale	238	—	178	—	416
Interest on trading assets	—	—	132	—	132
Interest and dividends on available-for-sale investment securities	—	—	220	—	220
Interest and dividends on available-for-sale investment securities — intercompany	280	—	3	(283)	—
Interest-bearing cash	26	—	72	—	98
Operating leases	466	—	4,969	—	5,435
Total financing revenue and other interest income	2,738	41	11,125	(1,132)	12,772
Interest expense
Interest on deposits	27	—	650	—	677
Interest on short-term borrowings	30	2	433	—	465
Interest on long-term debt	3,819	22	2,349	(241)	5,949
Interest on intercompany debt	(46)	10	683	(647)	—
Total interest expense	3,830	34	4,115	(888)	7,091
Depreciation expense on operating lease assets	169	—	3,350	—	3,519
Net financing (loss) revenue	(1,261)	7	3,660	(244)	2,162
Dividends from subsidiaries
Nonbank subsidiaries	550	—	—	(550)	—
Other revenue
Servicing fees	690	—	777	—	1,467
Servicing asset valuation and hedge activities, net	—	—	(1,104)	—	(1,104)
Total servicing income, net	690	—	(327)	—	363
Insurance premiums and service revenue earned	—	—	1,861	—	1,861
Gain on mortgage and automotive loans, net	10	—	789	—	799
Gain on extinguishment of debt	623	—	1,751	(1,709)	665
Other gain on investments, net	558	—	149	(545)	162
Other income, net of losses	(241)	2	1,027	(598)	190
Total other revenue	1,640	2	5,250	(2,852)	4,040
Total net revenue	929	9	8,910	(3,646)	6,202
Provision for loan losses	(148)	—	5,751	—	5,603
Noninterest expense
Compensation and benefits expense	590	6	921	—	1,517
Insurance losses and loss adjustment expenses	—	—	992	—	992
Other operating expenses	714	12	4,876	(603)	4,999
Total noninterest expense	1,304	18	6,789	(603)	7,508
Loss from continuing operations before income tax (benefit) expense and undistributed (loss) income of subsidiaries	(227)	(9)	(3,630)	(3,043)	(6,909)
Income tax (benefit) expense from continuing operations	(24)	—	98	—	74
Net loss from continuing operations	(203)	(9)	(3,728)	(3,043)	(6,983)
Loss from discontinued operations, net of tax	(287)	—	(3,028)	—	(3,315)
Undistributed (loss) income of subsidiaries
Bank subsidiary	(1,953)	(1,953)	—	3,906	—
Nonbank subsidiaries	(7,855)	70	—	7,785	—
Net loss	$(10,298)	$(1,892)	$(6,756)	$8,648	$(10,298)
Condensed Consolidating Balance Sheet

December 31, 2011 ($ in millions)	Parent	Guarantors	Nonguarantors	Consolidating adjustments	Ally consolidated
Assets
Cash and cash equivalents
Noninterest-bearing	$1,413	$—	$1,062	$—	$2,475
Interest-bearing	4,848	14	5,698	—	10,560
Interest-bearing — intercompany	—	—	516	(516)	—
Total cash and cash equivalents	6,261	14	7,276	(516)	13,035
Trading assets	—	—	622	—	622
Investment securities	—	—	15,135	—	15,135
Loans held-for-sale, net	425	—	8,132	—	8,557
Finance receivables and loans, net
Finance receivables and loans, net	15,151	476	99,128	—	114,755
Intercompany loans to
Bank subsidiary	4,920	—	—	(4,920)	—
Nonbank subsidiaries	5,448	356	550	(6,354)	—
Allowance for loan losses	(245)	(2)	(1,256)	—	(1,503)
Total finance receivables and loans, net	25,274	830	98,422	(11,274)	113,252
Investment in operating leases, net	928	—	8,347	—	9,275
Intercompany receivables from
Bank subsidiary	82	—	—	(82)	—
Nonbank subsidiaries	1,070	327	577	(1,974)	—
Investment in subsidiaries
Bank subsidiary	13,061	13,061	—	(26,122)	—
Nonbank subsidiaries	17,433	3,809	—	(21,242)	—
Mortgage servicing rights	—	—	2,519	—	2,519
Premiums receivable and other insurance assets	—	—	1,853	—	1,853
Other assets	2,664	3	16,712	(638)	18,741
Assets of operations held-for-sale	(174)	—	1,244	—	1,070
Total assets	$67,024	$18,044	$160,839	$(61,848)	$184,059
Liabilities
Deposit liabilities
Noninterest-bearing	$—	$—	$2,029	$—	$2,029
Interest-bearing	1,768	—	41,253	—	43,021
Total deposit liabilities	1,768	—	43,282	—	45,050
Short-term borrowings	2,756	136	4,788	—	7,680
Long-term debt	39,524	214	53,056	—	92,794
Intercompany debt to
Nonbank subsidiaries	574	492	10,724	(11,790)	—
Intercompany payables to
Bank subsidiary	39	—	—	(39)	—
Nonbank subsidiaries	1,266	1	750	(2,017)	—
Interest payable	1,167	3	417	—	1,587
Unearned insurance premiums and service revenue	—	—	2,576	—	2,576
Reserves for insurance losses and loss adjustment expenses	—	—	580	—	580
Accrued expenses and other liabilities	559	323	13,839	(637)	14,084
Liabilities of operations held-for-sale	—	—	337	—	337
Total liabilities	47,653	1,169	130,349	(14,483)	164,688
Total equity	19,371	16,875	30,490	(47,365)	19,371
Total liabilities and equity	$67,024	$18,044	$160,839	$(61,848)	$184,059

December 31, 2010 ($ in millions)	Parent	Guarantors	Nonguarantors	Consolidating adjustments	Ally consolidated
Assets
Cash and cash equivalents
Noninterest-bearing	$1,251	$—	$463	$—	$1,714
Interest-bearing	3,414	1	6,541	—	9,956
Interest-bearing — intercompany	—	—	504	(504)	—
Total cash and cash equivalents	4,665	1	7,508	(504)	11,670
Trading assets	—	—	240	—	240
Investment securities	1,488	—	13,358	—	14,846
Investment securities — intercompany	2	—	—	(2)	—
Loans held-for-sale, net	—	—	11,411	—	11,411
Finance receivables and loans, net
Finance receivables and loans, net	10,047	425	91,941	—	102,413
Intercompany loans to
Bank subsidiary	3,650	—	—	(3,650)	—
Nonbank subsidiaries	9,461	367	463	(10,291)	—
Allowance for loan losses	(266)	(1)	(1,606)	—	(1,873)
Total finance receivables and loans, net	22,892	791	90,798	(13,941)	100,540
Investment in operating leases, net	3,864	—	5,264	—	9,128
Intercompany receivables from
Bank subsidiary	5,930	—	—	(5,930)	—
Nonbank subsidiaries	—	213	—	(213)	—
Investment in subsidiaries
Bank subsidiary	10,886	10,886	—	(21,772)	—
Nonbank subsidiaries	23,632	3,123	—	(26,755)	—
Mortgage servicing rights	—	—	3,738	—	3,738
Premiums receivable and other insurance assets	—	—	2,190	(9)	2,181
Other assets	2,912	3	15,539	(890)	17,564
Assets of operations held-for-sale	(160)	—	850	—	690
Total assets	$76,111	$15,017	$150,896	$(70,016)	$172,008
Liabilities
Deposit liabilities
Noninterest-bearing	$—	$—	$2,131	$—	$2,131
Interest-bearing	1,459	—	35,458	—	36,917
Total deposit liabilities	1,459	—	37,589	—	39,048
Short-term borrowings	2,519	89	4,900	—	7,508
Long-term debt	43,897	239	42,476	—	86,612
Intercompany debt to
Nonbank subsidiaries	504	462	13,481	(14,447)	—
Intercompany payables to
Bank subsidiary	—	—	—	—	—
Nonbank subsidiaries	4,466	—	1,716	(6,182)	—
Interest payable	1,229	3	597	—	1,829
Unearned insurance premiums and service revenue	—	—	2,854	—	2,854
Reserves for insurance losses and loss adjustment expenses	—	—	862	—	862
Accrued expenses and other liabilities	1,548	1	11,437	(860)	12,126
Liabilities of operations held-for-sale	—	—	680	—	680
Total liabilities	55,622	794	116,592	(21,489)	151,519
Total equity	20,489	14,223	34,304	(48,527)	20,489
Total liabilities and equity	$76,111	$15,017	$150,896	$(70,016)	$172,008
Condensed Consolidating Statement of Cash Flows

Year ended December 31, 2011 ($ in millions)	Parent	Guarantors	Nonguarantors	Consolidating adjustments	Ally consolidated
Operating activities
Net cash provided by operating activities	$2,695	$209	$3,973	$(1,384)	$5,493
Investing activities
Purchases of available-for-sale securities	—	—	(19,377)	—	(19,377)
Proceeds from sales of available-for-sale securities	1,494	—	12,738	—	14,232
Proceeds from maturities of available-for-sale securities	1	—	4,964	—	4,965
Net increase in finance receivables and loans	(2,933)	(51)	(14,014)	—	(16,998)
Proceeds from sales of finance receivables and loans	1,346	—	1,522	—	2,868
Net decrease (increase) in loans — intercompany	2,743	11	(88)	(2,666)	—
Net decrease (increase) in operating lease assets	2,890	—	(3,901)	—	(1,011)
Capital contributions to subsidiaries	(1,634)	(855)	—	2,489	—
Returns of contributed capital	1,255	—	—	(1,255)	—
Proceeds from sale of business unit, net	—	—	50	—	50
Other, net	124	(1)	1,020	—	1,143
Net cash provided by (used in) investing activities	5,286	(896)	(17,086)	(1,432)	(14,128)
Financing activities
Net change in short-term borrowings — third party	237	47	230	—	514
Net increase in bank deposits	—	—	5,840	—	5,840
Proceeds from issuance of long-term debt — third party	3,201	200	41,353	—	44,754
Repayments of long-term debt — third party	(9,414)	(226)	(30,833)	—	(40,473)
Net change in debt — intercompany	71	30	(2,755)	2,654	—
Dividends paid — third party	(819)	—	—	—	(819)
Dividends paid and returns of contributed capital — intercompany	—	(207)	(2,431)	2,638	—
Capital contributions from parent	—	855	1,634	(2,489)	—
Other, net	308	—	(74)	—	234
Net cash (used in) provided by financing activities	(6,416)	699	12,964	2,803	10,050
Effect of exchange-rate changes on cash and cash equivalents	31	—	18	—	49
Net increase (decrease) in cash and cash equivalents	1,596	12	(131)	(13)	1,464
Adjustment for change in cash and cash equivalents of operations held-for-sale	—	—	(99)	—	(99)
Cash and cash equivalents at beginning of year	4,665	2	7,506	(503)	11,670
Cash and cash equivalents at end of year	$6,261	$14	$7,276	$(516)	$13,035

Year ended December 31, 2010 ($ in millions)	Parent	Guarantors	Nonguarantors	Consolidating adjustments	Ally consolidated
Operating activities
Net cash provided by operating activities	$4,552	$13	$7,230	$(188)	$11,607
Investing activities
Purchases of available-for-sale securities	(1,485)	—	(22,631)	—	(24,116)
Proceeds from sales of available-for-sale securities	41	—	17,872	(41)	17,872
Proceeds from maturities of available-for-sale securities	—	—	4,527	—	4,527
Net decrease in investment securities — intercompany	323	—	260	(583)	—
Net (increase) decrease in finance receivables and loans	(5,177)	96	(12,263)	—	(17,344)
Proceeds from sales of finance receivables and loans	6	—	3,132	—	3,138
Net decrease (increase) in loans — intercompany	7,736	(283)	(302)	(7,151)	—
Net (increase) decrease in operating lease assets	(2,770)	—	7,846	—	5,076
Capital contributions to subsidiaries	(2,036)	(1,737)	—	3,773	—
Returns of contributed capital	880	—	—	(880)	—
Proceeds from sale of business unit, net	59	—	102	—	161
Other, net	104	(1)	3,016	—	3,119
Net cash (used in) provided by investing activities	(2,319)	(1,925)	1,559	(4,882)	(7,567)
Financing activities
Net change in short-term borrowings — third party	735	50	(4,414)	—	(3,629)
Net increase in bank deposits	—	—	6,556	—	6,556
Proceeds from issuance of long-term debt — third party	5,824	90	33,047	41	39,002
Repayments of long-term debt — third party	(4,292)	(256)	(44,982)	—	(49,530)
Net change in debt — intercompany	243	300	(7,774)	7,231	—
Dividends paid — third party	(1,253)	—	—	—	(1,253)
Dividends paid and returns of contributed capital — intercompany	—	—	(1,068)	1,068	—
Capital contributions from parent	—	1,725	2,048	(3,773)	—
Other, net	418	—	451	—	869
Net cash provided by (used in) financing activities	1,675	1,909	(16,136)	4,567	(7,985)
Effect of exchange-rate changes on cash and cash equivalents	—	—	102	—	102
Net increase (decrease) in cash and cash equivalents	3,908	(3)	(7,245)	(503)	(3,843)
Adjustment for change in cash and cash equivalents of operations held-for-sale	—	—	725	—	725
Cash and cash equivalents at beginning of year	757	5	14,026	—	14,788
Cash and cash equivalents at end of year	$4,665	$2	$7,506	$(503)	$11,670

Year ended December 31, 2009 ($ in millions)	Parent	Guarantors	Nonguarantors	Consolidating adjustments	Ally consolidated
Operating activities
Net cash (used in) provided by operating activities	$(3,308)	$25	$(1,299)	$(550)	$(5,132)
Investing activities
Purchases of available-for-sale securities	(145)	—	(21,148)	145	(21,148)
Proceeds from sales of available-for-sale securities	89	—	10,153	(89)	10,153
Proceeds from maturities of available-for-sale securities	—	—	4,527	—	4,527
Net decrease (increase) in investment securities — intercompany	2	—	(103)	101	—
Net (increase) decrease in finance receivables and loans	(363)	118	15,307	—	15,062
Proceeds from sales of finance receivables and loans	446	—	(186)	—	260
Net (increase) decrease in loans — intercompany	(2,551)	163	(261)	2,649	—
Net (increase) decrease in operating lease assets	(1,519)	—	7,399	—	5,880
Capital contributions to subsidiaries	(8,092)	(6,052)	—	14,144	—
Returns of contributed capital	706	—	—	(706)	—
Proceeds from sale of business unit, net	—	—	296	—	296
Other, net	(64)	(1)	2,163	—	2,098
Net cash (used in) provided by investing activities	(11,491)	(5,772)	18,147	16,244	17,128
Financing activities
Net change in short-term borrowings — third party	6	(78)	(266)	—	(338)
Net increase in bank deposits	—	—	10,703	—	10,703
Proceeds from issuance of long-term debt — third party	9,641	128	20,821	89	30,679
Repayments of long-term debt — third party	(8,831)	(107)	(52,410)	(145)	(61,493)
Net change in debt — intercompany	(7)	(255)	2,995	(2,733)	—
Proceeds from issuance of common stock	1,247	—	—	—	1,247
Proceeds from issuance of preferred stock held by U.S. Department of Treasury	8,750	—	—	—	8,750
Dividends paid – third party	(1,592)	—	—	—	(1,592)
Dividends paid and returns of contributed capital — intercompany	—	—	(1,256)	1,256	—
Capital contributions from parent	—	6,052	8,092	(14,144)	—
Other, net	699	—	365	—	1,064
Net cash provided by (used in) financing activities	9,913	5,740	(10,956)	(15,677)	(10,980)
Effect of exchange-rate changes on cash and cash equivalents	—	—	(602)	—	(602)
Net (decrease) increase in cash and cash equivalents	(4,886)	(7)	5,290	17	414
Adjustment for change in cash and cash equivalents of operations held-for-sale	—	—	(777)	—	(777)
Cash and cash equivalents at beginning of year	5,643	12	9,513	(17)	15,151
Cash and cash equivalents at end of year	$757	$5	$14,026	$—	$14,788

Guarantees And Commitments	12 Months Ended
Dec. 31, 2011
Guarantees And Commitments [Abstract]
Guarantees And Commitments Disclosure [Text Block]
30.    Guarantees and Commitments
Guarantees
Guarantees are defined as contracts or indemnification agreements that contingently require us to make payments to third parties based on changes in the underlying agreements with the guaranteed parties. The following summarizes our outstanding guarantees made to third parties on our Consolidated Balance Sheet, for the periods shown.

	2011		2010
December 31, ($ in millions)	Maximum liability	Carrying value of liability	Maximum liability	Carrying value of liability
Default automotive repurchases	$1,600	$—	$1,274	$151
Guarantees for repayment of third-party debt	—	—	1,068	989
Standby letters of credit and other guarantees	333	88	513	121
Default Automotive Repurchases
Our International Automotive Finance operations provide certain investors in our on- and off-balance sheet arrangements (securitizations) and whole-loan transactions with repurchase commitments for loans that become contractually delinquent within a specified time from their date of origination or purchase. The maximum obligation represents the principal balance for loans sold that are covered by these stipulations. Refer to Note 11 for further information regarding our securitization trusts.
Guarantees for Repayment of Third-party Debt
Under certain arrangements, our International Automotive Finance operations guarantee the repayment of third-party debt obligations in the case of default. These guarantees are collateralized by retail loans or finance leases.
Standby Letters of Credit
Our Commercial Finance Group issues standby letters of credit to customers that represent irrevocable guarantees of payment of specified financial obligations. Third-party beneficiaries primarily utilize standby letters of credit as insurance in the event of nonperformance by our customers. Assets of the customers (i.e., trade receivables, inventory, and cash deposits) generally collateralize letters of credit. Expiration dates on letters of credit range from certain ongoing commitments that will expire during the upcoming year to terms of several years for certain letters of credit.
If nonperformance by a customer occurs for letters of credit, we can be liable for payment of the letter of credit to the beneficiary with our likely recourse being a charge back to the customer or liquidation of the collateral. The majority of customers with whom we have letter of credit exposure fall into the “acceptable” risk-rating category of our Commercial Finance Group's internal risk-rating system. This category is essentially at the midpoint of our risk rating classifications.
Commitments
Financing Commitments
The contractual commitments were as follows.

December 31, ($ in millions)	2011	2010
Commitments to
Sell mortgages or securities (a)	$12,632	$14,349
Originate/purchase mortgages or securities (a)	6,741	7,735
Provide capital to investees (b)	56	76
Provide retail automotive receivables to third-parties (c)	1,779	—
Warehouse and construction-lending commitments (d)	1,018	1,509
Home equity lines of credit (e)	2,234	2,749
Unused revolving credit line commitments (f)	1,304	1,910

(a)	Amounts primarily include commitments accounted for as derivatives.

(b)
We are committed to contribute capital to certain private equity funds. The fair value of these commitments is considered in the overall valuation of the underlying assets with which they are associated.

(c)
Certain of our International Automotive Finance operations are committed to provide retail automotive receivables to third-party banks in exchange for secured debt. The transaction does not meet the definition of a sale.

(d)	The fair value of these commitments is considered in the overall valuation of the related assets.

(e)
We are committed to fund the remaining unused balances on home equity lines of credit for certain home equity loans sold into securitization structures (both on- and off-balance sheet structures) if certain deal-specific triggers are met. At December 31, 2011, the commitments to fund home equity lines of credit in off-balance sheet securitizations represented $802 million of the total unfunded commitments of $2.2 billion.

(f)	The unused portion of revolving lines of credit reset at prevailing market rates and, as such, approximate market value.
The mortgage-lending and revolving credit line commitments contain an element of credit risk. Management reduces its credit risk for unused mortgage-lending and unused revolving credit line commitments by applying the same credit policies in making commitments as it does for extending loans. We typically require collateral as these commitments are drawn.
Lease Commitments
Future minimum rental payments required under operating leases, primarily for real property, with noncancelable lease terms expiring after December 31, 2011, are as follows.

Year ended December 31, ($ in millions)
2012	$83
2013	69
2014	60
2015	42
2016	25
2017 and thereafter	37
Total minimum payment required	$316
Certain of the leases contain escalation clauses and renewal or purchase options. Rental expenses under operating leases were $105 million, $97 million, and $104 million in 2011, 2010, and 2009, respectively.
Contractual Commitments
We have entered into multiple agreements for information technology, marketing and advertising, and voice and communication technology and maintenance. Many of the agreements are subject to variable price provisions, fixed or minimum price provisions, and termination or renewal provisions.

Year ended December 31, ($ in millions)
2012	$291
2013 and 2014	418
2015 and 2016	47
2017 and thereafter	21
Total future payment obligations	$777

Contingencies And Other Risks	12 Months Ended
Dec. 31, 2011
Contingencies And Other Risks [Abstract]
Contingencies Disclosure [Text Block]
31.    Contingencies and Other Risks
Concentration with GM
The profitability and financial condition of our operations are heavily dependent upon the performance, operations, and prospects of GM. Our preferred provider agreements with GM regarding automotive financing products for their dealers and customers extend through December 2013, unless terminated earlier in accordance with their terms.
The following table presents a summary of transactions with GM having a significant income statement effect.

Year ended December 31, ($ in millions)	2011	2010	2009
Net financing revenue
GM and affiliates lease residual value support - North American Operations (a)	$(299)	$(82)	$195
GM and affiliates lease rate support - North American Operations	578	674	770
Wholesale subvention and service fees from GM	163	189	215
Interest earned on wholesale settlements	—	178	149
Other revenue
Insurance premiums earned from GM	122	155	159

(a)	Represents total amount of residual support and risk sharing (incurred) earned under the residual support and risk-sharing programs.
Mortgage Foreclosure Matters
Settlements with Federal Government and State Attorneys General
Agreement
On February 9, 2012, Ally Financial Inc., ResCap, and certain other of our mortgage subsidiaries (the Ally Entities) reached an agreement in principle with the federal government, 49 state attorneys general, and 45 state banking departments with respect to investigations into procedures followed by mortgage servicing companies and banks in connection with mortgage origination and servicing activities and foreclosure home sales and evictions (Settlement). The Settlement is expected to be filed as a consent judgment in the U.S. District Court for the District of Columbia. In addition, we separately reached an independent settlement with Oklahoma, which did not participate in the broader settlement described below.
The Settlement requires a payment by ResCap of approximately $110 million to a trustee, who will then distribute these funds to federal and state governments. This amount is payable upon the filing of the consent judgment. In addition, the Ally Entities have committed to provide $200 million towards borrower relief. This commitment for borrower relief will include loan modifications, including principal reductions, rate modifications, and refinancing for borrowers that meet certain requirements, and participation in certain other programs. Generally, if certain basic criteria are met, borrowers that are either delinquent or at imminent risk of default and owe more on their mortgages than their homes are worth could be eligible for principal reductions, and borrowers that are current on their mortgages but who owe more on their mortgage than their homes are worth could be eligible for refinancing opportunities.
We currently expect that loans totaling approximately $550 million in outstanding unpaid principal balance will be modified in connection with these programs. This estimate was determined by identifying loans that appear to meet the program eligibility requirements, and applying various assumptions with respect to anticipated modifications. Given that we have limited historical experience upon which to base our assumptions, the actual unpaid principal balance of loans ultimately modified could be significantly different. It is possible that certain of these modified loans will be accounted for as TDRs. Refer to Note 1 for additional information related to our accounting policy for TDRs.
The Settlement provides incentives for borrower relief that is provided within the first twelve months, and all obligations must be met within three years from the date the consent judgment is filed. In addition to the foregoing, the Ally Entities will be required to implement new servicing standards relating to matters such as foreclosure and bankruptcy information and documentation, oversight, loss mitigation, limitations on fees, and related procedural matters. Compliance with these obligations will be overseen by an independent monitor, who will have authority to impose additional penalties and fines if we fail to meet established timelines or fail to implement required servicing standards.
The Settlement generally resolves potential claims arising out of origination and servicing activities and foreclosure matters, subject to certain exceptions. The Settlement does not prevent state and federal authorities from pursuing criminal enforcement actions, securities-related claims (including actions related to securitization activities and Mortgage Electronic Registration Systems, or MERS), loan origination claims, certain claims brought by the FDIC and the GSEs, and certain other matters. The Settlement also does not prevent claims that may be brought by individual borrowers.
The Settlement is subject to ongoing discussions among the parties and the completion of definitive documentation, as well as required regulatory and court approvals.
Federal Reserve Board Civil Money Penalty
On February 9, 2012, Ally Financial Inc. and ResCap also agreed with the Federal Reserve Board on a civil money penalty (CMP) of $207 million related to the same activities that were the subject of the Settlement. This amount will be reduced dollar-for-dollar in connection with certain aspects of our satisfaction of the required monetary payment and borrower relief obligations included within the Settlement, as well as our participation in other similar programs approved by the Federal Reserve Board. While additional future cash payments related to the CMP are possible if we are unable to satisfy the borrower relief requirements of the Settlement within two years, we currently expect that the full amount of the CMP will be satisfied through our commitments included within the Settlement.
Financial Impact of the Settlement and CMP
For the year ended December 31, 2011, we recognized a charge of $230 million related to the matters described above. While we may forego future interest payments received related to modified loans that we may not have otherwise agreed without the Settlement, we do not expect the borrower relief modifications required by the Settlement will have a significant impact on future interest income or key performance metrics, including our net interest margin. Further, we do not expect that our borrower relief commitments overall will have a material adverse impact on our results of operations, financial position, or cash flows.
Other Mortgage Foreclosure Matters
Commonwealth of Massachusetts
On December 1, 2011, the Commonwealth of Massachusetts filed an enforcement action in the Suffolk County Superior Court against GMAC Mortgage and several other lender/servicers. For further details, refer to Legal Proceedings below.
Consent Order
As a result of an examination conducted by the FRB and FDIC, on April 13, 2011, each of Ally Financial Inc., Ally Bank, Residential Capital, LLC and GMAC Mortgage, LLC (collectively, the Ally Entities) entered into a Consent Order (the Consent Order) with the FRB and the FDIC. The Consent Order requires the Ally Entities to make improvements to various aspects of Ally’s residential mortgage loan-servicing business, including compliance programs, internal audit, communications with borrowers, vendor management, management information systems, employee training, and oversight by the boards of the Ally Entities.
The Consent Order further requires GMAC Mortgage, LLC to retain independent consultants to conduct a risk assessment related to mortgage servicing activities and, separately, to conduct a review of certain past residential mortgage foreclosure actions. We cannot estimate the ultimate impact of any deficiencies that have been or may be identified in our historical foreclosure procedures. There are potential risks related to these matters that extend beyond potential liability on individual foreclosure actions. Specific risks could include, for example, claims and litigation related to foreclosure remediation and resubmission; claims from investors that hold securities that become adversely impacted by continued delays in the foreclosure process; the reduction in foreclosure proceeds due to delay, or by challenges to completed foreclosure sales to the extent, if any, not covered by title insurance obtained in connection with such sales; actions by courts, state attorneys general, or regulators to delay further the foreclosure process after submission of corrected affidavits, or to facilitate claims by borrowers alleging that they were harmed by our foreclosure practices (by, for example, foreclosing without offering an appropriate range of alternative home preservation options); additional regulatory fines, sanctions, and other additional costs; and reputational risks. To date we have borne all out-of-pocket costs associated with the remediation rather than passing any such costs through to investors for whom we service the related mortgages, and we expect that we will continue to do so.
Loan Repurchases and Obligations Related to Loan Sales
Overview
Certain mortgage companies (Mortgage Companies) within our Mortgage operations sell loans that take the form of securitizations guaranteed by the GSEs, securitizations to private investors, and to whole-loan investors. In connection with a portion of our Mortgage Companies' private-label securitizations, the monolines insured all or some of the related bonds and guaranteed timely repayment of bond principal and interest when the issuer defaults. In connection with securitizations and loan sales, the trustee for the benefit of the related security holders and, if applicable, the related monoline insurer, are provided various representations and warranties related to the loans sold. The specific representations and warranties vary among different transactions and investors but typically relate to, among other things, the ownership of the loan, the validity of the lien securing the loan, the loan's compliance with the criteria for inclusion in the transaction, including compliance with underwriting standards or loan criteria established by the buyer, the ability to deliver required documentation and compliance with applicable laws. In general, the representations and warranties described above may be enforced against the applicable Mortgage Companies at any time unless a sunset provision is in place. Upon discovery of a breach of a representation or warranty, the breach is corrected in a manner conforming to the provisions of the sale agreement. This may require the applicable Mortgage Companies to repurchase the loan, indemnify the investor for incurred losses, or otherwise make the investor whole. We have entered into settlement agreements with both Fannie Mae and Freddie Mac that, subject to certain exclusions, limit our remaining exposure with the GSEs. See Government-sponsored Enterprises below. ResCap assumes all of the customary mortgage representation and warranty obligations for loans purchased from Ally Bank and subsequently sold into the secondary market, generally through securitizations guaranteed by the GSEs. In the event ResCap fails to meet these obligations, Ally Financial Inc. has provided Ally Bank a guaranteed coverage of certain of these liabilities.
Originations
The total exposure of the applicable Mortgage Companies to mortgage representation and warranty claims is most significant for loans originated and sold between 2004 through 2008, specifically the 2006 and 2007 vintages that were originated and sold prior to enhanced underwriting standards and risk-mitigation actions implemented in 2008 and forward. Since 2009, we have focused primarily on originating domestic prime conforming and government-insured mortgages. In addition, we ceased offering interest-only jumbo mortgages in 2010. Representation and warranty risk-mitigation strategies include, but are not limited to, pursuing settlements with investors where economically beneficial in order to resolve a pipeline of demands in lieu of loan-by-loan assessments that could result in repurchasing loans, aggressively contesting claims we do not consider valid (rescinding claims), or seeking recourse against correspondent lenders from whom we purchased loans wherever appropriate.
Repurchase Process
After receiving a claim under representation and warranty obligations, the applicable Mortgage Companies will review the claim to determine the appropriate response (e.g. appeal and provide or request additional information) and take appropriate action (rescind, repurchase the loan, or remit indemnification payment). Historically, repurchase demands were generally related to loans that became delinquent within the first few years following origination. As a result of market developments over the past several years, investor repurchase demand behavior has changed significantly. GSEs and investors are more likely to submit claims for loans at any point in their life cycle, including requests for loans that become delinquent or loans that incur a loss. Investors are more likely to submit claims for loans that become delinquent at any time while a loan is outstanding or when a loan incurs a loss. Representation and warranty claims are generally reviewed on a loan-by-loan basis to validate if there has been a breach requiring a potential repurchase or indemnification payment. The applicable Mortgage Companies actively contest claims to the extent they are not considered valid. The applicable Mortgage Companies are not required to repurchase a loan or provide an indemnification payment where claims are not valid.
The risk of repurchase or indemnification and the associated credit exposure is managed through underwriting and quality assurance practices and by servicing mortgage loans to meet investor standards. We believe that, in general, the longer a loan performs prior to default the less likely it is that an alleged breach of representation and warranty will be found to have a material and adverse impact on the loan's performance. When loans are repurchased, the applicable Mortgage Companies bear the related credit loss on the loans. Repurchased loans are classified as held-for-sale and initially recorded at fair value.
The following table presents the total number and original unpaid principal balance of loans related to unresolved representation and warranty demands (indemnification claims or repurchase demands). The table includes demands that we have requested be rescinded but which have not been agreed to by the investor.

	2011		2010
December 31, ($ in millions)	Number of loans	Dollar amount of loans	Number of loans	Dollar amount of loans
GSEs	357	$71	833	$170	(a)
Monolines
MBIA	7,314	490	6,819	466
FGIC	4,608	369	1,109	164
Other	730	58	278	31
Whole-loan/other	513	81	392	88
Total number of loans and unpaid principal balance (b)	13,522	$1,069	9,431	$919

(a)
This amount is gross of any loans that would be removed due to the Fannie Mae settlement. At December 31, 2010, $48 million of outstanding claims were covered under the Fannie Mae settlement agreement.

(b)	Excludes certain populations where counterparties have requested additional documentation.
We are currently in litigation with MBIA Insurance Corporation (MBIA) and Financial Guaranty Insurance Company (FGIC) with respect to certain of their private-label securitizations. Historically we have requested that most of the repurchase demands presented to us by both MBIA and FGIC be rescinded, consistent with the repurchase process described above. As the litigation process proceeds, additional loan reviews are expected and will likely result in additional repurchase demands.
Representation and Warranty Obligation Reserve Methodology
The liability for representation and warranty obligations reflects management's best estimate of probable lifetime losses at the applicable Mortgage Companies. We consider historical and recent demand trends in establishing the reserve. The methodology used to estimate the reserve considers a variety of assumptions including borrower performance (both actual and estimated future defaults), repurchase demand behavior, historical loan defect experience, historical mortgage insurance rescission experience, and historical and estimated future loss experience, which includes projections of future home price changes as well as other qualitative factors including investor behavior. In cases where we do not have or have limited current or historical demand experience with an investor, it is difficult to predict and estimate the level and timing of any potential future demands. In such cases, we may not be able to reasonably estimate losses, and a liability is not recognized. Management monitors the adequacy of the overall reserve and makes adjustments to the level of reserve, as necessary, after consideration of other qualitative factors including ongoing dialogue and experience with counterparties.
At the time a loan is sold, an estimate of the fair value of the liability is recorded and classified in accrued expenses and other liabilities on our Consolidated Balance Sheet and recorded as a component of gain (loss) on mortgage and automotive loans, net, in our Consolidated Statement of Income. We recognize changes in the liability when additional relevant information becomes available. Changes in the liability are recorded as other operating expenses in our Consolidated Statement of Income. The repurchase reserve at December 31, 2011 relates primarily to non-GSE exposure.
The following tables summarize the changes in our reserve for representation and warranty obligations.

($ in millions)	2011	2010
Balance at January 1,	$830	$1,263
Provision for mortgage representation and warranty expenses
Loan sales	19	70
Change in estimate — continuing operations	324	670
Total additions	343	740
Resolved claims (a)	(360)	(1,185)
Recoveries	12	12
Balance at December 31,	$825	$830

(a)	Includes principal losses and accrued interest on repurchased loans, indemnification payments, and settlements with counterparties.
Government-sponsored Enterprises
Between 2004 and 2008, the applicable Mortgage Companies sold $250.8 billion of loans to the GSEs. Each GSE has specific guidelines and criteria for sellers and servicers of loans underlying their securities. In addition, the risk of credit loss of the loan sold was generally transferred to investors upon sale of the securities into the secondary market. Conventional conforming loans were sold to either Freddie Mac or Fannie Mae, and government-insured loans were securitized with Ginnie Mae. For the year ended December 31, 2011, the applicable Mortgage Companies received repurchase claims relating to $441 million of original unpaid principal balance of which $285 million are associated with the 2004 through 2008 vintages. The remaining $156 million in repurchase claims relate to post-2008 vintages. During the year ended December 31, 2011, the applicable Mortgage Companies resolved claims with respect to $540 million of original unpaid principal balance, including settlement, repurchase, or indemnification payments related to $349 million of original unpaid principal balance, and rescinded claims related to $191 million of original unpaid principal balance. The applicable Mortgage Companies' representation and warranty obligation liability with respect to the GSEs considers the existing unresolved claims and the best estimate of future claims that could be received. The Mortgage Companies consider their experience with the GSE in evaluating its liability. During 2010, we reached agreements with Freddie Mac and Fannie Mae that, subject to certain exclusions, limits the remaining exposure of the applicable Mortgage Companies to each counterparty.
In March 2010, certain of our Mortgage Companies entered into an agreement with Freddie Mac under which we made a one-time payment to Freddie Mac for the release of repurchase obligations relating to most of the mortgage loans sold to Freddie Mac prior to January 1, 2009. This agreement does not release obligations of the applicable Mortgage Companies with respect to exposure for private-label MBS in which Freddie Mac had previously invested, loans where Ally Bank is the owner of the servicing, as well as defects in certain other specified categories of loans. Further, the applicable Mortgage Companies continue to be responsible for other contractual obligations we have with Freddie Mac, including all indemnification obligations that may arise in connection with the servicing of the mortgages. The total original unpaid principal balance of loans originated prior to January 1, 2009 and where Ally Bank was the owner of the servicing was $10.9 billion. For the year ended December 31, 2011, the amount of losses taken on loans repurchased relating to defects where Ally Bank was the owner of the servicing was $31 million and the amount of losses taken on loans that we have repurchased relating to defects in the other specified categories was $15 million. These other specified categories include (i) loans subject to certain state predatory lending and similar laws; (ii) groups of 25 or more mortgage loans purchased, originated, or serviced by one of our mortgage subsidiaries, the purchase, origination, or sale of which all involve a common actor who committed fraud; (iii) “non-loan-level” representations and warranties which refer to representations and warranties that do not relate to specific mortgage loans (examples of such non-loan-level representations and warranties include the requirement that our mortgage subsidiaries meet certain standards to be eligible to sell or service loans for Freddie Mac or our mortgage subsidiaries sold or serviced loans for market participants that were not acceptable to Freddie Mac); and (iv) mortgage loans that are ineligible for purchase by Freddie Mac under its charter and other applicable documents. If, however, a mortgage loan was ineligible under Freddie Mac's charter solely because mortgage insurance was rescinded (rather than for example, because the mortgage loan is secured by a commercial property), and Freddie Mac required our mortgage subsidiary to repurchase that loan because of the ineligibility, Freddie Mac would pay our mortgage subsidiary any net loss we suffered on any later liquidation of that mortgage loan.
Certain of our Mortgage Companies received subpoenas in July 2010 from the Federal Housing Finance Agency (FHFA), which is the conservator of Fannie Mae and Freddie Mac. The subpoenas relating to Fannie Mae investments have been withdrawn with prejudice. The FHFA indicated that documents provided in response to the remaining subpoenas will enable the FHFA to determine whether they believe issuers of private-label MBS are potentially liable to Freddie Mac for losses they might have incurred. Although Freddie Mac has not brought any representation and warranty claims against us with respect to private-label securities subsequent to the settlement, they may well do so in the future. The FHFA has commenced securities and related common law fraud litigation against Ally and certain of our Mortgage Companies with respect to certain of Freddie Mac's private-label securities investments. Refer to the Legal Proceedings described below for additional information.
On December 23, 2010, certain of our mortgage subsidiaries entered into an agreement with Fannie Mae under which we made a one-time payment to Fannie Mae for the release of repurchase obligations related to most of the mortgage loans we sold to Fannie Mae prior to June 30, 2010. The agreement also covers potential exposure for private-label MBS in which Fannie Mae had previously invested. This agreement does not release the obligations of the applicable Mortgage Companies with respect to loans where Ally Bank is the owner of the servicing, as well as for defects in certain other specified categories of loans. Further, the applicable Mortgage Companies continue to be responsible for other contractual obligations they have with Fannie Mae, including all indemnification obligations that may arise in connection with the servicing of the mortgages, and the applicable Mortgage Companies continue to be obligated to indemnify Fannie Mae for litigation or third party claims (including by borrowers) for matters that may amount to breaches of selling representations and warranties. The total original unpaid principal balance of loans originated prior to January 1, 2009 and where Ally Bank was the owner of the servicing was $24.4 billion. For the year ended December 31, 2011, the amount of losses we have taken on loans that we have repurchased relating to defects where Ally Bank was the owner of the servicing was $66 million and the amount of losses we have taken on loans that we have repurchased relating to defects in the other specified categories of loans was $13 million. These other specified categories include, among others, (i) those that violate anti-predatory laws or statutes or related regulations or that otherwise violate other applicable laws and regulations; (ii) those that have non-curable defects in title to the secured property, or that have curable title defects, to the extent our mortgage subsidiaries do not cure such defects at our subsidiary's expense; (iii) any mortgage loan in which title or ownership of the mortgage loan was defective; (iv) groups of 13 or more mortgage loans, the purchase, origination, sale, or servicing of which all involve a common actor who committed fraud; and (v) mortgage loans not in compliance with Fannie Mae Charter Act requirements (e.g., mortgage loans on commercial properties or mortgage loans without required mortgage insurance coverage). If a mortgage loan falls out of compliance with Fannie Mae Charter Act requirements because mortgage insurance coverage has been rescinded and not reinstated or replaced, upon the borrower's default our mortgage subsidiaries would have to pay to Fannie Mae the amount of insurance proceeds that would have been paid by the mortgage insurer with respect to such mortgage loan. If the amount of the loss exceeded the amount of insurance proceeds, Fannie Mae would be responsible for such excess.
Monoline Insurers
Historically, the applicable Mortgage Companies securitized loans where the monolines insured all or some of the related bonds and guaranteed the timely repayment of bond principal and interest when the issuer defaults. Typically, any alleged breach requires the insurer to have both the ability to assert a claim as well as evidence that a defect has had a material and adverse effect on the interest of the security holders or the insurer. For the period 2004 through 2007, the Mortgage Companies sold $42.7 billion of loans into these monoline-wrapped securitizations. During the year ended December 31, 2011, the Mortgage Companies received repurchase claims related to $265 million of original unpaid principal balance from the monolines associated with the 2004 through 2007 securitizations. The Mortgage Companies have resolved repurchase demands through indemnification payments related to $20 million of original unpaid principal balance.
We are currently in litigation with MBIA and FGIC, and additional litigation with other monolines is likely.
Private-label Securitization
In general, representations and warranties provided as part of our securitization activities are less rigorous than those provided to the GSEs and generally impose higher burdens on parties seeking repurchase. In order to successfully assert a claim, it is our position that a claimant must prove a breach of the representations and warranties that materially and adversely affects the interest of the investor in the allegedly defective loan. Securitization documents typically provide the investors with a right to request that the trustee investigate and initiate a repurchase claim. However, a class of investors generally is required to coordinate with other investors in that class comprising not less than 25%, and in some cases, 50%, of the percentage interest constituting a class of securities of that class issued by the trust to pursue claims for breach of representations and warranties. In addition, our private-label securitizations generally require that the servicer or trustee give notice to the other parties whenever it becomes aware of facts or circumstances that reveal a breach of representation that materially and adversely affects the interest of the certificate holders.
Regarding our securitization activities, certain of our Mortgage Companies have exposure to potential losses primarily through two avenues. First, investors, through trustees to the extent required by the applicable agreements (or monoline insurers in certain transactions), may request pursuant to applicable agreements that the applicable Mortgage Company repurchase loans or make the investor whole for losses incurred if it is determined that the applicable Mortgage Company violated representations and warranties made at the time of the sale, provided that such violations materially and adversely impacted the interests of the investor. Contractual representations and warranties are different based on the specific deal structure and investor. It is our position that litigation of these matters must proceed on a loan by loan basis. This issue is being disputed throughout the industry in various pending litigation matters. Similarly in dispute, as a matter of law, is the degree to which claimants will have to prove that the alleged breaches of representations and warranties actually caused the losses they claim to have suffered. Ultimate resolution by courts of these and other legal issues will impact litigation and treatment of non-litigated claims pursuant to similar contractual provisions. Second, investors in securitizations may attempt to achieve rescission of their investments or damages through litigation by claiming that the applicable offering documents were materially deficient. If an investor properly made and proved its allegations, the investor might attempt to claim that damages could include loss of market value on the investment even if there were little or no credit loss in the underlying loans.
Whole-loan Sales
In addition to the settlements with the GSEs noted earlier, certain of our Mortgage Companies have settled with whole-loan investors concerning alleged breaches of underwriting standards. For the year ended December 31, 2011, certain of our Mortgage Companies have received $84 million of original unpaid principal balance in repurchase claims of which $83 million are associated with the 2004 through 2008 vintages of loans sold to whole-loan investors. Certain of our Mortgage Companies resolved claims related to $91 million of original unpaid principal balance, including settlements, repurchases, indemnification payments, and rescinded claims.
Private Mortgage Insurance
Mortgage insurance is required for certain consumer mortgage loans sold to the GSEs and certain securitization trusts and may have been in place for consumer mortgage loans sold to whole-loan investors. Mortgage insurance is typically required for first-lien consumer mortgage loans having a loan-to-value ratio at origination of greater than 80 percent. Mortgage insurers are, in certain circumstances, permitted to rescind existing mortgage insurance that covers consumer loans if they demonstrate certain loan underwriting requirements have not been met. Upon receipt of a rescission notice, the applicable Mortgage Companies will assess the notice and, if appropriate, refute the notice, or if the notice cannot be refuted, the applicable Mortgage Companies attempt to remedy the defect. In the event the mortgage insurance cannot be reinstated, the applicable Mortgage Companies may be obligated to repurchase the loan or provide an indemnification payment in the event of a loss, subject to contractual limitations. While the applicable Mortgage Companies make every effort to reinstate the mortgage insurance, they have had limited success and as a result, most of these requests result in rescission of the mortgage insurance. At December 31, 2011, the applicable Mortgage Companies have approximately $227 million in original unpaid principal balance of outstanding mortgage insurance rescission notices where we have not received a repurchase demand. However, this unpaid principal amount is not representative of expected future losses.
Legal Proceedings
We are subject to potential liability under various governmental proceedings, claims, and legal actions that are pending or otherwise asserted against us. We are named as defendants in a number of legal actions, and we are occasionally involved in governmental proceedings arising in connection with our respective businesses. Some of the pending actions purport to be class actions, and certain legal actions include claims for substantial compensatory and/or punitive damages or claims for indeterminate amounts of damages. We establish reserves for legal claims when payments associated with the claims become probable and the payments can be reasonably estimated. Given the inherent difficulty of predicting the outcome of litigation and regulatory matters, it is generally very difficult to predict what the eventual outcome will be, and when the matter will be resolved. The actual costs of resolving legal claims may be higher or lower than any amounts reserved for the claims.
Mortgage-backed Securities Litigation
Private-label Securities Litigation
Ally and certain of its subsidiaries have been named as defendants in several cases relating to their various roles in MBS offerings. The plaintiffs generally allege that the various defendants made misstatements and omissions in registration statements, prospectuses, prospectus supplements, and other documents related to MBS offerings. The alleged misstatements and omissions typically concern underwriting standards. Plaintiffs generally claim that such misstatements and omissions constitute violations of state and/or federal securities law and common law including negligent misrepresentation and fraud. Plaintiffs seek monetary damages and rescission. Set forth below are descriptions of certain of these legal proceedings.
Allstate Litigation
On February 14, 2011, the Allstate Insurance Company and various of its subsidiaries and affiliates (collectively, Allstate) filed a complaint in Hennepin County District Court, Minnesota, against GMAC Mortgage LLC (GMAC Mortgage); Residential Funding Company LLC (RFC); Residential Funding Securities LLC (RFS); Residential Accredit Loans, Inc. (RALI); Residential Asset Mortgage Products, Inc. (RAMP); Residential Funding Mortgage Securities I, Inc. (RFMSI); Residential Funding Mortgage Securities II, Inc. (RFMSII); and Residential Asset Securities Corporation (RASC). The complaint alleges that the defendants misrepresented the riskiness and credit quality of, and omitted material information related to, residential MBS Allstate purchased in the offering materials. The complaint asserts claims for fraud and negligent misrepresentation and seeks money damages and costs, including attorneys' fees. Discovery in this case is underway.
Charles Schwab Litigation
The Charles Schwab Corporation (Schwab) filed a complaint in San Francisco County Superior Court against RALI, and RAMP, on August 2, 2010. The complaint alleges that the defendants made false representations and omissions of material facts in the offering documents for various securitization trusts backed by residential mortgage loans and seeks rescission and money damages for negligent misrepresentation and violations of state and federal securities laws. The case is entering the discovery phase.
DZ Bank
DZ Bank and DG Holding Trust filed a Summons with Notice on December 13, 2011, in New York County Supreme Court directed at Ally, and numerous of its mortgage subsidiaries, on December 13, 2011, in New York County Supreme Court against numerous defendants including Ally; Residential Capital Corporation (RCC); GMAC-RFC Holding Company LLC (GMAC-RFC); RFC; Ally Securities LLC (Ally Securities); RAMP; RASC; and RALI. The Summons alleges that the offering materials issued by the defendants for MBS they purchased contained material misrepresentations and omissions related to the originator's underwriting guidelines and the credit quality and characteristics of the mortgage loans underlying the securities. It also notices the defendants of the plaintiffs' claims for damages. Such claims include common law fraud, fraudulent inducement, negligent misrepresentation, and aiding and abetting fraud. The Summons has not been served.
FHFA Litigation
FHFA, as conservator for Freddie Mac, filed a complaint on September 2, 2011, against Ally; GMAC Mortgage Group, Inc. (GMAC Mortgage Group); Residential Capital LLC (ResCap); GMAC-RFC; RFC; Ally Securities; RAMP; RASC; and RALI, in New York County Supreme Court. The complaint alleges that Freddie Mac purchased over $6 billion of residential MBS issued in connection with 21 securitizations sponsored and/or underwritten by the defendants. It further alleges that the registration statements, prospectuses, and other offering materials associated with these transactions contained false and misleading statements and omissions of material facts. The complaint asserts claims for negligent misrepresentation, fraud, and violations of state and federal securities laws, and seeks rescission and recovery of the consideration Freddie Mac paid for the securities, as well as other compensatory and punitive damages. The FHFA has moved to remand this case to state court. That motion is still pending.
FHLB Litigation
Federal Home Loan Bank (FHLB) of Indianapolis filed an Amended Complaint in Marion County Superior Court for rescission and damages on July 14, 2011, asserting claims for common law negligence and violations of state and federal securities laws, and names RFS, RFMSI, and GMAC Mortgage Group, among other defendants. The complaint alleges that the offering documents for the securities underwritten and issued by the defendants contained material misrepresentations of fact, evidenced by high default and foreclosure rates, and seeks unspecified damages and an order voiding the transactions at issue. The defendants' motion to dismiss is pending.
FHLB of Boston filed a complaint on April 20, 2011, in Suffolk County Superior Court, naming numerous defendants including Ally; GMAC Mortgage Group; RALI; and RFC. The complaint alleges that the defendants collectively packaged, marketed, offered, and sold private-label MBS, and FHLB of Boston purchased such securities in reliance upon misstatements and omissions of material facts in the offering documents. The complaint seeks rescission and damages for negligent misrepresentation and violations of the Massachusetts Uniform Securities Act, among other claims. The defendants removed this case to federal court, and FHLB of Boston's motion to remand is pending.
Finally, FHLB of Chicago filed a Corrected Amended Complaint for Rescission and Damages on October 15, 2011, in Cook County Circuit Court, which names, among other defendants, Ally; GMAC Mortgage Group; RFC; RFS; RAMP; RASC; and RFMSI. The complaint alleges that the offering documents for the securities underwritten and issued by defendants contained material misrepresentations of fact and asserts claims for violations of state securities law and negligent misrepresentation. The complaint seeks rescission of the transactions at issue and damages in an amount to be determined at trial. The defendants' motion to dismiss is pending.
Huntington Bancshares Litigation
Huntington Bancshares, Inc. (Huntington), commenced a lawsuit on October 11, 2011, against Ally; GMAC Mortgage; RALI; ResCap; GMAC-RFC; RFC; Ally Securities; and several individuals. The complaint alleges that the defendants made misrepresentations and omissions of material facts related to the originator's loan underwriting guidelines in the offering materials for five residential mortgaged-backed securities.  The complaint asserts claims for fraud, aiding and abetting fraud, negligent misrepresentation, and violation of the Minnesota Securities Act and seeks rescission, money damages, and costs. The defendants' motion to dismiss is pending.
Massachusetts Mutual Life Insurance Company Litigation
On February 9, 2011, the Massachusetts Mutual Life Insurance Company (MassMutual) filed a complaint in the United States District Court for the District of Massachusetts against numerous defendants including RFC; RALI; RAMP; RASC; and RFS. The complaint alleges that the defendants' public filings and offering documents associated with MBS MassMutual purchased contained false statements and omissions of material facts. MassMutual asserts claims for violations of the Massachusetts Uniform Securities Act and seeks both compensatory and statutory damages. The defendants' motion to dismiss was granted in February 2012, subject to certain additional provisions, which could result in certain of the original counts being reinstated against certain Ally entities.
NCUAB Litigation
On August 9, 2011, the National Credit Union Administration Board (NCUAB) filed a complaint as liquidating agent of U.S. Central Federal Credit Union (U.S. Central) and Western Corporate Federal Credit Union (WesCorp) against Goldman, Sachs & Co. as underwriter and seller, and Fremont Mortgage Securities Corp., GS Mortgage Securities Corp., Long Beach Securities Corp., and RALI, as issuers, of certain residential MBS purchased by U.S. Central and WesCorp. Previously, on June 20, 2011, the NCUAB filed a complaint as liquidating agent of U.S. Central Federal Credit Union (U.S. Central) against numerous defendants including RFMSII. The complaints assert claims under the California securities laws and Sections 11 and 12 of the Securities Act of 1933, alleging the offering documents associated with the underlying transactions contained untrue statements and omissions of material facts, and seek money damages and costs. The defendants have moved to dismiss both complaints, and those motions are pending.
New Jersey Carpenters Litigation
On January 3, 2011, New Jersey Carpenters Health Fund, New Jersey Carpenters Vacation Fund, and Boilermaker Blacksmith National Pension Trust, on behalf of themselves and a putative class (collectively, New Jersey Carpenters), filed a Consolidated Second Amended Securities Class Action Complaint against numerous defendants including ResCap; Residential Funding LLC, RALI; and Residential Funding Securities Corporation d/b/a GMAC RFC Securities. The complaint alleges that the plaintiffs and the class purchased MBS between June 28, 2006, and May 30, 2007, and asserts that the offering documents associated with these transactions contained misrepresentations and omitted material information in violation of Sections 11, 12, and 15 of the Securities Act of 1933. The complaint seeks compensatory damages, rescission or a rescissory measure of damages, and attorneys' fees and costs, among other relief. New Jersey Carpenters moved for class certification. The court denied the plaintiffs' motion, and an appeal from that decision is pending.
Private-label Monoline Bond Insurer Claims
MBIA Litigation
MBIA Insurance Corporation (MBIA) filed complaints on December 4, 2008, and April 1, 2010, in the New York County Supreme Court, entitled MBIA Insurance Corporation v. RFC, and MBIA Insurance Corporation v. GMAC Mortgage, respectively. The complaints allege that defendants breached their contractual representations and warranties relating to the characteristics of mortgage loans contained in certain insured MBS offerings. The complaints further allege that defendants failed to follow specific remedy procedures set forth in the contracts and improperly serviced the mortgage loans. Along with claims for breach of contract, MBIA also alleges fraud. MBIA seeks, among other remedies, repurchase of certain loans, payments on current and future claims under the relevant policies, indemnification for attorneys' fees and costs, and punitive damages. Both cases are in fact discovery.
FGIC Litigation
FGIC filed three complaints on November 29, 2011, against several of Ally's mortgage subsidiaries in New York County Supreme Court. In two of these cases, both entitled Financial Guaranty Insurance Company v. RFC, et al., FGIC alleges that defendants RFC and ResCap breached their contractual representations and warranties relating to the characteristics of the mortgage loans contained in certain insured MBS offerings. FGIC further alleges that the defendants breached their contractual obligations to permit access to loan files and certain books and records.
In the third case, entitled Financial Guaranty Insurance Company v. GMAC Mortgage, et al., FGIC makes similar contract allegations against GMAC Mortgage and ResCap, as well as a claim against GMAC Mortgage for fraudulent inducement. In addition, FGIC alleges aiding and abetting fraudulent inducement against Ally Bank, which originated a large portion of the loans in the disputed pool, and breach of the custodial agreement for failing to notify FGIC of the claimed breaches of representations and warranties. In each of these cases, FGIC seeks, among other relief, reimbursement of all sums it paid under the various policies and an award of legal, rescissory, equitable, and punitive damages.
On December 15, 2011, FGIC filed a fourth complaint in New York County Supreme Court related to insurance policies issued in connection with an RFC-sponsored transaction. This complaint, entitled Financial Guaranty Insurance Company v. Ally, et al., names Ally, RFC, and ResCap, and seeks various forms of declaratory and monetary relief. The complaint alleges that the defendants are alter egos of one another, fraudulently induced FGIC's agreement to provide insurance by misrepresenting the nature of RFC's business practices and the credit quality and characteristics of the underlying loans, and have now materially breached their agreement with FGIC by refusing its requests for information and documents.
Finally, on December 27, 2011, FGIC filed three additional complaints in New York County Supreme Court against Ally, RFC, and ResCap. These complaints seek relief nearly identical to that of FGIC's previously filed cases and contain substantially similar allegations. In particular, FGIC alleges that the defendants, acting as alter egos of each other, fraudulently induced FGIC to enter into seven separate insurance and indemnity agreements and breached their contractual obligations under same.
The defendants removed these cases to the U.S. District Court for the Southern District of New York.
Other Matters
Kessler Litigation
Several putative class actions filed in 2001-2003, all alleging that originators Community Bank of Northern Virginia and Guaranty National Bank of Tallahassee charged certain interest rates and fees in violation of the applicable Secondary Mortgage Loan Act, were consolidated for settlement purposes in the U.S. District Court for the Western District of Pennsylvania. On September 22, 2010, the Third Circuit Court of Appeals vacated an order approving the settlement and remanded the case to the trial court for further proceedings. On October 10, 2011, plaintiffs filed a joint consolidated amended class action complaint against, among others, RFC alleging violations of the Real Estate Settlement Procedures Act; the Truth in Lending Act, as amended by the Home Ownership and Equity Protection Act; and the Racketeer Influenced and Corrupt Organizations Act. RFC's motion to dismiss is outstanding, and we intend to vigorously defend against these claims.
Mitchell Litigation
In this statewide class action, plaintiffs alleged that Mortgage Capital Resources, Inc. (MCR) violated the Missouri Second Mortgage Loan Act by charging Missouri borrowers fees and interest not permitted by the Act. RFC and Homecomings Financial LLC (HFN), among others, were named as defendants in their role as assignees of certain of the MCR loans. Following a trial concluded in January 2008, the jury returned verdicts against all defendants, including an award against RFC and HFN for $4 million in compensatory damages (plus pre- and post-judgment interest and attorneys' fees) and against RFC for $92 million in punitive damages. In a November 2010 decision, the Missouri Court of Appeals affirmed the compensatory damages but ordered a new trial on punitive damages. Upon remand, we paid $13 million in compensatory damages (including interest and attorneys' fees). Trial on punitive damages against RFC and the other non-company defendants is set to begin on March 5, 2012. We intend to vigorously defend against these claims.
Commonwealth of Massachusetts
On December 1, 2011, the Commonwealth of Massachusetts filed an enforcement action in the Suffolk County Superior Court against GMAC Mortgage and several other lender/servicers. The Commonwealth claims that certain aspects of defendants' foreclosure processes are unlawful, that defendants do not always process loan modifications accurately, and that defendants' use of the Mortgage Electronic Registration Systems (MERS) has damaged the integrity of the Commonwealth's Torrens recording system. The Commonwealth seeks civil penalties, injunctive relief, costs, and attorneys' fees. In connection with the settlement with the federal government and state attorneys general announced on February 9, 2012, the Commonwealth of Massachusetts agreed to settle all servicing-related claims asserted in this action and to certain limits on monetary damages, if any. However, the Commonwealth of Massachusetts continues to pursue claims related to MERS and certain foreclosure-related matters.
Potential Losses - Litigation, Repurchase Obligations, and Related Claims
Litigation
As described under Legal Proceedings above, Ally and certain of its subsidiaries have been named as defendants in several cases relating to their various roles in MBS offerings.
Private-label Securitizations — Other Potential Repurchase Obligations
When our Mortgage Companies sell mortgage loans through whole-loan sales or securitizations, these entities are required to make customary representations and warranties about the loans to the purchaser and/or securitization trust. These representations and warranties relate to, among other things, the ownership of the loan, the validity of the lien securing the loan, the loan's compliance with the criteria for inclusion in the transaction, including compliance with underwriting standards or loan criteria established by the buyer, ability to deliver required documentation, and compliance with applicable laws. Generally, the representations and warranties described above may be enforced against the applicable Mortgage Companies at any time over the life of the loan. Breaches of these representations and warranties have resulted in a requirement that the applicable Mortgage Companies repurchase mortgage loans. As the mortgage industry continues to experience higher repurchase requirements and additional investors begin to attempt to put back loans, a significant increase in activity beyond that experienced today could occur, resulting in additional future losses at our Mortgage Companies.
Potential Losses
We believe it is reasonably possible that losses beyond amounts currently reserved for the litigation matters and potential repurchase obligations and related claims described above with respect to our Mortgage Companies could occur, and such losses could have a material adverse impact on our results of operations, financial position, or cash flows. However, based on currently available information, we are unable to estimate a range of reasonably possible losses above reserves that have been established.
Other Contingencies
We are subject to potential liability under various other exposures including tax, nonrecourse loans, self-insurance, and other miscellaneous contingencies. We establish reserves for these contingencies when the item becomes probable and the costs can be reasonably estimated. The actual costs of resolving these items may be substantially higher or lower than the amounts reserved for any one item. Based on information currently available, it is the opinion of management that the eventual outcome of these items will not have a material adverse impact on our results of operations, financial position, or cash flows.

Quarterly Financial Statements (unaudited)	12 Months Ended
Dec. 31, 2011
Quarterly Financial Information Disclosure [Abstract]
Quarterly Financial Statements (unaudited)
32.    Quarterly Financial Statements (unaudited)

2011 ($ in millions)	First quarter	Second quarter	Third quarter	Fourth quarter
Net financing revenue	$544	$718	$607	$606
Total other revenue	1,008	1,057	554	977
Total net revenue	1,552	1,775	1,161	1,583
Provision for loan losses	113	50	50	6
Other noninterest expense	1,340	1,534	1,217	1,694
Income (loss) from continuing operations before income tax expense (benefit)	99	191	(106)	(117)
Income tax (benefit) expense from continuing operations	(70)	83	93	73
Net income (loss) from continuing operations	169	108	(199)	(190)
(Loss) income from discontinued operations, net of tax	(23)	5	(11)	(16)
Net income (loss)	$146	$113	$(210)	$(206)
Basic and diluted earnings per common share
Net (loss) from continuing operations	$(2)	$(62)	$(300)	$(294)
Net (loss)	(19)	(58)	(308)	(305)
2010
Net financing revenue	$758	$718	$593	$545
Total other revenue	1,022	1,329	1,377	1,300
Total net revenue	1,780	2,047	1,970	1,845
Provision for loan losses	145	218	8	71
Other noninterest expense	1,450	1,400	1,662	1,549
Income from continuing operations before income tax expense	185	429	300	225
Income tax expense from continuing operations	35	31	42	45
Net income from continuing operations	150	398	258	180
Income (loss) from discontinued operations, net of tax	12	167	11	(101)
Net income	$162	$565	$269	$79
Basic earnings per common share
Net (loss) income from continuing operations	$(441)	$467	$(87)	$(1,025)
Net (loss) income	(426)	676	(73)	(1,151)
Diluted earnings per common share
Net (loss) income from continuing operations	$(441)	$209	$(87)	$(1,025)
Net (loss) income	(426)	302	(73)	(1,151)
2009
Net financing revenue	$505	$418	$567	$672
Total other revenue	1,163	756	1,310	811
Total net revenue	1,668	1,174	1,877	1,483
Provision for loan losses	744	1,116	680	3,063
Other noninterest expense	1,574	1,648	2,069	2,217
Loss from continuing operations before income tax (benefit) expense	(650)	(1,590)	(872)	(3,797)
Income tax (benefit) expense from continuing operations	(116)	1,092	(294)	(608)
Net loss from continuing operations	(534)	(2,682)	(578)	(3,189)
Loss from discontinued operations, net of tax	(141)	(1,221)	(189)	(1,764)
Net loss	$(675)	$(3,903)	$(767)	$(4,953)
Basic and diluted earnings per common share
Net loss from continuing operations	$(1,328)	$(5,395)	$(1,764)	$(6,788)
Net loss	(1,613)	(7,657)	(2,114)	(10,037)

Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events
33.    Subsequent Events
Declaration of Quarterly Dividend Payments
On January 4, 2012, the Ally Board of Directors declared quarterly dividend payments on certain outstanding preferred stock. This included a cash dividend of $1.125 per share, or a total of $134 million, on Fixed Rate Cumulative Mandatorily Convertible Preferred Stock, Series F-2 and a cash dividend of $17.50 per share, or a total of $45 million, on Fixed Rate Cumulative Perpetual Preferred Stock, Series G. The dividends were paid on February 15, 2012.
Mortgage Foreclosure Matters
On February 9, 2012, we reached an agreement in principle with the federal government and 49 state attorneys general with respect to foreclosure-related matters. We also agreed in principle with the Federal Reserve Board on a monetary penalty related to the same foreclosure-related matters. Refer to Note 31 for additional information.
February 2012 Notes Offering
On February 14, 2012, we completed a securities offering of $1.0 billion in aggregate principal amount of Ally senior guaranteed notes due February 2017. The notes bear interest at a rate of 5.5% per annum and are guaranteed by certain Ally subsidiaries.
Change in Reportable Segment Information
On May 13, 2012, ResCap filed for relief under Chapter 11 of the Bankruptcy Code in the United States. As a result of the bankruptcy filing, beginning in the second quarter of 2012, ResCap is deconsolidated from our financial statements and we are presenting our mortgage business activities under one reportable operating segment, Mortgage operations. Previously our Mortgage operations were presented as two reportable operating segments, Origination and Servicing operations and Legacy Portfolio and Other operations. The new presentation is consistent with the organizational alignment of the business and management's current view of the mortgage business.
The previously issued financial statements, for all years presented, have been updated for the reportable segment change even though the financial statements relate to periods prior to the reportable segment change. This change in reportable segment has no effect on our reported net income for any reporting period.